As filed with the Securities and Exchange Commission on April 30, 2014

Registration Nos. 333-22375

and 811-3199

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☒
ACT OF 1940
Amendment No. 124

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

(formerly KILICO VARIABLE ANNUITY SEPARATE ACCOUNT)

(Exact Name of Registrant)

ZURICH AMERICAN LIFE INSURANCE COMPANY

(formerly KEMPER INVESTORS LIFE INSURANCE COMPANY)

(Name of Depositor)

1400 American Lane, Schaumburg, Illinois 60196

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(425) 577-5100

Name and Address of Agent for Service:	Copy to:
Juanita M. Thomas, Esq.	Richard T. Choi, Esq.
1114 Georgia Street	Carlton Fields Jorden Burt
Louisiana, MO 63353	1025 Thomas Jefferson Street, N.W., Suite 400 East
Washington, DC 20007-5208

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2014, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Units of interest in a separate account under individual and group variable, fixed and market value adjusted deferred annuity contracts.

Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Zurich American Life Insurance Company Through ZALICO Variable Annuity Separate Account		Prospectus May 1, 2014

Home Office 1400 American Lane Schaumburg, Illinois 60196 www.zurichamericanlifeinsurance.com	Service Center Scudder DestinationsSM Service Team PO Box 19097 Greenville, SC 29602-9097 Phone: 1-800-449-0523 (toll free) 8:30 a.m. to 6:00 p.m. Eastern Time M-F	Scudder DestinationsSM Annuity

This Prospectus describes the Scudder DestinationsSM Annuity, a variable, fixed and market value adjusted deferred annuity contract (the “Contract”) offered by Zurich American Life Insurance Company (“we” or “ZALICO”). The Contract is designed to provide annuity benefits for retirement that may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contract may have been issued on a group or individual basis. The Contract is currently not being issued.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) Option (the “MVA Option”) in states where an MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 21 variable options, each of which is a Subaccount of ZALICO Variable Annuity Separate Account that invests solely in shares of one of the Portfolios listed below. Currently, you may choose to invest among the following Portfolios:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares):
•	Invesco V.I. Managed Volatility Fund (formerly Invesco V.I. Utilities Fund)[1]
•	The Alger Portfolios (Class I-2 Shares):
•	Alger Balanced Portfolio
•	Alger Capital Appreciation Portfolio
•	Dreyfus Investment Portfolios (Initial Share Class):
•	Dreyfus Investment Portfolios, MidCap Stock Portfolio
•	The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
•	DWS Investments VIT Funds (Class A Shares):
•	DWS Equity 500 Index VIP
•	DWS Variable Series I (Class A Shares):
•	DWS Bond VIP
•	DWS Capital Growth VIP
•	DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP)[3]
•	DWS Core Equity VIP
•	DWS International VIP
•	DWS Variable Series II (Class A Shares):
•	DWS Global Income Builder VIP
•	DWS Global Equity VIP (formerly DWS Diversified International Equity VIP)[2]
•	DWS Small Mid Cap Value VIP
•	DWS Global Growth VIP
•	DWS Government & Agency Securities VIP
•	DWS High Income VIP
•	DWS Large Cap Value VIP
•	DWS Money Market VIP
•	DWS Small Mid Cap Growth VIP
•	DWS Unconstrained Income VIP

[1]	Effective April 30, 2014, Invesco V.I, Utilities Fund was renamed Invesco Managed Volatility Fund.

[2]	Effective on or about July 12, 2013, DWS Diversified International Equity VIP changed its name to DWS Global Equity VIP.

[3]	Effective May 1, 2014 DWS Global Small Cap Growth VIP changed its name to DWS Global Small Cap VIP.

We may add or delete Subaccounts and Portfolios in the future. The Contract Value that you allocate to any of the Subaccounts will vary, reflecting the investment experience of the Portfolio in which the selected Subaccount invests. The Contract Value that you allocate to the Fixed Account or one or more Guarantee Periods of the MVA Option accumulates interest at rates set in advance by ZALICO.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to vour Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Service Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2014.

The Securities and Exchange Commission has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a U.S. Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

iii

TABLE OF CONTENTS (CONTINUED)

iv

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several methods by which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “ZALICO”)—Zurich American Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of ZALICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., DWS Investments VIT Funds, DWS Variable Series I and DWS Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time during which we credit your allocation with a Guaranteed Interest Rate. Guarantee Periods may range from one to ten years, at our option. If you withdraw money from a Guarantee Period before its term has expired, you will be assessed a Market Value Adjustment.

Guarantee Period Value—The value of your Contract Value in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment (“MVA”)—An adjustment of amounts held in a Guarantee Period that we compute in accordance with the Market Value Adjustment formula in your Contract if you take a withdrawal prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period started. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described herein.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The ZALICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Service Center—The address of our Service Center is Scudder Destinationssm Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder Destinationssm Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. Concentrix Insurance Administration Solutions Corporation (formerly IBM Business Transformation Outsourcing Insurance Service Corporation) is the administrator of the Contract. You can call the Service Center toll-free at 1-800-449-0523.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts— The twenty-one subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. Any allocation you make to a Subaccount, Fixed Account or Guarantee Period must be at least $500. The maximum total Purchase Payments under the Contract is $1,000,000. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits.

Investment Options. The Contract permits you to allocate your Purchase Payments and transfer Contract Value to one or more Subaccounts listed on the cover page of this Prospectus. Each Subaccount invests in shares of a corresponding Portfolio or Fund. Contract Value that you allocate to a Subaccount varies with the investment experience of the Portfolio in which Subaccount invests.

You may also allocate Purchase Payments and transfer Contract Value into the Fixed Account. We guarantee that Purchase Payments allocated to the Fixed Account will earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The Contract also permits you to allocate your Purchase Payments and transfer Contract Value to one or more Guarantee Periods under the MVA Option. Amounts you allocate to one or more Guarantee Period will earn a guaranteed interest rate, but will be subject to a market value adjustment (MVA) and a possible surrender charge if you take a withdrawal before the end of the Guarantee Period. Please be aware that Market Value Adjustments are sensitive to changes in interest rates.

If you withdraw money from a Guarantee Period under the MVA Option before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. We may limit the number of Guarantee Periods we offer at our discretion. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, including possible loss of principal, unless you allocate Contract Values to:

•

the MVA Option. Under the MVA Option, you are guaranteed to receive the Guaranteed Interest Rate over the duration of the Guarantee Period, unless you take a withdrawal before the end of the Guarantee Period. In case of premature withdrawal, you will be assessed a Market

Value Adjustment, which, in times of rising interest rates, could have a substantial negative impact on your Contract Value.

•	the Fixed Account Option, wherein you are guaranteed to earn interest at a rate not less than the minimum guaranteed rate (See “Fixed Account Option”).

Transfers. The Contract permits you to transfer Contract Value between the Subaccounts before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

Withdrawals and Withdrawal Charges. You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. We do not deduct sales charges from Purchase Payments.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract Charges. Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments)	7%

Year of Withdrawal after Purchase Payments Made	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eighth year and following	0.00%
Maximum Transfer Fee	$25 [2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Portfolio Expenses

Current
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% on the assets held in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter. The rider charge will be deducted prorata as a percentage of Contract Value from each Subaccount, Guarantee Period, and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2013. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20131

	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, before any contractual waivers or reimbursements of fees and expenses)	0.34%	1.45%
Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.34%	1.04%

[1]

The Fund expenses used to prepare this table were provided to us by the Fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for those Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses for a limited period of time ending no earlier than September 30, 2014. For more information about these arrangements, consult the prospectuses for the Funds.

The next table shows the fees and expenses charged by each Fund for the fiscal year ended December 31, 2013.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the Funds as of December 31, 2013):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Underlying Portfolio Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Invesco V.I. Managed Volatility Fund (formerly Invesco V.I. Utilities Fund)[1]	0.60%	N/A	0.48%	0.01%	1.09%	0.06%	1.03%[2]
The Alger Portfolios (Class I-2 Shares)
Alger Balanced Portfolio	0.71%	N/A	0.24%	N/A	0.95%	N/A	0.95%
Alger Capital Appreciation Portfolio	0.81%	N/A	0.15%	N/A	0.96%	N/A	0.96%
Dreyfus Investment Portfolios (Initial Share Class)
Dreyfus Investment Portfolios, Mid Cap Stock Portfolio	0.75%	N/A	0.11%	N/A	0.86%	N/A	0.86%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.11%	N/A	0.86%	N/A	0.86%
DWS Investments VIT Funds (Class A Shares)
DWS Equity 500 Index VIP[3]	0.20%	N/A	0.14%	N/A	0.34%	N/A	0.34%
DWS Variable Series I (Class A Shares)
DWS Bond VIP[4]	0.39%	N/A	0.26%	N/A	0.65%	0.04%	0.61%
DWS Capital Growth VIP[5]	0.37%	N/A	0.13%	N/A	0.50%	N/A	0.50%
DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP)6/19	0.89%	N/A	0.25%	N/A	1.14%	0.15%	0.99%
DWS Core Equity VIP[7]	0.39%	N/A	0.17%	N/A	0.56%	N/A	0.56%
DWS International VIP[8]	0.79%	N/A	0.19%	N/A	0.98%	N/A	0.98%
DWS Variable Series II (Class A Shares)
DWS Global Income Builder VIP[9]	0.37%	N/A	0.23%	N/A	0.60%	N/A	0.60%
DWS Global Equity VIP (formerly DWS Diversified International VIP)[10]	0.65%	N/A	0.41%	0.02%	1.08%	0.04%	1.04%
DWS Small Mid Cap Value VIP[11]	0.65%	N/A	0.17%	N/A	0.82%	N/A	0.82%
DWS Global Growth VIP[12]	0.92%	N/A	0.503%	N/A	1.45%	0.47%	0.98%
DWS Government & Agency Securities VIP[13]	0.45%	N/A	0.26%	N/A	0.71%	N/A	0.71%
DWS High Income VIP[14]	0.50%	N/A	0.23%	N/A	0.73%	N/A	0.73%
DWS Large Cap Value VIP[15]	0.64%	N/A	0.14%	N/A	0.78%	N/A	0.78%
DWS Money Market VIP[16]	0.29%	N/A	0.20%	N/A	0.49%	N/A	0.49%
DWS Small Mid Cap Growth VIP[17]	0.55%	N/A	0.17%	N/A	0.72%	N/A	0.72%
DWS Unconstrained Income VIP[18]	0.55%	N/A	0.47%	N/A	1.02%	0.26%	0.76%

[1]	Effective April 30, 2014, Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.

[2]

Invesco Advisers, Inc. (“Invesco” or “the Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco has also contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses (referred to as “Underlying Portfolio Expenses” in the table above). that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreements, they will terminate on April 30, 2015. The fee waiver agreements cannot be terminated during their terms.

[3]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.33% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.37% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[4]

Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.61% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[5]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.80% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[6]

Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.99% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[7]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.80% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[8]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.97% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 1.02% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[9]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.71%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[10]

Effective on or about July 12, 2013, DWS Diversified International Equity VIP changed its name to DWS Global Equity VIP. Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.02%). Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 1.02% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.02%). These agreements may only be terminated with the consent of the fund’s Board.

[11]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.83% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[12]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.80% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.98% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[13]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.75% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[14]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.72% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.75% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[15]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.73% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.80% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[16]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.51%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[17]

Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[18]

Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.76%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[19]	Effective May 1, 2014, DWS Global Small Cap Growth VIP changed its name to DWS Global Small Cap VIP.

The expenses shown above are deducted by each underlying Fund or Portfolio before the Fund or Portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying Portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least September 30, 2014. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUNDS’ ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,019	$1,469	$2,054	$3,457

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$294	$913	$1,577	$3,457

b.	If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$1,019	$1,469	$2,054	$3,457

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$294	$913	$1,577	$3,457

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Records Maintenance Charge of $30 is reflected as an annual charge of 0.036% that is determined by dividing total Records Maintenance Charges collected during 2013 ($575,266) by total average net assets attributable to the Contract during 2013 ($1,581,962,975).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

ZALICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

A. Zurich American Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Zurich American Corporation, a non-operating holding company. Zurich American Corporation is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd., a Swiss holding company.

Effective August 22, 2010, Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed its name to Zurich American Life Insurance Company, or ZALICO. The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract. ZALICO will continue to honor all its obligations under your Contract. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Zurich American Corporation and an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd.

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing has changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

B. Risks of Managing General Account Assets

The assets we hold in our General Account are used to support the payment of the death benefit under the Contracts, as well as to support payments under the optional Guaranteed Retirement Income Benefit

(“GRIB rider”), as applicable. To the extent that ZALICO is required to pay you amounts under the death benefit or GRIB rider that are in addition to your Contract Value in the Separate Account, such amounts will come from our General Account assets. You should be aware that the General Account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, liquidity and credit risks. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent in the General Account’s investments.

C. Financial Condition of the Company

The benefits under the Contract are paid by ZALICO from its General Account assets and from your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract Value that you allocate to the Subaccounts of the Separate Account. Your Contract Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct (See ‘The Separate Account”).

Assets in the General Account. Allocations you make to the MVA Option and the Fixed Account are supported by the assets in our General Account (See “The MVA Option” and “Fixed Account Option”). Any guarantees under the Contract that exceed your Separate Account Contract Value, such as those associated with the death benefit and the GRIB rider, are paid from our General Account. Therefore, any benefits that we may be obligated to pay under the Contract in excess of Separate Account Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contract supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contract Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no assurance that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing and owning any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide collateral necessary to finance our business operations.

How to Obtain More Information. We encourage our Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance, as well as the financial statements of the Separate Account (which are prepared in accordance with generally accepted accounting principles), are located in the Statement of Additional Information (“SAI”). The SAI is available at no charge by writing to our Service Center at the address on the cover page of this Prospectus, or by calling us at (800) 449-0523, or by visiting our website www.zurichamericanlifeinsurance.com). In addition, the SAI is available on the SEC’s website at http://www. sec.gov.

D. The Guarantee Periods of the MVA Option

During the Accumulation Period, you may allocate Purchase Payments and Contract Value to one or more Guarantee Periods of the MVA Option with durations generally of one to ten years. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit the number of Guarantee Periods available to three.

The amounts you allocate to the MVA Option are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets held in the separate account. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct. In addition, our General Account assets are available to fund benefits under the Contracts.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

E. The Separate Account

We established the ZALICO Variable Annuity Separate Account on May 29, 1981, pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or ZALICO.

As a result of KILICO changing its name to ZALICO in August 2010, on November 2, 2010, ZALICO changed the name of KILICO Variable Annuity Separate Account, the separate account supporting your Contract, to ZALICO Variable Annuity Separate Account. The change in the name of the Separate Account does not change the status, duties, or obligations of the ZALICO Variable Annuity Separate Account under federal or state laws. ZALICO Variable Annuity Separate Account remains registered with the SEC as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the 1940 Act and state insurance laws.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Twenty-one Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. We will not discontinue a Subaccount available for investment without receiving the necessary approvals, if any, from the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

F. The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	The Alger Portfolios

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	DWS Investments VIT Funds

•	DWS Variable Series I

•	DWS Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

There can be no assurance that the DWS Money Market VIP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the DWS Money Market VIP Subaccount may become extremely low and possibly negative. You could lose money when invested in the DWS Money Market VIP Subaccount.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
Alger Balanced Portfolio (Class I-2 Shares)	Seeks current income and long term capital appreciation. The Portfolio invests in stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities, which appear to have some potential for capital appreciation. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Alger Capital Appreciation Portfolio (Class I-2 Shares)	Seeks long term capital appreciation. The Portfolio invests at least 85% of its net assets in equity securities of companies of all market capitalizations that demonstrate promising growth potential. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). The Portfolio’s investment adviser is The Dreyfus Corporation.

DWS Global Income Builder VIP (Class A Shares)	Seeks to maximize income while maintaining prospects for capital appreciation. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. The fund invests at least 25% of net assets in fixed income senior securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Capital Growth VIP (Class A Shares)	The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of its total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Global Equity VIP (formerly DWS Diversified International Equity VIP) (Class A Shares)[3]	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies. The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its assets in cash equivalents and US investment-grade fixed-income securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Small Mid Cap Value VIP (Class A Shares)	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings. Deutsche Investment Management Americas is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Equity 500 Index VIP (Class A Shares)*	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, Inc. (“NTI”) is the subadvisor for the fund.

DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (Class A Shares)[2]	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small and mid-cap companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Global Growth VIP (Class A Shares)	The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be “blue chip” companies. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Core Equity VIP (Class A Shares)	The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS International VIP (Class A Shares)	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Large Cap Value VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund’s eligibility requirements. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Small Mid Cap Growth VIP (Class A Shares)	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

DWS Unconstrained Income VIP (Class A Shares)	The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities and dividend-paying common stocks. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Invesco V.I. Managed Volatility Fund (formerly Invesco V.I. Utilities Fund) (Series I Shares)[1]	Both capital appreciation and current income while managing portfolio volatility. The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns. The Portfolio’s investment adviser is Invesco Advisers, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks to provide capital growth, with current income as a secondary goal. The Portfolio’s investment adviser is The Dreyfus Corporation.

[1]	Effective April 30, 2014, Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.
[2]	Effective May 1, 2014, DWS Global Small Cap Growth VIP changed its name to DWS Global Small Cap VIP.
[3]	Effective on or about July 12, 2013, DWS Diversified International Equity VIP changed its name to DWS Global Equity VIP.

*

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas Inc. the DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Portfolios’ prospectuses accompanying this Prospectus and in the Portfolios’ statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

G. Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by ZALICO, and ZALICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. You are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of negative investment performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as variable options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others.

The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to ZALICO

From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%
Alger	.25%

From the following Funds or their Service Providers:	Maximum % of assets*
Dreyfus Socially Responsible Growth	.25%
DWS	.085%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

H. Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. The maximum total Purchase Payments under the Contract is $1,000,000. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form and sending our form back to the Service Center completed and in good order. No assignment or Beneficiary change is binding on us until we receive our form in good order. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select how to allocate your Purchase Payments among the Subaccount(s), Guarantee Periods, and/or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment in good order at the Service Center or the bank we have designated to receive Purchase Payments (“the bank”). Generally, we determine the value of an Accumulation Unit as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Service Center in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Electronic payments received by wire or through electronic credit or debit transactions at the bank in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Please contact the Service Center for wiring instructions or instructions on automatic electronic debiting.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them in good order at the Service Center or the bank. Upon receipt of a Purchase Payment in good order, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

“a” is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

“b” is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

“c” is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00

Guarantee Period	5 Years

Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by calling the Service Center or by mailing us written notice in good order. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization will be subject to Market Value Adjustments and may be subject to Withdrawal Charges. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Service Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time at our discretion. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared. We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year; and

•	transfer requests we receive must be in good order.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We will make transfers pursuant to your mailed, faxed or telephone instructions that specify in detail the requested changes and are in good order. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions in good order at the Service Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions you give to us in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Mail, Fax, and Telephone Access. You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-864-609-3962. You may also request transfers by telephone by calling our Service Center at 1-800-449-0523 and providing us with all required information.

Website Access. You may request transfers through our website. Our website address at www.zurichamericanlifeinsurance.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Service Center.

Pricing of Transfers. We will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website address before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

E-mail Access. Currently, we do not allow transfer requests or withdrawals by e-mail. You may e-mail us through our website to request an address change or to inquire about your Contract. Please identify your Contract number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000, per Contract, per day, and

•

transfers into and out of the DWS Global Growth VIP, the DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP), the DWS International VIP or the DWS Global Equity VIP (formerly DWS Diversified International Equity VIP), subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone, Fax, and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, fax, e-mail and website instructions are genuine. Such procedures may include confirming that instructions are in good order, requiring forms of personal identification prior to acting upon any telephone, fax, e-mail and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving fax, e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, fax, e-mail and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, fax, e-mail and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Service Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, fax, e-mail and website services will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone or fax service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made in writing, by phone, by fax, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in good order or are not in compliance with these provisions will not be considered received at our Service Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, fax, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the variable options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. Your election to participate in the automatic asset reallocation program must be in writing on our form and returned to us in good order.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); and

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to engage in market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	DWS Global Growth VIP

•	DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP),

•	DWS International VIP, or

•	DWS Global Equity VIP (formerly DWS Diversified International Equity VIP).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing and other Disruptive Trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contact Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under the Contract, there is no assurance that we will be able to deter or detect market timing or Disruptive Trading by such Contract Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or Disruptive Trading may be limited by decisions of state regulatory bodies and court order which we cannot predict.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying

Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value, subject to any applicable Market Value Adjustment and minus any Withdrawal Charge. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value.

Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of the charges we deduct from partial withdrawals and surrenders.

If your Contract Value is allocated to more than one Subaccounts, you must specify the Subaccount(s) from which you want us to take the partial withdrawal. If you do not specify the Subaccount(s), we will redeem Accumulation Units on a pro rata basis from all Subaccount(s) in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $ 100 (before any Market Value Adjustment), or your entire interest in the variable option(s) from which withdrawal is requested.

•	You must leave at least $500 in each Subaccount from which the withdrawal is requested, unless the total value is withdrawn.

A request to withdraw shall be made in writing (in good order) to us at the Service Center and should be accompanied by the Contract if surrender is requested. You may request a surrender or partial withdrawal in writing by mailing your request (in good order) to our Service Center. All requests for surrender or partial withdrawal must be submitted in writing with a signature guarantee.

Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center after the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time), using the Accumulation Unit values next determined at the end of the next regular trading session of the

NYSE. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

If, pursuant to SEC rules, the DWS Money Market VIP Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the DWS Money Market VIP Sub- account until the Portfolio no longer suspends such payments.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, your Contract, and transactions under your Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

Other types of Qualified Plan Contracts also may be subject to withdrawal restrictions under the Code or the terms of the Qualified Plan. You should consult your tax adviser and your plan sponsor regarding such restrictions. To the extent that you request a transaction with respect to your Qualified Plan Contract that requires us to share confidential information about you in order to comply with the rules under the Code or the plan governing your Qualified Contract, you consent to such information sharing by requesting the transaction.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on all Guarantee Period Values. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date of the MVA Endorsement. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, then you will receive a return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) that will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

Where:

“I” is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

“J” is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

“t” is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable.

If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

Note: The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under the Federal Defense of Marriage Act, or any other applicable Federal law. Under current Federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (as defined under Federal law) (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution.

The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the DWS Money Market VIP Subaccount.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against The Separate Account.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of 0.15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. Except as described in the Exceptions section of this Prospectus (see “CONTRACT CHARGES AND EXPENSES—Charges Against The Separate Account—9. Exceptions”), there are no other waivers of or reductions in the Records Maintenance Charge.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account. The Records Maintenance Charge is assessed equally among all Subaccounts in which you have an interest.

If your Contract Value is less than the $30 Records Maintenance Charge on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, your Contract and any applicable riders (including, but not limited to, the GRIB rider) will terminate, without value and without further notice, on that date. If your Contract has the GRIB rider, permitting the Contract to terminate without value will result in the GRIB rider also terminating along with any accumulated benefits. You should consult your financial advisor and make sure that you fully understand the impact that permitting your Contract to terminate without value will have on your GRIB rider benefits.

If your Contract Value is less than $30 on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, you can avoid having your Contract and any applicable riders terminate, without value and without further notice, by making additional Purchase Payments into your Contract before the Records Maintenance Charge is assessed. The minimum additional Purchase Payment is $500 ($50 or more for IRAs; $100 if you authorize us to draw on an account via check or electronic debit). See “THE CONTRACTS—General Information”. Your additional Purchase Payments are subject to all applicable charges, such as applicable state premium taxes.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested in good order, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expenses, which include the payment of on-going trail commissions to selling firms (See “Distribution of Contracts”). Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. We may use our general assets to pay distribution expenses. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit (“GRIB”) Rider Charge.

If you have selected the GRIB rider and it is in force, we will deduct an annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2013, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.34% to 1.04% of average daily Portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain state and local governments impose a premium tax of up to 3.5% of Purchase Payments which, depending on the state, is paid by us at the time we receive a Purchase Payment from you or at the time you annuitize your Contract. If you live in a state where we pay premium tax at the time we receive a Purchase Payment from you (Maine, South Dakota, West Virginia, and Wyoming), we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment. If you live in a state where we pay premium tax when you annuitize your Contract (California and Nevada), we will deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract. In no event will this deduction for premium tax exceed the amount of your Contract Value at the time of annuitization. The charge we deduct for premium tax will never exceed the amount of premium tax we have paid to your state on your Purchase Payments. See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with BFP Securities, LLC (“BFPS”), and

•

officers, directors and employees (and their families) of ZALICO, DWS Investments VIT Funds, and DWS Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization will be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

Special annuitization rules apply if you purchased the GRIB rider. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

A. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

B. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of your retirement plan, if applicable, and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If you do not elect an Annuity Option, we will make monthly annuity payments in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, you must select a payment frequency that results in an annuity payment of at least $50. If the amount falls below $50, we have the right to change the payment frequency to bring the annuity payment up to at least $50.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments calculated as of the date we receive your request in good order at the Service Center.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

C. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by sending a written request (in good order) to the Service Center, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-864-609-3962.

D. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

E. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

F. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

G. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

H. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

I. GRIB Rider.

If you purchased a GRIB rider with your Contract, additional annuitization rights apply. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax or other tax laws, any state and local estate or inheritance tax, or other tax consequences or ownership or receipt of distribution under a Contract.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in an annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Plan Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Plan Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Plan Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the taxpayer reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amounts.

A. Taxation of Non-Qualified Plan Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a nonqualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Plan Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Plan Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If the Contract includes the GRIB rider and it is in force, and the Guaranteed Retirement Income base is greater than the Contract Value, it is possible that the IRS could take the view that the “income on the contract” is a greater amount than would otherwise be the case. This could result in a larger amount being included in gross income in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the MVA for purposes of determining the income on the Contract. Resolution of the uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Plan Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

With respect to a Contract issued with the GRIB rider, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitizations under your Contract.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable withdrawal occurs.

Rider Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Health Care and Education Reconciliation Act of 2010. The Health Care and Education Reconciliation Act of 2010 amends the Patient Protection and Affordable Care Act and imposes a new unearned income Medicare tax. Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

B. Taxation of Qualified Plan Contracts

The tax rules that apply to Qualified Plan Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Plan Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Plan Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. Qualified Plan Contracts are subject to minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Code Section 408, permit individuals to make annual contributions of up to the lesser of $5,500 for 2013 ($6,500 if age 50 or older by the end of 2013) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual participates in certain qualified plans. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs are subject to both the lifetime and death required minimum distribution rules in Code Section 401(a)(9). The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the IRS. Such approval by the IRS is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax based on the fair market value of the IRA. In some cases, the fair market value of a Qualified Plan Contract purchased as an IRA may exceed the Contract Value, such as where the Qualified Plan Contract has an enhanced death benefit or was issued with the GRIB rider. In such cases, a conversion of the IRA to a Roth IRA may result in higher taxes than a surrender of the Contract. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. The Code also restricts when amounts can be distributed from Qualified Plan Contracts that are issued in connection with such retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all requirements applicable to such benefits prior to transferring the Contract. Other rules and limitations also may apply to such Qualified Plan Contracts under the Code and the retirement plans governing the Contracts. In addition, a 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. Purchase payments may be subject to FICA (social security) tax. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Generally, a 10% penalty tax applies to distributions made before age 59 1/2, unless certain exceptions apply. In addition, tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account, as permitted by law.) Additional restrictions may be imposed by the plan sponsor. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. In addition, in some cases involving rollovers to such Contracts, distributions from the Contracts may be subject to a 10% penalty tax unless an exception applies. Under a non-govemmental plan, all investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Withdrawals

In the case of a withdrawal under a Qualified Plan Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Plan Contract can be zero.

3. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	Hardship distributions,

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, (i) you (or your spouse or former spouse as a beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) your non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

As indicated above, any distribution that is a minimum distribution required under Code section 401(a)(9) is not an eligible rollover distribution. There is some uncertainty regarding how the minimum distribution requirements apply to a Qualified Plan Contract issued with a GRIB rider. As a result, you should consult your tax adviser regarding the interaction between the minimum distribution requirements and the eligible rollover distribution requirements in the context of a Qualified Contract issued with a GRIB rider, including in connection with any lump sum payment after annuity income payments have commenced under the GRIB rider.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Code requires that the investments of each investment division of the variable account underlying the Non-Qualified Plan Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions from Non-Qualified Plan Contracts. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Plan Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Plan Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Required Distributions from Qualified Plan Contracts. Qualified Plan Contracts are subject to special rules governing the time at which distributions must begin and the amount that must be distributed each year. In the case of IRAs, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. For other types of Qualified Plan Contracts, minimum distributions generally must commence by April 1 following the later of (1) the calendar year the owner attains age 70 1/2, and (2) the calendar year in which the owner retires. In general, periodic distributions in the form of annuity payments will satisfy the minimum distribution rules only if they meet certain requirements in the regulations under Code section 401(a)(9), including that the annuity payments be nonincreasing and made at least annually over a period permitted in the regulations. Annuity payments generally must meet these requirements even if they commence earlier than otherwise required under the Code.

If you purchased a Qualified Plan Contract with a GRIB rider, you should consult a tax adviser about the implications under the minimum distribution requirements of Code section 401(a)(9). For example, prior to the date a Qualified Plan Contract is “annuitized,” the amount of each annual required minimum distribution is determined by dividing the entire interest in the Contract by the applicable distribution period determined under IRS regulations. For this purpose, the entire interest in the Qualified Plan Contract includes the amount credited under the Contract (i.e., the Contract Value), plus the “actuarial present value” of any additional benefits provided under the Contract (such as certain enhanced death benefits or GRIB values). As a result, your required minimum distribution could be significantly larger than it would be absent such additional benefits, and could even exceed your Contract Value. Only the Contract Value is available for withdrawal from a Qualified Plan Contract that has not been annuitized. If the Contract Value is insufficient to support a required minimum distribution from a Qualified Plan Contract, it is possible that the minimum distribution requirements will not be met.

In addition, if you annuitize a Qualified Plan Contract by exercising the GRIB rider, and later elect to receive a lump sum payment in lieu of some or all of the future guaranteed installments, it is possible that the remaining annuity installments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider. (See “C. Commutable Annuitization Option” below.)

If the Qualified Plan Contract is an IRA, there may be circumstances in which you can satisfy the minimum distribution requirements for the Qualified Plan Contract by taking a distribution from other IRAs that you own. You should consult your tax adviser regarding the availability of this rule in your particular circumstances. If the Qualified Plan Contract is a Roth IRA, it is not subject to the lifetime required minimum distribution rules but is subject to the death required minimum distribution rules.

A failure to satisfy the minimum distribution requirements with respect to a Qualified Plan Contract may result in a 50% excise tax and could cause the Qualified Plan to violate the Code provisions governing its “qualified” status. In light of these potential tax consequences and the uncertainty as to how the minimum distribution requirements apply to a Qualified Plan Contract in certain circumstances, you should consult a tax adviser to ensure that those requirements are satisfied with respect to your Qualified Plan Contract.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

OTHER TAX ISSUES

A. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

B. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

C. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

D. The American Taxpayer Relief Act of 2012 (“ATRA”).

ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

E. Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

F. Federal Defense of Marriage Act

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

G. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

H. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

I. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

J. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER

We cannot process your instructions to effect a transaction relating to the Contract until we have received your instructions in good order at our Service Center or at our website, as appropriate. “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) that we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We will not accept requests for Contract distributions that are either over the telephone (including faxes) or without a signature guarantee. All requests for Contract distributions must be submitted in writing with a signature guarantee.

SIGNATURE GUARANTEES

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require a Medallion signature guarantee for all Contract disbursements, including disbursements to another carrier in connection with the exchange of one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;

•	savings banks and savings and loan associations;

•	securities brokers and dealers; and

•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. BFP Securities, LLC (“BFPS”) currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners owns 100% of BFPS. Zurich Benefit Finance and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

Special Compensation Paid to the Principal Underwriter. We pay compensation to BFPS in the amount of $3,500.00 per month to compensate it for serving as principal underwriter for the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms originally entered into written selling agreements with BFPS. We pay commissions directly to certain selling firms for their past sales of the Contracts.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months.

With respect to Contracts issued on or after April 20, 2000 with the GRIB rider, annuitization compensation of 2% of Contract Value is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Additional Compensation Paid to Selected Selling Firms. We have paid and may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms have received separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provided to us. These special compensation arrangements were not offered to all selling firms and the terms of such arrangements differed between selling firms.

We had entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2013 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
Chase Ins. Agency Inc.	$165.00
111 E Wisconsin Ave #1510
Milwaukee, WI 53202
Compass Brokerage Inc.	$55.16
15 South 20th Street
Birmingham, AL 35233
Merrill Lynch Life Agency Inc.	$675.00
Attn: Sonya Russell 3rd Fl Comm
4804 Deer Lake Drive East
Jacksonville, FL 32246

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the variable options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Service Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form in good order at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you submit a written request (in good order) to the Service Center for a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years ended December 31, 2013 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations-Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statement of changes in contract owners’ equity for each of the two years in the period then ended included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017

LEGAL PROCEEDINGS

From time to time, ZALICO is a party to certain legal and other proceedings incidental to our insurance business. Our management believes that the resolution of these various matters will not result in any material adverse effect on the Separate Account, on our consolidated financial position, or on our ability to meet our obligations under the Contracts. As of the date of this Prospectus, it also appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on BFPS ability to perform its obligations under its principal underwriting agreement.

FINANCIAL STATEMENTS

The financial statements of ZALICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER  12, 2001

A. Guaranteed Retirement Income Benefit: General

The Guaranteed Retirement Income Benefit (“GRIB”) rider was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. Requests to exercise the GRIB must be received by us in good order. GRIB may be exercised only within 30 days after the seventh Contract anniversary and within 30 days before and 30 days after later Contract anniversaries. We will not accept requests to exercise the GRIB option outside of these 30-day and 60-day windows. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

B. Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date (the “Purchase Payment Roll-Up Value”), and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We determine your greatest anniversary value solely to calculate your GRIB base. Your greatest anniversary value is not a cash value or surrender value; it is not available for withdrawal; it is not a minimum return for any Subaccount; and it is not a guarantee of any Contract Value. Your greatest anniversary value is a hypothetical value that you may never realize unless and until: (a) you annuitize your Contract, (b) you exercise the GRIB, and (c) the greatest anniversary value on the Exercise Date is greater than either the Contract Value or the Purchase Payment Roll-Up Value on the Exercise Date. When you exercise the GRIB, we will calculate the GRIB base, in part, by using your greatest anniversary value as calculated on your Exercise Date. Calculation of the greatest anniversary value on any date other than the Exercise Date is subject to recalculation and you are not entitled to any interim value of the greatest anniversary value.

Applying additional Purchase Payments to your Contract may increase your interim greatest anniversary value, which in turn may appear to increase your GRIB base. However, in some instances when you apply additional Purchase Payments to your Contract, your hypothetical greatest anniversary value, as calculated on the Contract anniversary date immediately subsequent to the Purchase Payments, may be less than the interim greatest anniversary value and your GRIB base calculation may appear to be negatively impacted.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 5, 10, 15, 20, or 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

C. Commutable Annuitization Option

If you purchased your Contract on or after August 24, 1999, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following general requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started. We reserve the right to make exceptions.

If you select a commutation option in connection with your GRIB rider, you may be subject to additional tax risks. You should consult a tax adviser before selecting any commutation options in connection with your GRIB rider. (See “Required Distributions from Qualified Plan Contracts” above.)

1. Original Commutation Option.

The commutable annuitization option originally allowed the Annuitant to elect a lump sum payment in lieu of receiving some or all of the guaranteed installment payments remaining in the period certain under the Contract. There is some uncertainty regarding how the required minimum distribution rules of Code section 401(a)(9) apply to a Qualified Plan Contract after such a commutation is elected. As a result, you should consult a tax adviser before doing so. The original commutation option is summarized as follows:

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain, subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract generally cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment that has the effect of reducing the amount of the lump sum payment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more, but less than 15, years	1.50%
less than 10 years	2.00%

2. Additional Commutation Options.

As described in the FEDERAL TAX CONSIDERATIONS section of this Prospectus, there is some uncertainty about how the minimum distribution requirements in Code section 401(a)(9) apply to your Contract after a lump sum payment is elected under the commutable annuitization option. In particular, there is uncertainty regarding how to treat options that allow a commutation of the guaranteed installments remaining to be made in a period certain but not the life-contingent payments that could remain payable after the period certain (which we call the “Life Income Payments”). The following two commutation options are intended to provide access to the Life Income Payments through a commutation.

•

Lump Sum Option: Under this option, we will pay a lump sum distribution reflecting our calculation of the present value of your remaining guaranteed installments (if any) and the actuarial present value of your future contingent Life Income Payments. Once we pay the lump sum, no further payments will be made and your Contract will terminate. This option is also available in connection with Non-Qualified Plan Contracts.

•

Level Lifetime Payment Option: Under this option, we will pay a lump sum distribution reflecting our calculation of the present value of your remaining guaranteed installments (if any), followed by life-contingent periodic payments for life (which we call the “New Level Lifetime Payments”). The New Level Lifetime Payments will commence immediately after this option is elected (rather than at the end of the originally-scheduled period certain). The New Level Lifetime Payments will continue for as long as the Annuitant (or the original joint Annuitant, if any) live, but with no period certain. The New Level Lifetime Payments will be made in lieu of any Life Income Payments that otherwise might become payable following the original period certain. The New Level Lifetime Payments will be calculated based on our calculation of the actuarial present value of your future contingent Life Income Payments as of the election date, which are discounted for mortality and other relevant factors. The New Level Lifetime Payments will be lower in amount compared to your original Life Income Payments, primarily because they will commence before the end of your original period certain. Once the New Level Lifetime Payments begin, they cannot be accelerated or paid out in a lump sum. The New Level Lifetime Payments do not include a period certain, meaning they will cease, and your Contract will terminate, upon the later of the Annuitant’s death or the death of the last surviving joint Annuitant, if any.

D. Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made and reflects the increase, if any, in Contract Value attributable to the death benefit. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Service Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

SPECIAL CONSIDERATIONS	2
SERVICES TO THE SEPARATE ACCOUNT	2
VOTING RIGHTS	4
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS	4
STATE REGULATION	4
LEGAL MATTERS	5
EXPERTS	5
FINANCIAL STATEMENTS	5
APPENDIX A—STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART	A-1
APPENDIX F—INDEX TO FINANCIAL STATEMENTS	F-1

APPENDIX A

ILLUSTRATION OF THE “FLOOR” ON THE

DOWNWARD MARKET VALUE ADJUSTMENT (MVA)

Purchase Payment	$40,000

Guarantee Period	5 Years

Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the “floor” on a downward MVA, that was added to your Contract effective April 1, 2005, may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

In these examples, the Guarantee Period Value for the $40,000.00 Purchase Payment is guaranteed to equal $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results when you take a full or partial withdrawal during periods of rising interest rates. Assume in this example that, one year after the Purchase Payment, the interest rate on a four-year Guarantee Period rose to 6.5%.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by us, and the interest rates do not represent any of our intentions regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

* Actual calculation utilizes 10 decimal places.

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

– $800.00 = $40,000.00 x (1 + .03) – $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 – $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value ($21,000.00) was withdrawn from the Contract (partial withdrawal of 50%) after the first year.

The downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 – $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

– $420.00 = $21,000.00 x (1 + .03) – $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 – $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 – (.10 x $22,050.00)) x .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 – $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 – .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 – $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 –.1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 – $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

ZURICH AMERICAN LIFE INSURANCE COMPANY

DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND

SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Zurich American Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA, Roth IRA or SIMPLE IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Service Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code) for use as an IRA, Section 408A of the Code for use as a Roth IRA, or Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to the form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(See “Required Distributions”).

If you die before the date on which you are required to begin distributions from your Contract, any remaining interest in the Contract must be distributed to your designated beneficiary (within the meaning of Section 401(a)(9) of the Code) either (i) by December 31 of the calendar year containing the fifth anniversary of your death, or (ii) over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die. If you die after distributions have begun but before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary at least as rapidly as under the method of distribution in effect as of your date of death.

If the sole designated beneficiary is your spouse, he or she may elect to treat the Contract as his or her own IRA, or, where applicable, Roth IRA whether you die before or after the distributions have begun.

Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

5. Except in the case of a rollover contribution or a direct transfer (See “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth IRA and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. Amounts distributed as required minimum distributions are not eligible for treatment as a rollover.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation includible in your gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2014, indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 for 2014 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to all your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution may be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $10,000 for the year (plus an additional $2,000 in catch-up contributions).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2014	$96,000 - $116,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2014	$608,000 - $70,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $181,000 and $191,000 in 2014.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your

Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. A taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $52,000 (indexed for cost-of-living increases after 2014) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,000 for 2014, indexed annually, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $2,500 for 2014 and thereafter, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $260,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as a traditional IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging rules that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be waived by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation includible in gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $181,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $114,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA or other Qualified Plan, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such contributions will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLL OVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution that is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution that is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution that is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, by an unemployed individual to pay health insurance premiums, or a qualified reservist as a qualified reservist distribution.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by ZALICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Records Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

The Alger Portfolios: Alger Balanced Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	12.656	14.388	2,608
2012	12.081	12.656	2,777
2011	12.246	12.081	3,048
2010	11.255	12.246	3,447
2009	8.830	11.255	4,038
2008	13.121	8.830	5,039
2007	11.841	13.121	7,039
2006	11.465	11.841	8,396
2005	10.722	11.465	9,551
2004	10.397	10.722	10,696

The Alger Portfolios: Alger Capital Appreciation Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	13.611	18.147	4,512
2012	11.668	13.611	4,715
2011	11.866	11.668	4,593
2010	10.552	11.866	4,578
2009	7.081	10.552	5,052
2008	13.088	7.081	6,678
2007	9.939	13.088	9,245
2006	8.450	9.939	8,586
2005	7.487	8.450	8,648
2004	7.017	7.487	9,465

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	18.664	24.848	2,912
2012	15.815	18.664	2,975
2011	15.973	15.815	3,228
2010	12.743	15.973	3,677
2009	9.536	12.743	4,049
2008	16.230	9.536	6,003
2007	16.216	16.230	8,727
2006	15.260	16.216	10,467
2005	14.173	15.260	11,800
2004	12.554	14.173	11,759

Dreyfus Socially Responsible Growth Fund, Inc., Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	8.563	11.346	368
2012	7.755	8.563	359
2011	7.793	7.755	374
2010	6.883	7.793	420
2009	5.218	6.883	465
2008	8.069	5.218	565
2007	7.591	8.069	788
2006	7.049	7.591	1,264
2005	6.898	7.049	1,169
2004	6.585	6.898	1,417

DWS Investments VIT Funds: DWS Equity 500 Index VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	12.049	15.677	6,903
2012	10.561	12.049	6,698
2011	10.515	10.561	6,280
2010	9.296	10.515	7,267
2009	7.462	9.296	8,076
2008	12.039	7.462	10,621
2007	11.595	12.039	15,232
2006	10.177	11.595	17,666
2005	8.699	10.177	19,101
2004	7.991	8.699	25,782

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Bond VIP Subaccount (Class A Shares)(1)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	11.099	10.614	3,376
2012	10.444	11.099	4,401
2011	10.020	10.444	1,419
2010	9.514	10.020	1,488
2009	8.765	9.514	1,542
2008	10.679	8.765	871
2007	10.395	10.679	676
2006	10.066	10.395	298
2005*	10.000	10.066	75

*	Commencement of offering on May 2, 2005.

DWS Variable Series I: DWS Capital Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	12.440	16.518	13,571
2012	10.870	12.440	14,953
2011	11.538	10.870	17,107
2010	10.024	11.538	13,997
2009	8.012	10.024	16,624
2008	12.123	8.012	17,327
2007	10.919	12.123	24,258
2006	10.201	10.919	29,857
2005	9.493	10.201	18,643
2004	8.914	9.493	5,701

DWS Variable Series I: DWS Core Equity VIP Subaccount (Class A Shares)(1)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	10.503	14.224	6,754
2012	9.196	10.503	7,012
2011	9.338	9.196	2,425
2010	8.277	9.338	2,674
2009	6.257	8.277	3,106
2008	10.285	6.257	4,077
2007	10.290	10.285	5,894
2006	9.182	10.290	7,235
2005	8.778	9.182	8,612
2004	8.080	8.778	5,555

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Global Small Cap Growth VIP Subaccount (now DWS Global Small Cap VIP Subaccount)

(Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	22.216	29.784	2,671
2012	19.527	22.216	2,747
2011	21.976	19.527	3,047
2010	17.596	21.976	3,382
2009	12.039	17.596	3,731
2008	24.400	12.039	5,128
2007	22.631	24.400	7,461
2006	18.797	22.631	8,689
2005	16.127	18.797	8,850
2004	13.257	16.127	7,838

*	Effective May 1, 2014 DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

DWS Variable Series I: DWS International VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	9.744	11.554	3,087
2012	8.190	9.744	3,122
2011	9.967	8.190	3,464
2010	9.945	9.967	3,837
2009	7.552	9.945	4,471
2008	14.789	7.552	6,444
2007	13.088	14.789	9,517
2006	10.540	13.088	10,753
2005	9.199	10.540	10,915
2004	8.005	9.199	10,684

DWS Variable Series II: DWS Blue Chip VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2012	11.902	N/A	N/A
2011	12.130	11.902	4,178
2010	10.811	12.130	4,693
2009	8.183	10.811	5,497
2008	13.491	8.183	7,475
2007	13.218	13.491	10,990
2006	11.590	13.218	12,986
2005	10.677	11.590	13,710
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Diversified International Equity VIP Subaccount (now DWS Global Equity VIP) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	11.477	13.505	2,591
2012	9.919	11.477	2,669
2011	11.438	9.919	2,921
2010	10.455	11.438	3,077
2009	8.196	10.455	3,418
2008	16.236	8.196	5,438
2007	14.107	16.236	7,666
2006	11.392	14.107	7,838
2005	10.087	11.392	7,765
2004	8.650	10.087	7,008

*	Effective on or about July 12, 2013, DWS Diversified International Equity VIP changed its name to DWS Global Equity VIP.

DWS Variable Series II: DWS Small Mid Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	22.360	29.823	3,322
2012	19.931	22.360	3,577
2011	21.518	19.931	3,939
2010	17.729	21.518	4,456
2009	13.860	17.729	5,151
2008	21.110	13.860	7,809
2007	20.772	21.110	12,839
2006	16.841	20.772	15,122
2005	15.489	16.841	16,286
2004	12.462	15.489	16,463

DWS Variable Series II: DWS Global Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	15.843	19.074	1,900
2012	13.547	15.843	2,062
2011	16.044	13.547	2,156
2010	14.314	16.044	2,422
2009	10.092	14.314	2,753
2008	19.587	10.092	3,794
2007	18.686	19.587	5,496
2006	14.559	18.686	5,030
2005	12.007	14.559	3,685
2004	10.609	12.007	2,996

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Global Income Builder VIP

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	13.035	14.992	2,865
2012	11.700	13.035	2,956
2011	12.035	11.700	3,259
2010	10.971	12.035	3,718
2009	9.013	10.971	4,218
2008	12.577	9.013	5,515
2007	12.165	12.577	7,454
2006	11.189	12.165	8,791
2005	10.878	11.189	10,111
2004	10.329	10.878	10,863
DWS Variable Series II: DWS Government & Agency Securities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	17.717	16.941	2,360
2012	17.456	17.717	2,825
2011	16.470	17.456	3,704
2010	15.665	16.470	3,822
2009	14.697	15.665	4,091
2008	14.202	14.697	6,075
2007	13.593	14.202	5,132
2006	13.232	13.593	5,570
2005	13.080	13.232	6,211
2004	12.784	13.080	6,585

DWS Variable Series II: DWS High Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	17.815	18.959	2,954
2012	15.721	17.815	3,460
2011	15.352	15.721	3,442
2010	13.655	15.352	4,259
2009	9.891	13.655	4,588
2008	13.186	9.891	4,730
2007	13.245	13.186	6,436
2006	12.157	13.245	8,060
2005	11.866	12.157	9,092
2004	10.703	11.866	10,449

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Large Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	14.993	19.354	12,181
2012	13.849	14.993	13,553
2011	14.052	13.849	15,408
2010	12.863	14.052	7,789
2009	10.404	12.863	9,113
2008	16.587	10.404	4,713
2007	14.866	16.587	5,986
2006	13.061	14.866	7,036
2005	12.988	13.061	8,028
2004	11.965	12.988	8,972

DWS Variable Series II: DWS Money Market VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	11.640	11.480	5,284
2012	11.802	11.640	5,923
2011	11.966	11.802	6,370
2010	12.132	11.966	5,223
2009	12.261	12.132	7,729
2008	12.114	12.261	14,070
2007	11.700	12.114	11,917
2006	11.337	11.700	9,082
2005	11.181	11.337	8,700
2004	11.235	11.181	8,764

DWS Variable Series II: DWS Small Mid Cap Growth VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	9.251	13.027	7,859
2012	8.204	9.251	8,456
2011	8.657	8.204	9,598
2010	6.782	8.657	4,235
2009	4.891	6.782	5,003
2008	9.822	4.891	6,535
2007	9.378	9.822	8,837
2006	9.033	9.378	10,840
2005	8.555	9.033	12,543
2004	7.813	8.555	10,299

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Unconstrained Income VIP (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	20.469	19.976	1,957
2012	18.357	20.469	2,264
2011	17.675	18.357	2,263
2010	16.286	17.675	2,507
2009	13.455	16.286	2,677
2008	14.790	13.455	3,425
2007	14.225	14.790	4,290
2006	13.235	14.225	3,567
2005	13.108	13.235	2,848
2004	12.239	13.108	2,294

Invesco Variable Insurance Funds: Invesco V.I. Managed Volatility Subaccount (formerly Invesco V.I. Utilities Fund) (Series I Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2013	11.891	12.989	1,365
2012	11.639	11.891	1,504
2011	10.135	11.639	1,696
2010	9.667	10.135	1,662
2009	8.529	9.667	1,908
2008	12.786	8.529	2,792
2007	10.748	12.786	3,997
2006	8.686	10.748	4,057
2005	7.538	8.686	3,734
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996

*	Effective on or about May 1, 2014, Invesco V.I. Utilities Fund will change its name to Invesco V.I. Managed Volatility Fund.

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

ZURICH AMERICAN LIFE INSURANCE COMPANY

and

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1400 American Lane, Schaumburg, Illinois 60196

SERVICE CENTER: Scudder DestinationsSM Service Team, PO Box, 19097, Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.zurichamericanlifeinsurance.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Scudder DestinationsSM Annuity dated May 1, 2014 and with the Prospectus for the Farmers Variable Annuity I dated May 1, 2005 (the Scudder DestinationsSM Annuity and the Farmers Variable Annuity are each referred to herein as a “Contract” and together, the “Contracts”). The Prospectuses may be obtained from Zurich American Life Insurance Company (“ZALICO” or “us”) by contacting the Service Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeepers and Independent Registered Public Accounting Firm for the ZALICO Variable Annuity Separate Account

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO that are administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

As required by law, ZALICO is responsible for the maintenance of the books and records of the Separate Account, and it has outsourced the recordkeeping function to its third party administrator, CIS (formerly IBM Outsourcing) (see below), and Protective Life. ZALICO owns the assets of the Separate Account.

The independent registered public accounting firm for the Separate Account and ZALICO is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 for the years ended December 31, 2013, 2012, and 2011. The firm has performed the annual audit of the financial statements of the Separate Account and ZALICO for the years ended December 31, 2013, 2012, and 2011.

Third Party Administrator

ZALICO has entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. The Agreement, as amended, is included as an exhibit to the Registration Statement for the Contracts. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing has changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). CIS has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, CIS, provides,

2

at the Contact Center, significant administrative services for the Contracts and the Separate Account, including the processing of all Purchase Payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account. Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

Distribution of the Contracts

BFP Securities, LLC (“BFPS”), located at 6 CityPlace, Suite 400, St. Louis, MO 63141, currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners, LLC owns 100% of BFPS. Zurich Benefit Finance LLC and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months. During 2013, 2012, and 2011, ZALICO paid gross commissions on additional Purchase Payments of approximately $2.02 million $2.08 million, and $1.1 million, respectively, to selling firms on behalf of BFPS, and paid trail commissions of approximately $10.4 million, $10 million, and $8 million, respectively, to selling firms on behalf of BFPS. Neither BFPS retained any portion of these commissions.

Compensation accrues to BFPS at the rate of $3,500.00 per month. During 2013, ZALICO paid compensation to BFPS in the amount of $35,000.00.

3

During 2013, the top ten (10) selling firms received commissions from ZALICO as follows:

Selling Firm	Commission Amount
H D Vest Insurance Agency, LLC	$252,756.02
LINSCO/Private Ledger Financial Services	$223,327.42
Raymond James	$163,763.60
Wells Fargo Advisors LLC	$100,824.87
WS Insurance Services LLC	$94,136.92
WFG Strategic Alliance Inc	$87,133.20
First Heartland Capital	$70,734.03
Summit Brokerage Services Inc	$63,883.67
Commonwealth Equity Services Inc	$60,231.35
Lincoln Financial Advisors	$55,818.40

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agents, CIS (formerly IBM Outsourcing) and Protective Life, maintain the records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Fidelity insurance coverage for the assets of the Separate Account is provided by a Form 25 Bond issued by Liberty Mutual Insurance Company providing aggregate coverage of $9.5 million (subject to a $500,000 each loss deductible) for Zurich Holding Company of America and its subsidiaries, including ZALICO.

STATE REGULATION

ZALICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. ZALICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. In addition, ZALICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

4

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Juanita M. Thomas, Esq., Senior Assistant General Counsel. Jorden Burt LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years ended December 31, 2013 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statement of changes in the two years in the period then ended included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for ZALICO and the Separate Account. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by ZALICO through the Separate Account.

5

APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non- Qualified Plans
California*	0.50%	2.35%
Maine**	—	2.00%
Nevada*	—	3.50%
South Dakota**	—	1.25	%***
West Virginia**	1.00%	1.00%
Wyoming**	—	1.00%

*	In California and Nevada, we pay premium taxes when you annuitize your Contract. We deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract.
**	In Maine, South Dakota, West Virginia, and Wyoming, we pay premium taxes at the time we receive a Purchase Payment from you. In those four states, we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment.
***	In South Dakota, we pay a 1.25% premium tax on the first $500,000 for each Non-Qualified Plan Contract and a 0.08% premium tax on any premium amount thereafter.

A-1

APPENDIX F

INDEX TO FINANCIAL STATEMENTS

Zurich American Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2013 and 2012

Statutory Statements of Operations For the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Cash Flows For the Years Ended December 31, 2013, 2012 and 2011

Notes to Financial Statements

Supplemental Schedule of Assets and Liabilities as of December 31, 2013 and For the Year Then Ended

Supplemental Summary Investment Schedule and Investment Risk Interrogatories as of December 31, 2013 and for the Year Then Ended

ZALICO Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2013

Statement of Operations for the year ended December 31, 2013

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2013

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2012

Notes to Financial Statements

F-1

Zurich American Life

Insurance Company

Statutory Financial Statements and

Supplemental Schedules

December 31, 2013, 2012 and 2011

Zurich American Life Insurance Company

Index

December 31, 2013, 2012 and 2011

Independent Auditor’s Report

To the Board of Directors and Stockholder of

Zurich American Life Insurance Company

We have audited the accompanying statutory financial statements of Zurich American Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations, Division of Insurance (“IDOI”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the IDOI, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the IDOI described in Note 2.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for income taxes effective January 1, 2012.

As disclosed in the notes to the financial statements, the Company has significant transactions with Zurich Insurance Group Ltd and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions with wholly unrelated parties.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2013 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2013 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing

2

standards generally accepted in the United States of America. In our opinion, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

[PricewaterhouseCoopers LLP (signed)]

New York, New York

April 30, 2014

3

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2013 and 2012

(in thousands of dollars)	2013	2012
Admitted assets
Cash and invested assets
Fixed maturities, at amortized cost (fair value of $433,839 and $544,468, respectively)	$413,869	$502,202
Investment in subsidiary	21,043	20,939
Contract loans	50,276	65,106
Cash, cash equivalents and short-term investments	42,650	32,478

Total cash and invested assets	527,838	620,725
Amounts recoverable from reinsurers	28,210	20,665
Federal Income tax receivable	17,175	-
Other amounts receivable under reinsurance contracts	15,011	19,529
Uncollected premiums and agents’ balance in the course of collection	115	131
Investment income due and accrued	4,590	6,464
Guaranty funds receivable or on deposit	48	1,209
Receivable from separate accounts	30,909	20,232
Receivables from parent, subsidiaries and affiliates	182	203
Other assets	1,364	1,703
Separate account assets	12,343,204	12,076,495

Total admitted assets	$12,968,646	$12,767,356

Liabilities and Capital and Surplus
Liabilities
Life and annuity reserves	$404,172	$444,261
Accident and health reserves	616	-
Deposit-type funds
Supplemental contracts without life contingencies	8,735	6,758
Claims and benefits payable to policyholders	2,020	864

Total policy liabilities	415,543	451,883
Other amounts payable on reinsurance	34,429	18,551
Interest maintenance reserve	1,440	1,842
General expenses due or accrued	5,962	4,182
Taxes, licenses and fees due or accrued	16,773	21,532
Federal Income tax payable	-	3,018
Asset valuation reserve	1,277	1,235
Payable to affiliates	6,441	4,544
Funds held under coinsurance	868	976
Commission to agents due or accrued	2,735	3,035
Payable for securities	-	7,013
Other liabilities	7,915	4,450
Separate account liabilities	12,343,204	12,076,495

Total liabilities	12,836,587	12,598,756

Capital and surplus
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding at 2013 and 2012)	2,500	2,500
Paid-in and contributed surplus	693,845	693,845
Unassigned deficit	(564,286)	(527,745)

Total capital and surplus	132,059	168,600

Total liabilities and capital and surplus	$12,968,646	$12,767,356

The accompanying notes are an integral part of these statutory financial statements.

4

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011
Income
Premium and annuity considerations	$(295,034)	$(103,503)	$(137,217)
Considerations for supplemental contracts with life contingencies	26,303	33,587	43,170
Net investment income	16,986	20,599	23,564
Amortization of interest maintenance reserve	322	156	6
Separate accounts fees	346,779	274,818	327,913
Assumed modco reserve adjustment	-	48,018	47,347
Separate accounts-related income (expenses), net	318	593	(13)
Reinsurance ceding commissions and allowances	119,897	19,749	20,013
Ceded miscellaneous fees	(109)	(97)	(14)
Fee income from non-variable separate account funds	1,373	-	-
Other income (expense)	66	428	(408)

Total income	216,901	294,348	324,361

Benefits and Expenses
Death benefits	48,414	23,257	35,006
Annuity benefits	146,156	213,720	293,233
Disability benefits	688	222	26
Surrender benefits	781	17,090	52,244
Interest and adjustments on policy or deposit-type contracts	3,488	3,009	3,583
Payments on supplementary contracts with life contingencies	20,376	21,744	24,334
(Decrease) Increase in aggregate reserves for life policies and contracts	(27,606)	36,990	28,808
Commissions	140,211	39,664	22,761
Commissions and expense allowances on reinsurance assumed	-	(15,605)	3,649
General expenses	48,164	43,035	39,527
Insurance taxes, licenses and fees	5,376	3,139	2,884
Net transfers from separate accounts	(243,719)	(253,680)	(346,626)
Reinsured fees associated with separate accounts	40,898	40,077	42,456
Change in termination value of separate accounts	540	1,272	2,783
Ceded change in termination value of separate accounts	(486)	(1,209)	(2,757)
Ceded fixed/variable expense	109,994	135,188	136,879
Other expenses	-	-	(184)

Total benefits and expenses	293,275	307,913	338,606

Net loss from operations before federal income tax benefit and realized capital gains (losses)	(76,374)	(13,565)	(14,245)
Federal income tax benefit	(26,909)	(8,642)	(7,106)

Net loss from operations before realized capital gains (losses)	(49,465)	(4,923)	(7,139)

Net realized capital gains (losses)	(113)	1,082	148
Related federal income tax expense (benefits)	(31)	476	(495)
Realized gains (losses) transferred to the interest maintenance reserve	(80)	885	148

Total realized capital gains (losses)	(2)	(279)	495

Net loss	$(49,467)	$(5,202)	$(6,644)

The accompanying notes are an integral part of these statutory financial statements.

5

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Deficit	Total Capital and Surplus
Balances at December 31, 2010	$2,500	$673,845	$(492,185)	$184,160
Net loss	-	-	(6,644)	(6,644)
Change in net unrealized capital gains, net of tax	-	-	28	28
Change in nonadmitted assets	-	-	(8,199)	(8,199)
Change in net deferred tax asset	-	-	1,774	1,774
Change in asset valuation reserve	-	-	(403)	(403)
Change in surplus as a result of reinsurance	-	-	(1,030)	(1,030)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(1,327)	(1,327)

Balances at December 31, 2011	2,500	673,845	(507,986)	168,359
Net loss	-	-	(5,202)	(5,202)
Change in net unrealized capital losses, net of tax	-	-	(179)	(179)
Change in nonadmitted assets	-	-	(1,794)	(1,794)
Change in net deferred tax asset	-	-	(38)	(38)
Change in asset valuation reserve	-	-	(85)	(85)
Adjustment for disability benefits	-	-	35	35
Change in surplus as a result of reinsurance	-	-	(721)	(721)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(929)	(929)
Cumulative effect of change in accounting principle	-	-	(10,846)	(10,846)
Capital contribution	-	20,000	-	20,000

Balances at December 31, 2012	2,500	693,845	(527,745)	168,600
Net loss	-	-	(49,467)	(49,467)
Change in net unrealized capital gains, net of tax	-	-	103	103
Change in nonadmitted assets	-	-	4,506	4,506
Change in net deferred tax asset	-	-	(2,642)	(2,642)
Change in reserve on account of change in valuation basis			11,866	11,866
Change in asset valuation reserve	-	-	(42)	(42)
Change in surplus as a result of reinsurance	-	-	(378)	(378)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(487)	(487)

Balances at December 31, 2013	$2,500	$693,845	$(564,286)	$132,059

The accompanying notes are an integral part of these statutory financial statements.

6

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011
Cash from operations
Premiums collected, net of reinsurance	$(268,516)	$(70,009)	$(94,054)
Net investment income	19,111	21,228	21,123
Miscellaneous income	468,325	343,508	394,838
Benefits and loss related payments	(210,415)	(256,223)	(398,826)
Net transfers from separate accounts	243,719	253,680	346,626
Commissions, expenses paid and aggregate write-ins for deductions	(342,300)	(243,344)	(248,248)
Federal and foreign income taxes (paid) recovered	6,747	(1,297)	15,017

Net cash (used) provided by operations	(83,329)	47,543	36,476

Cash from investments
Proceeds from investments sold, matured or repaid
Fixed Maturities	170,896	112,159	72,873
Miscellaneous proceeds	-	7,013	-

Total investment proceeds	170,896	119,172	72,873

Cost of investments acquired
Fixed Maturities	82,928	176,544	72,568
Stocks	-	-	21,090
Miscellaneous applications	7,013	-	-

Total investments acquired	89,941	176,544	93,658

Net increase (decrease) in contract loans	(14,830)	562	(1,365)

Net cash provided by (used in) investments	95,785	(57,934)	(19,420)

Cash from financing and miscellaneous sources
Capital contribution	-	20,000	-
Net deposits on deposit-type funds and other liabilities	1,977	1,037	2,594
Other applications	(4,261)	(10,527)	(7,486)

Net cash (used in) provided by financing and miscellaneous sources	(2,284)	10,510	(4,892)

Net change in cash, cash equivalents and short-term investments	10,172	119	12,164
Cash, cash equivalents and short-term investments
Beginning of year	32,478	32,359	20,195

End of year	$42,650	$32,478	$32,359

The accompanying notes are an integral part of these statutory financial statements.

7

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

1.	The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich American Corporation (“ZAC”), a nonoperating holding company. ZAC is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd (the “Parent”, formerly known as Zurich Financial Services Ltd), a financial services company domiciled in Switzerland.

On July 6, 2010, the Company’s sole shareholder (ZAC, then Kemper Corporation) approved that the name of the Company be changed from Kemper Investors Life Insurance Company to Zurich American Life Insurance Company, and that an amendment of the Company’s Articles of Incorporation be made to effect such name change, with such amendment being subject to the approval of the Illinois Department of Insurance, (“IDOI”). This change aligns the name of the Company with the Zurich Insurance Group (“Zurich”) brand. The IDOI approved the Company’s amended Articles of Incorporation reflecting this name change on Aug 23, 2010 and, accordingly, amended the Company’s Certificate of Authority. All other state regulatory notifications have been made.

On September 2, 2010, the Company established a subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”). In September 2011, ZALICO invested $6,250,000 in ZALICONY which consisted of $2,000,000 in common stock (20,000 shares at $100 per share) and $4,250,000 in paid in capital. In November 2011, the Company invested another $14,840,000 in ZALICONY as paid in capital. ZALICONY issued its stock to ZALICO to make the Company the sole shareholder of ZALICONY. A license to operate as an insurance company was granted by the New York State Department of Financial Services on January 1, 2012.

Purchase Agreement

On May 29, 2003, Kemper Corporation (now ZAC) entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Bank One Insurance Holdings, Inc. (“BOIH” or “Bank One”) which, in conjunction with then-associated and subsequent transactions, has resulted in the following:

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On September 3, 2003 (the “Closing Date”), the Company ceded, through a coinsurance agreement, 100% of its general account liabilities to Protective Life Insurance Company (“PLICO”) with the exception of those relating to the DESTINATIONS product, supplemental contracts arising from the DESTINATIONS product, and business-owned life insurance (“BOLI”) contracts. These general account liabilities included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (collectively referred to as the “Reinsured Policies”). The Reinsured Policies also included certain policies written for a period of twelve months subsequent to the Closing Date. The Company, under the coinsurance agreement, is accepting renewal premium for all of its products.

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

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The Company ceded on a modified coinsurance basis its separate account liabilities that are related to the Reinsured Policies. As of December 31, 2013 and 2012, the Company’s separate account reserves subject to the coinsurance agreement with PLICO were approximately $1,064,554,000 and $975,000,000, respectively.

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PLICO assumed administration of the Reinsured Policies and BOLI contracts of the Company on a long-term basis subject to the oversight of the Company. This included, but was not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information and certain aspects of legal compliance.

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A trust account was established for the exclusive benefit of the Company (the “Security Trust Account”). The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by PLICO, adjusted on a quarterly basis. PLICO is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less. As of December 31, 2013 and 2012, the Company’s general account statutory reserves subject to the coinsurance agreement with PLICO were approximately $1,844,574,000 and $1,863,935,000, respectively. The balance in the Security Trust Account was approximately $1,890,162,000 and $1,922,903,000 as of December 31, 2013 and 2012, respectively.

Nature of Operations

As of the BOIH Purchase Agreement closing, the Company’s direct retained business consisted primarily of the DESTINATIONS product. The Company also ceased issuing new business with the exception of renewal business and certain policies to be written and reinsured pursuant to the coinsurance agreement with PLICO. The Company agreed with PLICO that for a period of three years following the Closing Date, it would not, except under limited circumstances, issue any new BOLI policies. Nearly all of the Company’s BOLI policies are reinsured to Zurich Insurance Company, Bermuda Branch (“ZIBB”). The account values of these ceded BOLI policies are included in the separate account assets and liabilities on the balance sheet.

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), an affiliate of PLICO, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C., an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC, an affiliate of ZALICO.

DESTINATIONS Product

DESTINATIONS is a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONS currently offers 30 variable subaccount investment options with various investment managers, a number of different guaranty periods, a fixed account option, dollar cost averaging, a guaranteed minimum death benefit (“GMDB”) option and a guaranteed retirement income benefit (“GRIB”) option.

The GMDB and GRIB options subject the Company to market risk as the beneficiary or contract holder may receive, due to product guarantees, benefits that exceed the investment performance associated with their account balance. The GMDB and GRIB benefit is the greatest of: i) the contract value (account value); ii) the greatest anniversary value before the exercise

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

(annuitization date or date of death), reset up to age 80 minus previous withdrawals; or iii) purchase payments minus previous withdrawals, accumulated at 5% per annum to age 80.

The GRIB option is a rider to the DESTINATIONS base contract that was available to be purchased at the time the contract was issued. If purchased and later exercised, the GRIB option allows a policyholder to receive a payment stream that may have value in excess of what would otherwise have been generated, without GRIB, by annuitization of their contract value (due to benefit guarantees associated with the GRIB option). For contracts with the GRIB option, the guaranteed value may begin to be realized after seven or more years from contract issue, depending upon issue age. The amount of excess of the GRIB value over the contract value can fluctuate on a daily basis with changes in equity market returns. As such, the ultimate amount paid by the Company, if any, is uncertain and could be significantly more or less than the net amount at risk (as disclosed in Note 8).

On November 17, 2006, the Company entered into a reinsurance agreement with Zurich Insurance Company Ltd. (“ZIC”; “ZIC Agreement”) to reinsure the net amounts at risk for GMDB and GRIB options on policies issued from May 1, 2000 through February 28, 2003. Subsequently, on December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. See Note 9 for a more detailed discussion of the ZIC Agreement and Amendment.

Business Owned Life Insurance

From 1997 to the effective date of the Purchase Agreement, the Company marketed BOLI policies. BOLI is a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

ZIBB reinsures 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make payments into SVP divisions in the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the contract holder. Mortality, policy administration, and surrender charges to all accounts are included in the

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

revenues of the Company. Changes in liabilities for minimum guarantees are included in the increase in aggregate reserves for life policies and contracts line item in the financial statements.

Group Term Life Insurance

During the second half of 2006, the Company began marketing and sales of a group term life insurance product (“Group Life”). Group Life is marketed through the agency force of Farmers Group, Inc. (“FGI”), an affiliated company. Group Life is a yearly renewable term life insurance product for employers to make available as a part of their employee benefits package. Group Life provides guaranteed issue in limited amounts to group members and allows for conversion to an individual term life policy when a member leaves the group. The Company continues to sell the Group Life product introduced in 2006 and marketed through the agency force of FGI.

Group Term Life/AD&D

During the second half of 2010, the Company began marketing and sales of its group term life insurance product (“Group Life II”) with accidental death and dismemberment (“AD&D”) rider marketed to employees of U.S. employers. The Group Life II with AD&D rider are yearly renewable group term insurance products made available to U.S.-based companies as part of their employee benefits package. Group Life II provides basic (employer paid) and supplemental (employee paid) life insurance plans to eligible group members and allows for conversion to an individual term life policy when a member leaves the group.

Group L-T Disability and S-T Disability Insurance

During the second half of 2010, the Company began marketing and sales of its group long term disability (“Group LTD”) and short term disability (“Group STD”) income products. The Group LTD and Group STD products are yearly renewable group insurance plans made available to U.S-based companies as part of their employee benefits package. Plans provide basic and buy-up options which are marketed to employer groups. Group LTD provides monthly income benefits to disabled employees, up to a maximum amount and age, upon completion of an elimination period. Group STD provides weekly income replacement benefits to disabled employees for a limited duration, usually shorter than one year.

Guaranteed Death Benefit Insurance

During the second half of 2010, the Company began marketing and sales of an individual no-lapse guarantee protection product (“NLG”) marketed to the affluent U.S. life insurance market segment. The NLG product is intended to serve the wealth transfer, estate tax planning, and business insurance needs of this market segment. The NLG is flexible premium adjustable life insurance and provides coverage guarantees, death benefit options, a policy loan feature, and three riders.

Private Placement Variable Universal Life

During the second half of 2011, the Company began marketing and sales of a Private Placement Variable Universal Life Insurance (“PPVUL”) product through its Separate Accounts. The PPVUL is a form of flexible premium group variable life insurance purchased on certain eligible employees where the beneficiary is the corporation. PPVUL is generally purchased by corporations on their key/officer level employees. PPVUL is designed to assist clients in meeting their commitment to their employees and fund long term employee benefit obligations. The PPVUL policies are reinsured by ZIBB.

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Private Placement Individual Variable Universal Life

In February 2012, the Company began selling Private Placement Individual Variable Universal Life Insurance (“PPIVUL”) policies to high net worth individuals. Premiums are flexible, which means they may be paid at any time and in any amount, subject to the Company’s rules and applicable restrictions under the Internal Revenue Code. Premiums are invested in available investment divisions of the Company’s Separate Accounts. Death Benefits are based on the policy’s cash value. PPIVUL is meant to provide a funding tool for wealthy individuals facing unique financial challenges such as estate tax and business continuity planning. The PPIVUL policies are reinsured by ZIC.

Zurich Index Universal Life and Zurich Survivor Index Universal Life

In August 2011, the Company launched the Zurich Index Universal Life (“ZIUL”) and in March of 2012, a companion survivorship version of the product called the Zurich Survivor Index Universal Life (“ZSIUL”) was brought to market. Both products are a flexible premium adjustable life insurance policy with index-linked interest options. The product provides valuable death benefit protection combined with innovative policy value growth potential. The base policy provides important death benefit guarantees with the option at issue to select long-term death benefit guarantees. Policy value growth is supported by both fixed interest and index linked interest crediting alternatives. Net premiums can be allocated into one or a combination of three index linked accounts and two fixed interest accounts. The index interest crediting will be fully hedged in coordination with the Company’s policies. These products are a general account product of the Company.

Jumbo Term

In October 2013, the Company launched the Jumbo Term product which provides valuable death benefit protection with level premiums available in three durations – 10, 15 and 20 years. Premiums are guaranteed for the level premium period selected. The policy will automatically renew each year on the anniversary of the Policy Date if the premiums have been paid. The Jumbo Term product provides a contractual right to convert to any Zurich permanent product until the earlier of attained age 75 or the fifth policy anniversary.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IDOI”).

The IDOI recognizes only Statements of Statutory Accounting Principles (“SSAP”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC AP&P”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“US GAAP”) in the following respects:

Investments

Investments in fixed maturities are stated at amortized cost or at values required by the NAIC. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used. Changes between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income.

Investment in Subsidiary

The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities”, and valued in accordance with section 3(ii)(D) of the NAIC Valuations Securities manual. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus. Under US GAAP, the wholly owned insurance subsidiary would be consolidated.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the IDOI in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by US GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

US GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the US GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Reserves and reinsurance recoverable on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under US GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the US GAAP presentation.

Changes in Accounting Principles

In October 2010, the NAIC revised SSAP No.5, “Liabilities, Contingencies and Impairments of Assets”. The revisions require the reporting entity to recognize, at the inception of a guarantee, the fair value of a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. The guidance also requires new disclosures for the reporting entity’s guarantees. This guidance applies to all guarantees issued and outstanding as of December 31, 2011. The Company adopted the change effective December 31, 2011 with no material effect on the financial statements.

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Accounting Pronouncements

The Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, effective on January 1, 2012. This guidance requires gross deferred tax assets be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. It also provides that the deferred tax asset admissibility would no longer be elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital levels. Finally, the guidance sets a more likely than not threshold for recording contingent tax liabilities. The cumulative effect of adopting this pronouncement decreased surplus by $10,846,000 at January 1, 2012, and was reported as a specific change in accounting principle in Statutory Statements of Changes in Surplus.

The Company adopted SSAP No. 100, “Fair Value Measurements”, (“SSAP 100”) effective December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. In March 2010, the NAIC revised SSAP 100 to require a gross presentation of purchases, sales, issuance and settlement within the reconciliation for fair value measurements categorized within Level 3 of the fair value hierarchy. This amended guidance also requires all investments that are disclosed but not measured at fair value to be reported within the fair value hierarchy, as well as additional qualitative disclosures. The new disclosures were effective January 1, 2012. See Note 5 for disclosures related to SSAP No. 100.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial services and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was effective January 1, 2011. Please refer to Note 8.

Change in Valuation Basis

In 2013, the Company changed the reserve calculation method for its Deferred VA products. The impact of this change on the Company’s reserves net of reinsurance for periods ending December 31, 2013 and prior was a decrease of $11,866,361 in aggregate reserves for life contracts. The net impact on the Company’s surplus for the period ending December 31, 2013 and prior was an increase of $11,866,361.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the IDOI requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company is liable for guaranty fund assessments related to certain unaffiliated life insurance companies that have become insolvent during the years 2013 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35R, “Guaranty Fund and Other Assessments”, guaranty fund assessment (“GFA”)

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

liabilities and estimated premium tax credits as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are to be presented separately in the balance sheet. The majority of the GFA liability is ceded as a result of the Purchase Agreement.

The Company’s guaranty fund liability is $15,066,000 and $20,852,000 at December 31, 2013 and 2012, respectively. Amounts recoverable from reinsurers related to GFA liabilities are $15,011,000 at December 31, 2013 and $19,529,000 at December 31, 2012. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Future premium tax recoveries total $49,000 and $1,209,000 at December 31, 2013 and 2012. Premium tax recoveries vary by state and range between five to twenty years.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in laws or regulations that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to whether future legislation might be enacted, or if enacted that would include provisions with possible negative effects on the Company’s life and annuity products.

3.	Accounting Policies

Investments

Investments are valued as prescribed by the NAIC and as required by the IDOI. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

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Fixed maturities – At cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on fixed maturities is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature.

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Loan-backed securities – Are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective managers and the prepayment windows and/or cashflows were obtained from Bloomberg. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received.

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Investment in subsidiary – The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities”, and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

•	Short-term investments – The Company records short term investments at cost or amortized cost.

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Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

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Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). The Company recorded no fixed maturity write-downs on securities other than loan-backed securities for the periods ended December 31, 2013, 2012 and 2011. All loan-backed and structured securities were reviewed to determine if there were any indications of potential for other than temporary impairment classification (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R Loan-Backed and Structured Securities. The Company recorded $0, $279,000 and $0, respectively, fixed maturity write-downs on loan-backed and structured securities for the periods ended December 31, 2013, 2012 and 2011.

Investment Income and Realized Gains and Losses

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2013, 2012 and 2011.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate-related reserves, are credited or charged to surplus, net of deferred tax.

Securities Lending

The Company has entered into a securities lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the fair value of domestic loaned securities and 105% of the fair value of foreign loaned securities.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in U.S. Government and Agency securities. Income earned from the securities lending arrangement is shared 25% and 75% between the lending agent and the Company, respectively. Income earned by the Company was approximately $17,000, $12,000 and $2,000 in 2013, 2012 and 2011, respectively. There were no securities on loan as of December 31, 2013 and 2012.

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Income and Expenses

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of premiums and annuity considerations, investment income and policy charges and fees. Expenses consist of benefits, changes in aggregate reserves and policy maintenance costs.

Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Expenses, including acquisition costs related to acquiring new and renewal business, such as commissions, are charged to operations as incurred.

Policy Liabilities and Other Policyholders’ Funds

Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Interest crediting rates under the contracts’ accumulation periods range from 2.15% to 7.00%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 2.0% to 4.5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 3.5% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts rather than directly to surplus. The assets are invested primarily in a series of mutual funds managed by DWS Investments, and other unaffiliated mutual fund managers.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and

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Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

obligations to policyholders. An additional protection is the existence of a security trust. Several of the Company’s reinsurance contracts require that the reinsurer fund a trust, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles No. 101, “Income Taxes”. Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and adjusted surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets”, have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Statement of Cash Flows

The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

4.	Investments

The components of investment income by type of investment for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011
Fixed maturities	$16,907	$18,525	$20,328
Contract loans	1,955	2,611	2,937
Cash, cash equivalents and short-term investments	17	65	40
Other	(761)	792	1,555

Gross investment income	18,118	21,993	24,860
Less: Investment expenses	(1,132)	(1,394)	(1,297)

Net investment income	$16,986	$20,599	$23,564

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $258,000, $244,000 and $238,000, respectively, to Deutsche Investment Management Americas, Inc., a third party.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $155,000, $148,000 and $123,000, respectively, to Zurich Investment Services Limited, an affiliate.

19

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The Company also incurred investment fees in 2013, 2012 and 2011 of approximately $582,000, $600,000 and $689,000, respectively, to Zurich Global Investment Management (“ZGIM”), an affiliate of Zurich Insurance Group, Ltd.

In 2013, 2012 and 2011, the Company’s investment expense included fees of approximately $105,000, $118,000 and $109,000, respectively, to Farmers Group Inc., an affiliate.

The Company owns one low income housing tax credit (“LIHTC”) property, National Equity Fund. There are no remaining years of unexpired federal tax credits but the required holding period for the LIHTC investment is one year.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities based on specific identification.

Realized investment gains and losses for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011
Fixed maturities	$(113)	$1,361	$148
Transfer to (from) interest maintenance reserve	80	(885)	(148)
Add: Tax impact from net realized gains and losses	43	(476)	495

	$10	$-	$495

Impairment losses for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011
Fixed maturities	$-	$(279)	$-

	$-	$(279)	$-

20

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$29,313	$316	$(969)	$28,660
Other governments	360	12	-	372
Special revenue and special assessment obligations and all nonguaranteed obligations of agencies and authorities of governments and their political subdivisions	48,034	1,744	(1,364)	48,414
Industrial and miscellaneous (unaffiliated)	336,163	22,010	(1,780)	356,393

Total Fixed maturities	$413,869	$24,082	$(4,113)	$433,839

	2012
Fixed maturities
U.S. government	$85,714	$503	$(12)	$86,205
Other governments	970	20	-	990
Special revenue and special assessment obligations and all nonguaranteed obligations of agencies and authorities of governments and their political subdivisions	43,189	3,954	(119)	47,024
Industrial and miscellaneous (unaffiliated)	372,329	38,452	(532)	410,249

Total Fixed maturities	$502,202	$42,929	$(663)	$544,468

21

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2013 and 2012 were as follows:

	2013
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
(in thousands of dollars)	Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses
Fixed maturities
U.S. government	$15,093	$(969)	$-	$-
Special revenue and special assessment obligations and all nonguaranteed obligations of agencies and authorities of governments and their political subdivisions	18,817	(714)	9,879	(650)
Industrial and miscellaneous (unaffiliated)	57,607	(1,464)	3,365	(316)

Total Fixed maturities	$91,517	$(3,147)	$13,244	$(966)

(in thousands of dollars)	2012
Fixed maturities
U.S. government	$8,270	$(12)	$-	$-
Special revenue and special assessment obligations and all nonguaranteed obligations of agencies and authorities of governments and their political subdivisions	7,676	(119)	-	-
Industrial and miscellaneous (unaffiliated)	5,939	(28)	5,083	(504)

Total Fixed maturities	$21,885	$(159)	$5,083	$(504)

As of December 31, 2013 and 2012, fixed maturities represented 100% and 100% of the Company’s total unrealized loss amount, which was comprised of 82 and 17 securities, respectively. As of December 31, 2013 and 2012, there was no security with a fair value less than 80% of the security’s amortized cost for greater than 12 continuous months.

As of December 31, 2013 and 2012, fixed maturities in an unrealized loss position for less than 12 months were comprised of 75 and 12 securities, of which 79% and 100%, or fair value of $72,472,000 and $21,885,000, respectively were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2013 and 2012, were comprised of seven and five securities with a total fair value of $13,244,000 and $5,083,000, respectively. The unrealized loss of $316,000 and $504,000 at December 31, 2013 and 2012, respectively relates to industrial and miscellaneous securities.

22

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The decline in fair value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. Fixed maturities, except mortgage-backed securities, classified as noninvestment grade (NAIC designation 3 or below) and for which it is determined that the collection of all contractual cash flows are not probable, are written down to fair value and a loss is recognized. Mortgage-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investment. Because the decline in fair value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2013.

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

Loan-Backed Securities

There were no loan-backed securities impaired during 2013 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2013 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed securities provide for periodic

23

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

payments throughout their life. As the stated maturities of such securities may not be indicative of actual maturities, the totals for mortgage-backed securities are shown separately.

(in thousands of dollars)	Amortized Cost	Estimated Fair Value
2013
Due in 1 year or less	$29,088	$29,509
Due after 1 year through 5 years	147,599	154,724
Due after 5 years through 10 years	53,336	54,407
Due after 10 years	46,927	53,652

	276,950	292,292
Mortgage-backed securities	136,920	141,547

	$413,869	$433,839

Proceeds from sales of fixed maturities and gross realized gains (losses) on such sales and impairments for the years ended December 31, 2013, 2012, and 2011 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2013
Fixed maturities	$852	$(965)	$170,896
2012
Fixed maturities	$1,401	$(40)	$112,159
2011
Fixed maturities	$640	$(492)	$72,873

Fixed maturities with an amortized cost of approximately $3,466,000 and $3,465,000 were on deposit with regulatory authorities at December 31, 2013 and 2012, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,475,000 and $3,473,000 as of December 31, 2013 and 2012, respectively.

5.	Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds and exchange traded equity and derivative securities.

24

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Level 2    Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets

b.	Quoted prices for identical or similar assets or liabilities in nonactive markets

c.	Inputs other than quoted market prices that are observable

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3    Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

In 2013, the Company revised its policy for classifying the level of certain US Treasury securities. As a result, certain US Treasury securities that were previously classified as Level 1 as of December 31, 2012 are now classified as Level 2 as of December 31, 2013.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between Level 1 and Level 2. This policy also applies to transfers in and out of Level 3.

Assets and Liabilities Measured at Fair Value

The following tables provide information as of December 31, 2013 and December 31, 2012 about the Company’s financial assets and liabilities measured at fair value:

	2013
(in thousands of dollars)	Quoted Prices Active Markets for Identical Assets	Significant Observable Inputs Level	Significant Unobservable Inputs Level

Assets	Level 1	Level 2	Level 3	Total
Separate account assets	$2,598,247	$9,731,760	$13,197	$12,343,204

	$2,598,247	$9,731,760	$13,197	$12,343,204

Liabilities
Separate account liabilities		$12,343,204		$12,343,204

	$-	$12,343,204	$-	$12,343,204

	2012
(in thousands of dollars)	Quoted Prices Active Markets for Identical Assets	Significant Observable Inputs Level	Significant Unobservable Inputs Level

Assets	Level 1	Level 2	Level 3	Total
Separate account assets	$2,571,119	$9,498,923	$6,453	$12,076,495

	$2,571,119	$9,498,923	$6,453	$12,076,495

Liabilities
Separate account liabilities	$-	$12,076,495	$-	$12,076,495

	$-	$12,076,495	$-	$12,076,495

25

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the open-ended mutual funds are included in Level 1. The open-ended mutual funds are valued at the net asset values of the respective portfolios as of December 31, 2013. There are no restrictions on purchases or sales of these open-ended mutual funds. The privately managed funds assets are categorized in Level 2 or 3 based on the following classifications of the portfolio of investments which support each privately managed fund. The bonds are classified into Level 1, 2 or 3, based on the availability of quoted prices or valuation techniques utilized. The short-term investments are included in Level 1. The investment income due and accrued amount is allocated to the same level as the associated security for which it is due. The stable value asset is categorized as Level 2. Level 2 investments are priced using quoted market prices as an input. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Company had no transfers between Level 1 and Level 2 of the fair value hierarchy for the years ended December 31, 2013 and 2012.

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in assets classified as Level 3 for the years ended December 31, 2013 and 2012. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs:

	2013
(in thousands of dollars)	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Purchases	Sales	Transfer in/ (out) of Level 3		Ending Fair Value
Separate account assets	$6,453	$(34,602)	$62,472	$(144,744)	$123,618(1)		$ 13,197
	2012
(in thousands of dollars)	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Purchases	Sales	Transfer in/ (out) of Level 3		Ending Fair Value
Separate account assets	$4,420,781	$306,210	$6,153	$(2,113,803)	$(2,612,888	)(1)	$ 6,453

(1)	Net transfers in/(out) of Level 3 were primarily the result of the restructure of the divisions to eliminate certain separate account assets which were by nature Level 3 classification.

26

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

The following table provides information as of December 31, 2013 and 2012 about the fair values and admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

	2013
(in thousands of dollars)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed Maturities	$433,839	$413,869	$-	$407,539	$26,300	$-
Cash, Cash Equivalents and Short-Term Investments	42,650	42,650	42,650	-	-	-

Total Assets	$476,489	$456,519	$42,650	$407,539	$26,300	$-

Liabilities
Deposit Type Contracts	$8,735	$8,735	$-	$8,735	$-	$-

Total Assets	$8,735	$8,735	$-	$8,735	$-	$-

	2012
(in thousands of dollars)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed Maturities	$544,469	$502,202	$108,380	$416,836	$19,253	$-
Cash, Cash Equivalents and Short-Term Investments	32,478	32,478	32,478	-	-	-

Total Assets	$576,947	$534,680	$140,858	$416,836	$19,253	$-

Liabilities
Deposit Type Contracts	$6,758	$6,758	$-	$6,758	$-	$-

Total Assets	$6,758	$6,758	$-	$6,758	$-	$-

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2013 and 2012:

Fixed maturities

The estimated fair values of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

27

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Contract Loans

The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

Cash, Cash Equivalents and Short-term Investments

The carrying amounts of these items approximate fair value.

Deposit Type Contracts

The estimated fair value is currently equal to book value and is based on the present value of the future payments.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2013. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

The carrying value and estimated fair value of the Company’s financial instruments as of December 31, 2013 and 2012 were as follows:

	2013		2012
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial instruments recorded as assets
Fixed maturities	$413,869	$433,839	$502,202	$544,468
Contract loans	50,276	50,276	65,106	65,106
Cash, cash equivalents and short-term investments	42,650	42,650	32,478	32,478
Separate account assets	12,343,204	12,343,204	12,076,495	12,076,495
Financial instruments recorded as liabilities
Separate account liabilities	12,343,204	12,343,204	12,076,495	12,076,495

6.	Income Taxes

Components of Deferred Tax Assets (“DTAs”) and Deferred Tax Liabilities (“DTLs”) at December 31, 2013 and 2012, as well as changes herein, comprise the following components:

	2013
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$36,559	$1,624	$38,183
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	36,559	1,624	38,183
Deferred tax assets nonadmitted	35,444	1,624	37,068

Subtotal net admitted deferred tax asset	1,115	-	1,115
Deferred tax liabilities	1,115	-	1,115

Net admitted deferred tax asset	$-	$-	$-

28

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

	2012
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$39,045	$1,419	$40,464
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	39,045	1,419	40,464
Deferred tax assets nonadmitted	38,291	1,419	39,710

Subtotal net admitted deferred tax asset	754	-	754
Deferred tax liabilities	754	-	754

Net admitted deferred tax asset	$-	$-	$-

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$(2,486)	$205	$(2,281)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	(2,486)	205	(2,281)
Deferred tax assets nonadmitted	(2,847)	205	(2,642)

Subtotal net admitted deferred tax asset	361	-	361
Deferred tax liabilities	361	-	361

Net admitted deferred tax asset	$-	$-	$-

The SSAP No. 101 admission calculation components at December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Ordinary	Capital	Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.			19,809
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	1,115	-	1,115

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$1,115	$-	$1,115

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			752%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$132,059

29

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

	2012
(in thousands of dollars)	Ordinary	Capital	Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.			25,290
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	754	-	754

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$754	$-	$754

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			990%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$169,835

	Change
(in thousands of dollars)	Ordinary	Capital	Total
(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.			(5,481)
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	361	-	361

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$361	$-	$361

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			-238%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$(37,776)

30

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The impact of Tax Planning Strategies at December 31, 2013 and 2012 includes:

	2013		2012		Change
(in thousands of dollars)	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	36,559	1,624	39,045	1,419	(2,486)	205
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	100.0%	0.0%	100.0%	0.0%	0.0%
Net admitted adjusted gross DTAs	1,115	-	754	-	361	-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2013 and 2012:

(in thousands of dollars)	2013	2012	Change
Federal	$(26,909)	$(8,642)	$(18,267)
Foreign	-	-	-

Subtotal	(26,909)	(8,642)	(18,267)
Federal Income tax on net capital gains	(31)	477	(508)

Federal and foreign income taxes incurred	$(26,940)	$(8,165)	$(18,775)

31

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

As of December 31, 2013 and 2012, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2013	2012	Change
Deferred tax assets
Ordinary
Life insurance reserves	$7,852	$11,870	$(4,018)
Deferred acquisition costs	22,506	20,631	1,875
Nonadmitted assets	2,335	2,990	(655)
Compensation and benefits accrual	1,283	972	311
Tax credit carryforward	2,543	2,543	-
Other	40	39	1

	36,559	39,045	(2,486)
Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	35,444	38,291	(2,847)

Admitted ordinary deferred tax assets	1,115	754	361

Capital
Fixed Maturity write-downs	1,592	1,330	262
Partnerships	32	89	(57)

	1,624	1,419	205
Nonadmitted deferred tax assets	1,624	1,419	205

Admitted capital deferred tax assets	-	-	-

Admitted deferred tax assets	1,115	754	361

Deferred tax liabilities
Ordinary
Market discount on bonds	1,068	754	314
Depreciation/amortization	46	-	46
Other	1	-	1

Total deferred tax liabilities	1,115	754	361

Net admitted deferred tax assets/liabilities	$-	$-	$-

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2013	2012	Change
Total deferred tax assets	$38,183	$40,464	$(2,281)
Total deferred tax liabilities	1,115	754	361

Net deferred tax asset	$37,068	$39,710	(2,642)

Tax effect of unrealized (gains) losses			-

Change in net deferred income tax benefit (charge)			$(2,642)

32

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2013	2012	2011
Provision computed at statutory rate	$(26,771)	$(4,369)	$(4,934)
Amortization of interest maintenance reserve	(113)	(55)	(2)
Separate accounts dividend received deduction	(1,553)	(1,761)	(1,245)
Ceding commission included in surplus	(303)	(577)	(825)
Change in reserve on account of change in valuation basis	4,153	-	-
Nonadmitted assets	655	(641)	(1,894)
Other	(366)	(725)	(474)

	$(24,298)	$(8,128)	$(9,374)

Federal income tax incurred	$(26,909)	$(8,642)	$(7,105)
Tax on capital gains (losses)	(31)	476	(495)
Less: Change in net deferred income tax	2,642	38	(1,774)

Total statutory income taxes	$(24,298)	$(8,128)	$(9,374)

As of December 31, 2013 the Company did not have any operating loss carryforwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2013	$-
2012	-
2011	-
Deposits admitted under IRC §6603	None

33

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The Company’s federal income tax return is consolidated with the following entities, with Zurich Holding Company of America, Inc. as the parent:

American Guarantee and Liability Insurance Company

American Zurich Insurance Company

Assurance Company of America

Colonial American Casualty & Surety Company

Empire Fire and Marine Insurance Company

Empire Indemnity Insurance Company

Fidelity & Deposit Company of Maryland

Maryland Casualty Company

Maunalua Associates, Inc.

Northern Insurance Company of New York

South County Services Company Inc.

Steadfast Insurance Company

The Zurich Services Corporation

Universal Underwriters Insurance Company

Universal Underwriters Life Insurance Company

Universal Underwriters of Texas Insurance Company

Universal Underwriters Service Corporation

Vehicle Dealer Solutions, Inc.

Zurich Agency Services, Inc.

Zurich Alternative Asset Management, LLC

Zurich American Insurance Company

Zurich American Insurance Company of Illinois

Zurich American Corporation

Zurich American Life Insurance Company of New York

Zurich CZI Management Holding, Ltd.

Zurich E & S Insurance Brokerage, Inc.

Zurich F & I Reinsurance T & C Limited

Zurich Finance (USA), Inc.

Zurich Global, Ltd.

Zurich Global Investment Management Inc.

Zurich Holding Company of America, Inc.

Zurich Latin America Corporation

Zurich Realty, Inc.

Zurich Warranty Solutions, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company’s significant tax jurisdiction is U.S. Federal tax. The Company joins with its U.S. parent, Zurich Holding Company of America (“ZHCA”) and other affiliates, in filing a consolidated U.S. federal income tax return. The statutes of limitations for all tax returns through the year ended December 31, 2006 are closed. During the fourth quarter of 2012, ZHCA reached a settlement in principle with the Appeals Division of the Internal Revenue Service (“IRS”) and is awaiting final approval by Joint Committee on Taxation. The IRS completed its examination of the tax years 2009 and 2010, and issued a Revenue’s Agent Report, which was signed by ZHCA on an agreed basis in the fourth quarter of 2013. In 2013, the IRS commenced its examination of tax years 2011 and 2012. The IRS expects to conclude its field work by December 31, 2014. ZHCA was accepted into IRS’ Compliance Assurance Process for tax year 2013. The Company believes the ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company’s financial position; however, it is possible the effect could be material to the Company’s results of operations for an individual future reporting period.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

34

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

7.	Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established a new subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”). The carrying value of ZALICONY as of December 31, 2013 and 2012 is $21,043,000 and $20,939,000, respectively. The Company has entered into reinsurance agreements and a related party services agreement with ZALICONY.

On October 15, 2012, the Board of Directors of ZAC, the Company’s parent, approved a $20,000,000 cash capital contribution to the Company. The contribution was received on October 19, 2012.

At December 31, 2013 and 2012, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2013	2012
Zurich American Life Insurance Company of New York	$-	$116
Farmers New World Life Insurance Company	182	-
Centre Group Holdings (US) Limited	-	87

Receivable from related party	$182	$203

Zurich American Insurance Company	(6,068)	(4,331)
Farmers New World Life Insurance Company	-	(105)
Centre Group Holdings (U.S.) Limited	(25)	-
ZFUS Services LLC	(348)	(106)
Universal Underwriters Life Insurance Company	-	(2)

Payable to related party	$(6,441)	$(4,544)

Net payable to related party	$(6,259)	$(4,341)

For the years 2013, 2012 and 2011, the Company incurred the following amounts of expense in association with services provided by related parties:

(in thousands of dollars)	2013	2012	2011
ZFUS Services LLC	$7,616	$6,610	$14,745
Farmers New World Life Insurance Company	915	1,262	2,832
Centre Group Holdings (US) Limited	25	117	369

	$8,556	$7,989	$17,946

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement with Benefit Finance Partners, LLC (BFP; BFP is 50% owned by the Company’s affiliate Zurich Benefit Finance LLC (ZBF) and 50% owned by Bancorp Services, L.L.C. (Bancorp)) under which BFP is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Variable Series I Separate Account) with its affiliate Zurich Insurance Company (ZIC) acting through its Bermuda Branch Office (ZIBB).

35

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The Company has a service agreement with Bancorp and its affiliate ZBF, under which Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies.

The Company has a technology support agreement with its affiliate ZBF, under which the Company appointed ZBF to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company.

The Company has a license and service agreement with Bancorp and its affiliate ZBF governing the terms and conditions under which certain technology may be used in the administration of certain private placement variable life insurance policies issued by the Company.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (ZGIM), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has a service agreement with its affiliate ZIC, for ZIC to perform administrative services reasonably necessary in the ordinary course of business.

The Company has an investment advisory service agreement with its affiliates, ZGIM and Zurich Investment Services Limited (ZISL), for ZGIM and ZISL to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company is a consenting party to an Investment Sub-Advisory Services Agreement between its affiliates ZGIM and ZIC in order for ZGIM to avail itself of certain centralized services provided by Zurich Group Investments, a business unit of ZIC.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (ZFUS).

The Company has a service agreement with its affiliate, ZFUS, for ZFUS to provide management, administrative, and general services.

The Company has a service agreement with its affiliate, FNWL, for FNWL to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a paymaster agreement with MI Administrators, LLC, wherein MI Administrators, LLC acts an agent for the transfer of funds on behalf of the affiliated parties to the agreement for the costs and employees shared by the parties.

The Company has a service agreement with its affiliate, Zurich American Insurance Company (ZAIC), for ZAIC to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a service agreement with its affiliate, Disability Management Services, Inc. (DMS), pursuant to which DMS may provide to the Company certain claim administration and related services.

The Company has a service agreement with its subsidiary, ZALICONY, for the Company to perform administrative services reasonably necessary in the ordinary course of business,

36

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a principal underwriter agreement with BFP Securities, LLC (BFPS), a wholly-owned subsidiary of its affiliate, BFP, in which BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities.

The Company has a services agreement with BFPS under which BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies.

The Company has a software development, support and licensing agreement with BFP under which BFP develops, the Company licenses and BFP supports certain variable life insurance policy illustration software.

The Company has a services agreement with BFPS under which BFPS provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (ZLIC) for the Company to provide referral and other administrative services for ZLIC.

Refer to Note 9 for the disclosure regarding the Company’s reinsurance activities with affiliates.

8.	Life Reserves

Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company reserves for surrender values promised in excess of the legally computed reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding, in addition, one half of the net valuation premium for the modal period.

The tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Company’s universal life policies with secondary guarantees (“SGUL policies”) inforce at December 31, 2013, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8.D and 8E., which take into account the shadow accounts used for the lapse protection. In addition, a single deterministic projection was run as required in AG38 paragraph 8.D., which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins; the asset assumptions include limitations with respect to the particular assets and asset yields. The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $32,030,700 and

37

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

$18,368,000 as of December 31, 2013 and 2012, respectively. The Company cedes 100% of this business to ZIC.

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits at December 31, 2013 and 2012 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
	Subjected Account Value	Amount of Reserve Held-Net	Reinsurance Reserve Credit
Benefit and Type of Risk
December 31, 2013
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$1,588,193	$11,588	$997,314
December 31, 2012
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$1,388,303	$23,929	$1,339,553

Note:    GRIB base is greatest of account value, greatest anniversary value or net deposits accumulated at 5%.

Effective December 31, 2009, the Company adopted the Actuarial Guideline XLIII (“AG43”) reserve basis. This change in reserve methodology was included in the Company’s Life and annuity reserves as shown on page 3 of these financial statements with no impact to the net retained reserve. The December 31, 2013 reserves for GMDB and GRIB meet the requirements of AG43.

38

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2013 and 2012 were as follows:

(in thousands of dollars)
2013	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With fair value adjustment	$107,666	$11,901	$-	$119,567	1.98%
2. At book value less surrender charge of 5% or more	8,582	-	-	8,582	0.14%
3. At fair value	-	-	2,609,255	2,609,255	43.32%

4. Total with adjustment or at market value (total of 1 through 3)	116,248	11,901	2,609,255	2,737,404	45.44%
5. At book value without adjustment (minimal or no charge or adjustment)	1,645,441	-	-	1,645,441	27.32%
B. Not subject to discretionary withdrawal	1,636,230	-	4,487	1,640,717	27.24%

C. Total (gross: direct + assumed)	3,397,919	11,901	2,613,742	6,023,562	100.00%

D. Reinsurance Ceded	(3,036,171)	-	-	(3,036,171)

E. Total (net) * (C)-(D)	$361,748	$11,901	$2,613,742	$2,987,391

(in thousands of dollars)
2012	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal:
1. With fair value adjustment	$115,303	$13,646	$-	$128,949	2.11%
2. At book value less surrender charge of 5% or more	8,735	-	-	8,735	0.14%
3. At fair value	-	-	2,325,336	2,325,336	38.07%

4. Total with adjustment or at market value (total of 1 through 3)	124,038	13,646	2,325,336	2,463,020	40.32%
5. At book value without adjustment (minimal or no charge or adjustment)	1,683,161	-	-	1,683,161	27.56%
B. Not subject to discretionary withdrawal	1,957,201	-	4,551	1,961,752	32.12%

C. Total (gross: direct + assumed)	3,764,400	13,646	2,329,887	6,107,933	100.00%

D. Reinsurance Ceded	(3,411,613)	-	-	(3,411,613)

E. Total (net) * (C)-(D)	$352,787	$13,646	$2,329,887	$2,696,320

39

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Reconciliation of total annuity actuarial reserves and deposit fund liabilities as of December 31, 2013 and 2012 were as follows:

(in thousands of dollars)	2013	2012
Life and accident and health annual statement
Annuities (excluding supplementary contracts)	$145,472	$147,957
Supplementary contracts with life contingencies	207,541	198,072
Liability for deposit-type contracts	8,735	6,758

Total annuity and deposit-type contracts	361,748	352,787

Separate accounts annual statement
Annuities (excluding supplementary contracts)	2,621,156	2,338,983
Supplementary contracts including life contingencies	3,186	3,028
Liability for deposit-type contracts	1,301	1,523

Total separate accounts	2,625,643	2,343,534

Total annuity actuarial reserves and deposit-type contract liabilities	$2,987,391	$2,696,321

9.	Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.
PLICO

The initial ceding commission on the coinsurance agreement with PLICO was $120 million. This initial ceding commission was not transferred to the Company from PLICO, but rather was withheld from the investment assets transferred from the Company to PLICO as part of the transferred coinsurance assets. This initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus are being amortized into operations. Amortization of the initial ceding commission was approximately $0.4 million, $0.7 million and $1.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $0.5 million, $0.9 million and $1.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

As part of the coinsurance agreement with PLICO (Note 1), most reinsurance agreements with outside reinsurers were novated to PLICO as part of the Purchase Agreement. As of December 31, 2013 and 2012, the Company’s separate account assets subject to the coinsurance agreement with PLICO were approximately $1.2 billion and $1.1 billion, respectively.

40

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Farmers New World Life

The Company entered into a modified coinsurance agreement on December 1, 2003 with an affiliate, Farmers New World Life (“FNWL”). FNWL is a Washington domiciled stock life insurance company. Initially, the Company assumed all existing nonqualified individual flexible payment fixed deferred (“NQ-FPDA”) and nonqualified individual single premium fixed deferred (“NQ-SPDA”) annuities from FNWL. In exchange, the Company paid an initial ceding commission of $36.5 million. No portion of the assets constituting the consideration was transferred to the Company. Effective December 1, 2012, FNWL recaptured this block of business and paid a recapture fee of $18,154,000 to the Company.

FLA

As of December 31, 2012 and 2011, the reinsurance reserve credit from FLA related to fixed-rate annuity liabilities ceded to FLA amounted to approximately $106.4 million and $128.5 million, respectively.

Transamerica Re

The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 was ceded to Transamerica Re. As of December 31, 2013 and 2012, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $176.9 million and $215.7 million, respectively.

ZIC

On November 17, 2006, the Company entered into a reinsurance agreement (the “ZIC Agreement”) with ZIC, an affiliate. The Company ceded 100% of the net amounts at risk for GMDB and GRIB related to the Company’s DESTINATIONS contracts issued from May 1, 2000 through February 28, 2003. In accordance with Section 131.20a of the Illinois Insurance Code (the “Code”), the Company submitted Form D-1, reporting a proposed reinsurance contract and requested approval of the contract and the Form D-1 filing under Section 174 of the Code. In connection with the Form D-1 filing, the IDOI approved the transaction on November 3, 2006, as submitted by the Company, which incorporated pro forma accounting treatment including reserve credits proposed under the reinsurance contract. In addition, the IDOI approved the reserve credit calculation methodology and the accounting as prescribed.

The Company’s most significant policy risks prior to the ZIC Agreement were the GMDB and GRIB risks. The net amount at risk for the GMDB is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For GRIB, the net amount at risk is defined as the current guaranteed annuitization benefit, in excess of the current account balance at the balance sheet date. As a result of the ZIC Agreement, the Company ceded $526,671,000 of GMDB net amount at risk and $501,080,000 of GRIB net amount at risk at December 31, 2013 and $713,055,000 of GMDB net amount at risk and $683,889,000 of GRIB net amount at risk at December 31, 2012.

The ceding premium paid to ZIC in exchange for reinsurance of GMDB and GRIB net amounts at risk for contracts issued after April 30, 2000 was $1.0 billion. In addition, the ZIC Agreement called for the Company to pay interest of 5.25% on the initial ceding premium from September 1, 2006 until the effective date of the ZIC Agreement. The interest paid, in accordance with the ZIC Agreement, was $11,090,000.

On December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to

41

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. Interest accrued from the effective date of the Amendment to December 23, 2008 at an annual rate of 5.25% was paid in the amount of $1,438 along with the premium on December 23, 2008.

Further, the Company and ZIC have entered into reinsurance agreements covering the Company’s individual life and group life, accidental death and disability businesses (“Additional ZIC Agreements”).

Pursuant to the ZIC Agreement and the Additional ZIC Agreements, ZIC established a security trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. At December 31, 2013 and December 31, 2012, 102% of the statutory reserve credit assumed by ZIC was $1.3 billion and $1.5 billion, respectively. The associated letters of credit and trust asset balances at December 31, 2013 and December 31, 2012, were $1.4 billion and $1.6 billion, respectively.

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its Universal Life business issued after January 1, 2010. The Company paid to ZIC a reserve transfer of $105 million and received ceding commission of $55 million. The treaty is retrospective, covering all IFA in-force policies from inception.

ZIBB

The Company entered into a reinsurance treaty with ZIBB, an affiliate, in June 2002. A trust account (the “ZIBB Reinsurance Trust” or the “Trust”) was established as security for three reinsurance agreements which include the Second Amended and Restated Group Variable Life Program Yearly Renewable Term Reinsurance Agreement, the Second Amended and Restated Individual Variable Life Program Yearly Renewable Term Reinsurance Agreement and the Amended and Restated Group Variable Life Program 2000 Yearly Renewable Term Reinsurance Agreement. State Street Bank is the “Trustee”, Fund Accountant and Custodian. At December 31, 2013 and December 31, 2012, reinsurance recoverables totaling $296,823,000 and $376,532,000, respectively, were secured by the Trust which was supported by cash and invested assets with a fair value of $344,195,000 and $437,299,000, respectively.

Global Energy Resource

In February 2013, the Company entered into a reinsurance treaty with Global Energy Resource Insurance Corporation (GERIC) covering certain Group LTD and Group Life policies effective January 1, 2013. GERIC established a security trust account for the exclusive benefit of the Company. The Bank of Hawaii is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit plus paid and unpaid losses recoverable assumed by GERIC. At December 31, 2013 102% of the statutory reserve credit and paid and unpaid losses recoverable assumed by GERIC was $1,634,000. The trust asset balance at December 31, 2013 was $1,700,000.

42

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

As of December 31, 2013, 2012 and 2011, amounts associated with reinsurance assumed from affiliated insurance companies for life and annuity products were as follows:

(in thousands of dollars)	2013	2012	2011
Premiums assumed from affiliated insurance companies	$-	$14,411	$26,801

Benefits assumed from affiliated insurance companies	$-	$51,928	$61,510

As of December 31, 2013, 2012 and 2011, amounts associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2013	2012	2011
Reserves ceded to affiliated insurance companies	$1,297,613	$1,472,975	$1,567,615
Reserves ceded to unaffiliated insurance companies	2,290,003	2,379,451	2,458,116

Total reserves ceded	$3,587,616	$3,852,426	$4,025,731

Premiums ceded to affiliated insurance companies	$475,534	$229,309	$275,468
Premiums ceded to unaffiliated insurance companies	100,201	107,610	94,633

Total premiums ceded	$575,735	$336,919	$370,101

Benefits ceded to affiliated insurance companies	$283,646	$156,942	$248,420
Benefits ceded to unaffiliated insurance companies	376,912	390,546	379,351

Total benefits ceded	$660,558	$547,488	$627,771

Such amounts related to life insurance in force at December 31, 2013 and 2012 were as follows:

(in thousands of dollars)	2013	2012
Direct and assumed	$62,714,918	$60,024,095

Ceded to
Affiliated insurance companies	$49,738,115	$48,300,715
Unaffiliated insurance companies	2,381,254	1,578,988

Total ceded	$52,119,369	$49,879,703

10.	Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the IDOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the IDOI. Due to the fact that statutory unassigned surplus is also negative, the Company cannot pay a regular dividend in 2014. No cash dividends were paid in 2013 or 2012.

43

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

11.	Retirement Plans and Other PostRetirement Benefits Plans

Consolidated/Holding Company Plans

In 2004, the Company began participating in a qualified, noncontributory defined benefit pension plan, which is currently sponsored by ZAIC. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helps employees closer to retirement to maintain the full value of their anticipated pension benefit. Benefits under the Pension Program are based on an employee’s years of service and compensation during the last five years of employment. The ZAIC funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. Under the Cash Balance Program, ZAIC makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee’s base pay and will vary depending on an employee’s age and length of service.

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by ZAIC.

The Company has no legal obligation for benefits under these plans. ZAIC charges the Company’s affiliate, FNWL, an allocated share of such contributions based on characteristics of the population of plan participants in each plan. These charges are then included in the overhead and administrative charges paid by the Company to FNWL. The Company has no pension plan liability as of December 31, 2013 and 2012. The Company’s share of pension costs was approximately $0, $0 and $0 for the years ended December 31, 2013, 2012 and 2011, respectively.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the IDOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the IDOI. Due to the fact that statutory unassigned surplus is also negative, the Company cannot pay a regular dividend in 2014. No cash dividends were paid in 2013 or 2012.

12.	Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group, variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the Separate Accounts are carried at current market value, which is based upon the closing bid price, net asset value. The negative liability for transfers to Separate Accounts due or accrued represents CARVM.

44

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

The assets and liabilities of the Separate Accounts are carried at fair value, which is based upon the net asset value, at December 31, 2013 and 2012.

The Company has marketed non-registered individual and group variable BOLI contracts and a series of individual variable life contracts. The Company received approximately $0.1 million, $0.9 million and $0.6 million of renewal premium on existing BOLI contracts during 2013, 2012 and 2011, respectively. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The BOLI products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company related to the BOLI products.

Separate accounts fees and miscellaneous income were comprised of the following for the years ended December 31, 2013, 2012 and 2011:

(in thousands of dollars)	2013	2012	2011
Separate accounts fees on non BOLI variable life and annuities	$14,025	$12,971	$11,947
BOLI cost of insurance charges and fees[1]	293,793	222,679	273,996
BOLI tax benefits[2]	(245)	(315)	(498)

Total separate accounts fees and miscellaneous income	$307,573	$235,335	$285,445

(1)	The Company ceded approximately $295.0 million, $223.7 million and $274.4 million of such charges, as a reduction to premiums, to a Zurich affiliated company, ZIBB, during 2013, 2012 and 2011, respectively.

(2)	The Company paid approximately $0.2 million, $0.3 million and $0.5 million in DAC tax allowances to ZIBB in 2013, 2012 and 2011, respectively, for certain contracts in which the DAC tax loads received by the Company are collected over time as opposed to receiving the entire load up front.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

45

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2013 were as follows:

(in thousands of dollars)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2013	$24	$-	$55,537	$55,561

Reserves at December 31, 2013	$11,563	$66	$12,330,277	$12,341,906

For accounts with assets at
Market value	$11,563	$66	$12,330,277	$12,341,906

Total reserves	$11,563	$66	$12,330,277	$12,341,906

By withdrawal characteristics
With market value adjustment	$11,563	$66	$-	$11,629
At market value	-	-	12,330,277	12,330,277

	$11,563	$66	$12,330,277	$12,341,906

The following is a reconciliation of net transfers from the Company’s separate accounts for the years ended December 31, 2013, 2012 and 2011:

(in thousands of dollars)	2013	2012	2011
Transfers as reported in the summary of operations of the separate accounts annual statement
Transfers to separate accounts	$190,050	$146,491	$181,346
Transfers from separate accounts	(298,876)	(343,500)	(474,738)

Net transfers from separate accounts	$(108,826)	$(197,009)	$(293,392)
Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(132,499)	(49,436)	(57,458)
Change in termination value of separate accounts	(540)	(1,273)	(2,783)
Separate accounts trading gain (loss)	91	75	8,993
SVP Surrender	-	-	1
Transfers required to support benefits	(2,320)	(4,946)	(2,184)
Terminated policy refunds	157	220	348
Miscellaneous spread fee adjustment	-	(1,645)	-
Other	218	334	(151)

Net transfers from separate accounts as reported in the statement of operations	$(243,719)	$(253,680)	$(346,626)

46

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

December 31, 2013, 2012 and 2011

13.	Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position.

In 1997, the Company entered into an agreement with a third party to guaranty certain indemnity obligations of an investment property, including environmental claims over a period of 20 years and income tax liability claims over a period of 7 years. The maximum liability exposure under this guaranty would not exceed $4,000,000. The Company was fully insured for losses and liabilities related to the potential environmental claims for a period of 10 years. The insurance expired in 2007. Additionally, Zurich American Corporation, the Company’s parent, has agreed to guaranty and indemnify the Company from all liabilities and costs incurred related to this transaction. While the Company currently has not experienced any claims, including environmental claims or threatened environmental claims related to this transaction, it is reasonably possible that the results of ongoing environmental studies or other factors could alter this expectation and may require recording of a liability and cause the Company future cash outlays. The extent or amount of such events, if any, cannot be estimated with certainty at this time. However, management expects this to have no material impact on the financial position or liquidity for the years ended December 31, 2013, 2012 and 2011.

Rent paid, including allocations of rent from third-party administrators, was approximately $(13,000), $126,000 and $474,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

In January 2012, the Company moved its administrative office from leased space in Jersey City, NJ, to space within a Zurich insurance operations facility in Overland Park, KS.

14.	Subsequent Events

As of April 30, 2014, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the financial condition of the Company.

47

SUPPLEMENTAL SCHEDULES

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2013

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

2013
Investment income earned
U.S. government bonds	$776,351
Other fixed maturities (unaffiliated)	16,130,475
Contract loans	1,955,768
Cash, cash equivalents and short-term investments	17,323
Other invested assets	-
Aggregate write-ins for investment income	(761,602)

Gross investment income	$18,118,315

Fixed Maturities and short-term investments, by class and maturity
Fixed Maturities by maturity – statement value
Due within 1 year or less	$76,080,143
Over 1 year through 5 years	239,915,362
Over 5 years through 10 years	67,192,594
Over 10 years through 20 years	11,111,857
Over 20 years	42,289,966

Total by maturity	$436,589,922

Fixed Maturities by class – statement value
Class 1	$364,855,456
Class 2	67,809,696
Class 3	1,067,400
Class 4	2,000,000
Class 5	857,182
Class 6	188

Total by class	$436,589,922

Total fixed maturities publicly traded	$406,078,628

Total fixed maturities privately traded	$30,511,294

Short-term investments – book value	$22,720,292

Cash on deposit	$19,929,512

49

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2013

2013
Life insurance in force
Industrial	$-

Ordinary	$15,447,000

Credit life	$-

Group life	$10,580,102,000

Amount of additional accidental death benefits in force under ordinary policies	$100,000

Supplemental contracts in force
Ordinary – not involving life contingencies
Amount on deposit	$-

Income payable	$9,892,931

Ordinary – involving life contingencies
Income payable	$53,737,494

Group – not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group – involving life contingencies
Income payable	$-

Annuities
Ordinary
Immediate – amount of income payable	$-

Deferred – fully paid – account balance	$176,632,699

Deferred – not fully paid – account balance	$2,573,711,105

Group
Amount of income payable	$-

Fully paid – account balance	$-

Not fully paid – account balance	$1,557,519,311

Deposit funds and dividend accumulations
Deposit funds – account balance	$16,229,994

Dividend accumulations – account balance	$-

50

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2013

The Company’s gross investment holdings as filed with the 2013 Annual Statement are $527,838,424.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
2013
Fixed maturities
U.S. treasury securities	$24,560,715	4.65%	$24,560,715	4.65%
U.S. government agency obligations issued by U.S. government sponsored agencies	2,494,001	0.47	2,494,001	0.47
Foreign government (including Canada, excluding mortgage-backed securities)	359,893	0.07	359,893	0.07
Securities issued by states, territories and possessions and political subdivisions in the U.S.	-	-	-	-
Political subdivisions of state, territories and possessions general obligations	4,032,184	0.76	4,032,184	0.76
Revenue and assessment obligations	7,053,000	1.34	7,053,000	1.34
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	1,237,332	0.23	1,237,332	0.23
Issued by FNMA and FHLMC	5,741,891	1.09	5,741,891	1.09
CMOs and REMICs
Issued by FNMA and FHLMC	31,423,315	5.95	31,423,315	5.95
All other privately issued	101,520,467	19.23	101,520,467	19.23
Other debt and other fixed income securities (excluding short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	202,740,276	38.41	202,740,276	38.41
Unaffiliated foreign securities	32,706,556	6.20	32,706,556	6.20
Other equity securities: Affiliated	21,042,764	3.99	21,042,764	3.99
Contract loans	50,276,226	9.53	50,276,226	9.53
Cash, cash equivalents and short-term investments	42,649,804	8.08	42,649,804	8.08

Total invested assets	$527,838,424	100.00%	$527,838,424	100.00%

51

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2013

The Company’s total admitted assets, excluding separate account assets, as filed in the 2013 Annual Statement were $625,442,581.

The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Amount	Percentage of Total Admitted Assets
FIDELITY PRIME	$22,720,292	3.60%
ZURICH AMERICAN LIFE INS. CO. OF NY	21,042,764	3.40%
GEMNT 2012 ABS	6,504,470	1.00%
FNR 2013-92 DA	5,163,164	0.80%
CCCIT 2012-A1 A1 ABS	4,613,461	0.70%
DESF 2001-01 A6 ABS	4,304,640	0.70%
FNR 2012-32 CD	4,150,043	0.70%
BSCMS 2006-T22 A4 CMBS	3,957,862	0.60%
DUKE ENERGY CORP	3,954,015	0.60%
AMXCA 2012-2 A ABS	3,922,998	0.60%

The amounts and percentages of the Company’s total admitted assets held in fixed maturities and preferred stocks by NAIC rating are as follows:

	Fixed Maturities
	Amount	Percentage
NAIC – 1	$364,855,456	58.30%
NAIC – 2	67,809,696	10.80%
NAIC – 3	1,067,400	0.20%
NAIC – 4	2,000,000	0.30%
NAIC – 5	857,182	0.10%
NAIC – 6	188	0.00%

	$436,589,922

	Preferred stocks
	Amount	Percentage
P/RP – 1	$-	0.00%
P/RP – 2	-	0.00%
P/RP – 3	-	0.00%
P/RP – 4	-	0.00%
P/RP – 5	-	0.00%
P/RP – 6	-	0.00%

	$-

The Company holds admitted assets in foreign investments of $25,278,739 or 4.0% of total admitted assets.

52

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2013

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$20,943,146	3.30%
Countries rated NAIC – 2	966,990	0.20%
Countries rated NAIC – 3 or below	3,368,600	0.50%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries Rated NAIC – 1
Australia	$5,732,157	0.90%
Switzerland	4,194,988	0.70%
Countries Rated NAIC – 2 or below
Ireland	$966,990	0.20%
Countries Rated NAIC – 3 or below
Curacao	$2,698,984	0.40%
British Virgin Islands	669,616	0.10%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

NAIC Rating		Amount	Percentage Total Assets
1FE	MACQUARIE GROUP LTD	$2,129,346	0.30%
1FE	UBS AG STAMFORD CT	2,060,766	0.30%
2FE	TEVA PHARMACEUT FIN BV	1,999,015	0.30%
1FE	BHP BILLITON FIN USA LTD	1,996,523	0.30%
1FE	ROYAL BK OF SCOTLAND	1,963,510	0.30%
1FE	CREDIT SUISSE NEW YORK	1,634,873	0.30%
1FE	RABOBANK NEDERLAND	1,492,221	0.20%
1FE	BP CAPITAL MARKETS PLC	1,346,702	0.20%
1FE	SHELL INTERNATIONAL FIN	1,249,236	0.20%
1FE	NATIONAL AUSTRALIA BANK	1,017,726	0.20%

The Company has Canadian investments of $7,787,715 or 1.24% of total admitted assets, which is below the threshold of 2.5%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

53

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2013

The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

Issuer	Amount	Percentage Total Assets

Zurich American Life Insurance Company of New York	$21,042,764	3.40%

Question 14 is not applicable as the Company does not hold any investments in nonaffiliated, privately placed equity securities.

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

The Company holds the following amounts in securities lending arrangements as of:

Date	Amount	Percentage of Total Admitted Assets
March 31, 2013 (unaudited)	$-	Not Applicable
June 30, 2013 (unaudited)	-	Not Applicable
September 30, 2013 (unaudited)	-	Not Applicable
December 31, 2013	-	0.00%

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

54

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

REPORT ON AUDIT OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Report of Independent Registered Public Accounting Firm

To the Contract Owners of ZALICO Variable Annuity Separate Account

and the Board of Directors of Zurich American Life Insurance Company

In our opinion, the accompanying statement of assets, liabilities and contract owners’ equity and the related statements of operations and of changes in contract owners’ equity present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the ZALICO Variable Annuity Separate Account (the “Separate Account”) at December 31, 2013, and the results of each of their operations and the changes in each of their contract owners’ equity for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Zurich American Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

April 29, 2014

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	Alger Portfolios							American Century Variable Portfolios, Inc.
	Alger Balanced O Subaccount	Alger Capital Appreciation O Subaccount	Alger Capital Appreciation S Subaccount	Alger Large Cap Growth I-2 Subaccount	Alger Mid Cap Growth I-2 Subaccount	Alger Mid Cap Growth S Subaccount	Alger Small Cap Growth I-2 Subaccount	American Century VP Income & Growth Subaccount	American Century VP Income & Growth II Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$37,518,476	81,887,683	–	10,695,000	11,162,504	5,193	8,461,676	10,249,128	–
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	37,518,476	81,887,683	–	10,695,000	11,162,504	5,193	8,461,676	10,249,128	–

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$37,518,476	81,887,683	–	10,695,000	11,162,504	5,193	8,461,676	10,249,128	–

Accumulation period	$37,518,476	81,887,682	–	10,683,193	11,162,504	5,193	8,451,838	10,249,128	–
Annuity period	–	1	–	11,807	–	–	9,838	–	–

Total Contract Owners’ Equity	$37,518,476	81,887,683	–	10,695,000	11,162,504	5,193	8,461,676	10,249,128	–

Units Outstanding	2,607,652	4,512,415	–	137,438	228,544	245	120,526	922,208	–

Shares Owned in each Portfolio	2,781,207	1,115,484	–	170,330	608,311	294	259,243	1,117,680	–

Fair Value per Share	$13.49	73.41	–	62.79	18.35	17.67	32.64	9.17	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	American Century Variable Portfolios, Inc.		Dreyfus Investment Portfolios		The Dreyfus Socially Responsible Growth Fund, Inc.		DWS Variable Series I
	American Century VP Value Subaccount	American Century VP Value II Subaccount	Dreyfus I.P. Mid Cap Stock A Subaccount	Dreyfus I.P. Mid Cap Stock SC Subaccount	Dreyfus Socially Responsible Growth A Subaccount	Dreyfus Socially Responsible Growth SC Subaccount	DWS Bond VIP A Subaccount	DWS Capital Growth VIP A Subaccount	DWS Capital Growth VIP B Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$13,991,419	–	72,358,153	3,463,701	7,464,443	3,102	48,790,911	293,825,087	170,779
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	13,991,419	–	72,358,153	3,463,701	7,464,443	3,102	48,790,911	293,825,087	170,779

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$13,991,419	–	72,358,153	3,463,701	7,464,443	3,102	48,790,911	293,825,087	170,779

Accumulation period	$13,953,077	–	72,358,152	3,463,701	7,464,443	3,102	48,744,193	293,203,343	170,779
Annuity period	38,342	–	1	–	–	–	46,718	621,744	–

Total Contract Owners’ Equity	$13,991,419	–	72,358,153	3,463,701	7,464,443	3,102	48,790,911	293,825,087	170,779

Units Outstanding	928,421	–	2,912,081	140,724	448,760	171	5,270,430	15,843,427	8,630

Shares Owned in each Portfolio	1,655,789	–	3,467,089	166,284	169,339	71	8,854,974	10,342,312	6,037

Fair Value per Share	$8.45	–	20.87	20.83	44.08	43.76	5.51	28.41	28.29

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	DWS Variable Series I						DWS Variable Series II
	DWS Core Equity VIP A Subaccount	DWS Core Equity VIP B Subaccount	DWS Global Small Cap Growth VIP A Subaccount	DWS Global Small Cap Growth VIP B Subaccount	DWS International VIP A Subaccount	DWS International VIP B Subaccount	DWS Global Equity VIP A Subaccount(a)	DWS Global Growth VIP A Subaccount(b)	DWS Global Growth VIP B Subaccount(c)
ASSETS
Investments in underlying portfolio funds, at fair value	$103,440,135	94,219	79,556,217	–	38,687,125	42,696	54,798,729	36,233,669	42,773
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	103,440,135	94,219	79,556,217	–	38,687,125	42,696	54,798,729	36,233,669	42,773

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$103,440,135	94,219	79,556,217	–	38,687,125	42,696	54,798,729	36,233,669	42,773

Accumulation period	$103,401,811	94,219	79,556,217	–	38,667,704	42,696	54,734,360	36,233,669	42,773
Annuity period	38,324	–	–	–	19,421	–	64,369	–	–

Total Contract Owners’ Equity	$103,440,135	94,219	79,556,217	–	38,687,125	42,696	54,798,729	36,233,669	42,773

Units Outstanding	7,180,955	4,917	2,671,080	–	3,284,260	2,880	9,982,906	1,899,663	2,150

Shares Owned in each Portfolio	8,963,617	8,172	4,595,969	–	4,270,102	4,707	5,911,406	3,255,496	3,840

Fair Value per Share	$11.54	11.53	17.31	–	9.06	9.07	9.27	11.13	11.14

	(a) Effective July 15, 2013 name changed from DWS Diversified International Equity VIP A Subaccount.
	(b) Effective May 1, 2013 name changed from DWS Global Thematic VIP A Subaccount.
	(c) Effective May 1, 2013 name changed from DWS Global Thematic VIP B Subaccount.

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	DWS Variable Series II
	DWS Global Income Builder VIP A Subaccount	DWS Government & Agency Securities VIP A Subaccount	DWS Government & Agency Securities VIP B Subaccount	DWS High Income VIP A Subaccount	DWS High Income VIP B Subaccount	DWS Large Cap Value VIP A Subaccount	DWS Large Cap Value VIP B Subaccount	DWS Money Market VIP Subaccount	DWS Small Mid Cap Growth VIP A Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$160,872,964	55,846,607	123,514	102,294,353	38,014	257,170,364	182,246	77,348,237	127,102,897
Dividends and other receivables	–	–	–	–	–	–	–	342	–

Total assets	160,872,964	55,846,607	123,514	102,294,353	38,014	257,170,364	182,246	77,348,579	127,102,897

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$160,872,964	55,846,607	123,514	102,294,353	38,014	257,170,364	182,246	77,348,579	127,102,897

Accumulation period	$159,726,720	55,421,878	123,514	101,773,471	38,014	257,041,363	182,246	77,269,344	127,046,141
Annuity period	1,146,244	424,729	–	520,882	–	129,001	–	79,235	56,756

Total Contract Owners’ Equity	$160,872,964	55,846,607	123,514	102,294,353	38,014	257,170,364	182,246	77,348,579	127,102,897

Units Outstanding	16,870,232	8,085,961	9,831	8,504,919	1,882	18,359,271	10,321	13,401,102	15,859,244

Shares Owned in each Portfolio	5,892,782	4,868,928	10,778	14,697,465	5,438	16,103,342	11,397	77,348,245	5,887,119

Fair Value per Share	$27.30	11.47	11.46	6.96	6.99	15.97	15.99	1.00	21.59

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	DWS Variable Series II			DWS Investments VIT Funds		Fidelity Variable Insurance Products Funds
	DWS Small Mid Cap Value VIP A Subaccount(d)	DWS Small Mid Cap Value VIP B Subaccount(e)	DWS Unconstrained Income VIP A Subaccount	DWS Equity 500 Index VIP A Subaccount	DWS Equity 500 Index VIP B2 Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Contrafund – Service 2 Subaccount	Fidelity VIP Equity Income Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$132,731,764	161,519	39,556,197	108,208,913	25,798	4,240,052	72,230,858	–	26,434,299
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	132,731,764	161,519	39,556,197	108,208,913	25,798	4,240,052	72,230,858	–	26,434,299

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$132,731,764	161,519	39,556,197	108,208,913	25,798	4,240,052	72,230,858	–	26,434,299

Accumulation period	$132,603,335	161,519	39,556,195	108,208,913	25,798	4,220,272	72,103,690	–	26,409,230
Annuity period	128,429	–	2	–	–	19,780	127,168	–	25,069

Total Contract Owners’ Equity	$132,731,764	161,519	39,556,197	108,208,913	25,798	4,240,052	72,230,858	–	26,434,299

Units Outstanding	11,800,428	5,926	2,178,726	6,902,617	1,740	113,267	1,202,255	–	513,109

Shares Owned in each Portfolio	7,771,181	9,462	3,430,719	5,692,210	1,358	245,943	2,102,791	–	1,135,006

Fair Value per Share	$17.08	17.07	11.53	19.01	18.99	17.24	34.35	–	23.29

	(d) Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP A Subaccount.
	(e) Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP B Subaccount.

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	Fidelity Variable Insurance Products Funds				Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income – Service 2 Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Index 500 – SC Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Global Discovery Securities Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$–	26,520,546	66,212,819	2,671,881	8,739,413	7,204,139	8,507,382	2,670,498	21,660,957
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	–	26,520,546	66,212,819	2,671,881	8,739,413	7,204,139	8,507,382	2,670,498	21,660,957

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$–	26,520,546	66,212,819	2,671,881	8,739,413	7,204,139	8,507,382	2,670,498	21,660,957

Accumulation period	$–	26,498,017	66,114,652	2,671,881	8,719,504	7,204,139	8,502,339	2,670,498	21,652,361
Annuity period	–	22,529	98,167	–	19,909	–	5,043	–	8,596

Total Contract Owners’ Equity	$–	26,520,546	66,212,819	2,671,881	8,739,413	7,204,139	8,507,382	2,670,498	21,660,957

Units Outstanding	–	347,685	291,665	12,662	393,805	235,223	472,101	210,871	761,353

Shares Owned in each Portfolio	–	464,133	355,429	14,477	316,416	299,300	691,657	211,107	948,378

Fair Value per Share	$–	57.14	186.29	184.56	27.62	24.07	12.30	12.65	22.84

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	Franklin Templeton Variable Insurance Products Trust		ING Global Resources Trust	ING Investors Trust	Invesco Variable Insurance Funds				Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Global Health Care Subaccount	Invesco V.I. Global Real Estate Subaccount	Invesco V.I. Utilities Subaccount	Janus Aspen Balanced I-S Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$5,739,202	4,527,421	6,792,138	6,099,073	990,274	2,614,492	5,716,465	20,813,037	75,143,769
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	5,739,202	4,527,421	6,792,138	6,099,073	990,274	2,614,492	5,716,465	20,813,037	75,143,769

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$5,739,202	4,527,421	6,792,138	6,099,073	990,274	2,614,492	5,716,465	20,813,037	75,143,769

Accumulation period	$5,739,202	4,464,585	6,788,560	6,023,396	990,274	2,614,492	5,716,465	20,813,037	74,720,261
Annuity period	–	62,836	3,578	75,677	–	–	–	–	423,508

Total Contract Owners’ Equity	$5,739,202	4,527,421	6,792,138	6,099,073	990,274	2,614,492	5,716,465	20,813,037	75,143,769

Units Outstanding	280,270	150,292	520,696	260,547	102,058	108,551	225,768	1,489,745	1,332,799

Shares Owned in each Portfolio	265,335	444,301	322,514	319,323	47,314	89,171	373,870	1,222,140	2,482,450

Fair Value per Share	$21.63	10.19	21.06	19.10	20.93	29.32	15.29	17.03	30.27

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	Janus Aspen Series						JPMorgan Insurance Trust
	Janus Aspen Enterprise I-S Subaccount	Janus Aspen Forty I-S Subaccount	Janus Aspen Global Research Portfolio I-S Subaccount(f)	Janus Aspen Global Research Portfolio S-S Subaccount(g)	Janus Aspen Janus I-S Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust International Equity Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$47,854,143	1,113,988	42,922,452	–	28,476,677	4,494,502	635,519	186,978	7,702,190
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	47,854,143	1,113,988	42,922,452	–	28,476,677	4,494,502	635,519	186,978	7,702,190

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$47,854,143	1,113,988	42,922,452	–	28,476,677	4,494,502	635,519	186,978	7,702,190

Accumulation period	$47,809,999	1,113,988	42,856,057	–	28,392,033	4,494,502	635,519	186,978	7,702,190
Annuity period	44,144	–	66,395	–	84,644	–	–	–	–

Total Contract Owners’ Equity	$47,854,143	1,113,988	42,922,452	–	28,476,677	4,494,502	635,519	186,978	7,702,190

Units Outstanding	811,834	57,760	1,041,138	–	774,660	160,555	46,227	10,604	362,402

Shares Owned in each Portfolio	811,637	20,885	1,100,858	–	832,651	236,802	57,306	12,134	646,699

Fair Value per Share	$58.96	53.34	38.99	–	34.20	18.98	11.09	15.41	11.91

	(f) Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio I-S Subaccount.
	(g) Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio S-S Subaccount.

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	JPMorgan Insurance Trust						Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid MidCap Subaccount	JPMorgan Insurance Trust Mid Cap Growth Subaccount	JPMorgan Insurance Trust Mid Cap Value Subaccount	JPMorgan Insurance Trust Small Cap Core Subaccount	JPMorgan Insurance Trust US Equity Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Discovery Mid Cap Growth Fund S-S Subaccount(h)	Oppenheimer Global Fund S-S Subaccount(i)
ASSETS
Investments in underlying portfolio funds, at fair value	$56,629	3,953,568	1,428,823	8,483,140	5,941,812	902,843	2,331,733	1,298,026	22,563,801
Dividends and other receivables	–	–	–	–	–	–	–	–	–

Total assets	56,629	3,953,568	1,428,823	8,483,140	5,941,812	902,843	2,331,733	1,298,026	22,563,801

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–	–	–	–	–

Contract owners’ equity	$56,629	3,953,568	1,428,823	8,483,140	5,941,812	902,843	2,331,733	1,298,026	22,563,801

Accumulation period	$56,629	3,953,568	1,428,823	8,483,140	5,929,180	902,843	2,331,733	1,298,026	22,563,801
Annuity period	–	–	–	–	12,632	–	–	–	–

Total Contract Owners’ Equity	$56,629	3,953,568	1,428,823	8,483,140	5,941,812	902,843	2,331,733	1,298,026	22,563,801

Units Outstanding	3,253	177,133	62,445	385,628	198,229	46,000	126,769	62,335	799,458

Shares Owned in each Portfolio	2,419	161,766	58,367	802,568	247,266	38,079	40,644	17,973	557,544

Fair Value per Share	$23.41	24.44	24.48	10.57	24.03	23.71	57.37	72.22	40.47

	(h) Effective April 30, 2013 name changed from Oppenheimer Small & Mid Cap Growth Subaccount.
	(i) Effective April 30, 2013 name changed from Oppenheimer Global Securities Subaccount.

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2013

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income VA Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Fund S-S Subaccount(j)	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
ASSETS
Investments in underlying portfolio funds, at fair value	$6,226,570	5,378,115	8,592,739	66,789	98,294
Dividends and other receivables	–	–	–	–	–

Total assets	6,226,570	5,378,115	8,592,739	66,789	98,294

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Liabilities – other payables	–	–	–	–	–

Contract owners’ equity	$6,226,570	5,378,115	8,592,739	66,789	98,294

Accumulation period	$6,226,570	5,378,115	8,592,739	66,789	98,294
Annuity period	–	–	–	–	–

Total Contract Owners’ Equity	$6,226,570	5,378,115	8,592,739	66,789	98,294

Units Outstanding	382,042	265,262	287,653	3,757	6,397

Shares Owned in each Portfolio	1,132,104	173,544	312,123	6,646	9,264

Fair Value per Share	$5.50	30.99	27.53	10.05	10.61

	(j) Effective April 30, 2013 name changed from Oppenheimer Main Street Small & Mid Cap Subaccount.

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	Alger Portfolios							American Century Variable Portfolios, Inc.
	Alger Balanced O Subaccount	Alger Capital Appreciation O Subaccount	Alger Capital Appreciation S Subaccount	Alger Large Cap Growth I-2 Subaccount	Alger Mid Cap Growth I-2 Subaccount	Alger Mid Cap Growth S Subaccount	Alger Small Cap Growth I-2 Subaccount	American Century VP Income & Growth Subaccount	American Century VP Income & Growth II Subaccount
REVENUE
Dividend income	$432,679	268,477	–	75,606	33,312	–	–	208,039	–
EXPENSES
Mortality and expense risk charges	511,694	1,020,612	–	131,506	138,419	107	106,588	128,535	–

Net investment income (loss)	$(79,015)	(752,135)	–	(55,900)	(105,107)	(107)	(106,588)	79,504	–

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$(441,055)	2,567,810	–	286,631	65,833	8	130,182	(52,737)	–
Capital gain distributions	–	8,386,051	–	–	–	–	1,029,230	–	–

Net realized gain (loss) on investments	(441,055)	10,953,861	–	286,631	65,833	8	1,159,412	(52,737)	–
Change in unrealized appreciation (depreciation) of investments	5,128,408	10,586,103	–	2,560,865	2,990,263	1,368	1,207,625	2,705,261	–

Net realized and unrealized gain (loss) on investments	$4,687,353	21,539,964	–	2,847,496	3,056,096	1,376	2,367,037	2,652,524	–

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$4,608,338	20,787,829	–	2,791,596	2,950,989	1,269	2,260,449	2,732,028	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	American Century Variable Portfolios, Inc.		Dreyfus Investment Portfolios		The Dreyfus Socially Responsible Growth Fund, Inc.		DWS Variable Series I
	American Century VP Value Subaccount	American Century VP Value II Subaccount	Dreyfus I.P. Mid Cap Stock A Subaccount	Dreyfus I.P. Mid Cap Stock SC Subaccount	Dreyfus Socially Responsible Growth A Subaccount	Dreyfus Socially Responsible Growth SC Subaccount	DWS Bond VIP A Subaccount	DWS Capital Growth VIP A Subaccount	DWS Capital Growth VIP B Subaccount
REVENUE
Dividend income	$217,721	–	885,848	23,441	76,064	27	2,122,922	3,367,376	1,590
EXPENSES
Mortality and expense risk charges	180,092	–	919,160	36,425	90,138	48	790,415	3,770,696	3,043

Net investment income (loss)	$37,629	–	(33,312)	(12,984)	(14,074)	(21)	1,332,507	(403,320)	(1,453)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$564,639	–	898,959	188,508	335,913	17	20,891	8,572,860	7,643
Capital gain distributions	–	–	–	–	–	–	–	–	–

Net realized gain (loss) on investments	564,639	–	898,959	188,508	335,913	17	20,891	8,572,860	7,643
Change in unrealized appreciation (depreciation) of investments	2,842,347	–	17,419,519	540,499	1,450,061	743	(3,949,352)	67,877,175	37,789

Net realized and unrealized gain (loss) on investments	$3,406,986	–	18,318,478	729,007	1,785,974	760	(3,928,461)	76,450,035	45,432

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$3,444,615	–	18,285,166	716,023	1,771,900	739	(2,595,954)	76,046,715	43,979

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	DWS Variable Series I						DWS Variable Series II
	DWS Core Equity VIP A Subaccount	DWS Core Equity VIP B Subaccount	DWS Global Small Cap Growth VIP A Subaccount	DWS Global Small Cap Growth VIP B Subaccount	DWS International VIP A Subaccount	DWS International VIP B Subaccount	DWS Global Equity VIP A Subaccount	DWS Global Growth VIP A Subaccount	DWS Global Growth VIP B Subaccount
REVENUE
Dividend income	$1,315,513	1,314	444,299	–	1,826,469	2,022	1,248,146	454,844	473
EXPENSES
Mortality and expense risk charges	1,299,083	1,827	993,597	–	493,302	754	715,249	481,692	783

Net investment income (loss)	$16,430	(513)	(549,298)	–	1,333,167	1,268	532,897	(26,848)	(310)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$1,984,754	9,794	(1,411,317)	–	(3,088,909)	(1,959)	(3,297,161)	(158,089)	(5,698)
Capital gain distributions	–	–	4,717,587	–	–	–	–	–	–

Net realized gain (loss) on investments	1,984,754	9,794	3,306,270	–	(3,088,909)	(1,959)	(3,297,161)	(158,089)	(5,698)
Change in unrealized appreciation (depreciation) of investments	25,545,374	21,287	17,657,325	–	7,749,432	7,310	11,202,779	6,506,436	13,959

Net realized and unrealized gain (loss) on investments	$27,530,128	31,081	20,963,595	–	4,660,523	5,351	7,905,618	6,348,347	8,261

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$27,546,558	30,568	20,414,297	–	5,993,690	6,619	8,438,515	6,321,499	7,951

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	DWS Variable Series II
	DWS Global Income Builder VIP A Subaccount	DWS Government & Agency Securities VIP A Subaccount	DWS Government & Agency Securities VIP B Subaccount	DWS High Income VIP A Subaccount	DWS High Income VIP B Subaccount	DWS Large Cap Value VIP A Subaccount	DWS Large Cap Value VIP B Subaccount	DWS Money Market VIP Subaccount	DWS Small Mid Cap Growth VIP A Subaccount
REVENUE
Dividend income	$3,279,206	1,953,145	3,674	7,650,997	6,144	4,734,123	3,277	8,507	131,852
EXPENSES
Mortality and expense risk charges	2,132,549	880,891	2,394	1,403,258	1,475	3,434,156	3,599	1,230,887	1,572,251

Net investment income (loss)	$1,146,657	1,072,254	1,280	6,247,739	4,669	1,299,967	(322)	(1,222,380)	(1,440,399)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$4,838,643	(1,140,636)	(395)	976,181	6,909	10,194,591	19,984	–	6,265,207
Capital gain distributions	–	2,656,466	5,708	–	–	–	–	–	–

Net realized gain (loss) on investments	4,838,643	1,515,830	5,313	976,181	6,909	10,194,591	19,984	–	6,265,207
Change in unrealized appreciation (depreciation) of investments	16,122,222	(5,468,101)	(13,256)	(726,411)	(8,170)	49,700,535	26,909	–	33,446,203

Net realized and unrealized gain (loss) on investments	$20,960,865	(3,952,271)	(7,943)	249,770	(1,261)	59,895,126	46,893	–	39,711,410

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$22,107,522	(2,880,017)	(6,663)	6,497,509	3,408	61,195,093	46,571	(1,222,380)	38,271,011

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	DWS Variable Series II			DWS Investments VIT Funds		Fidelity Variable Insurance Products Funds
	DWS Small Mid Cap Value VIP A Subaccount	DWS Small Mid Cap Value VIP B Subaccount	DWS Unconstrained Income VIP A Subaccount	DWS Equity 500 Index VIP A Subaccount	DWS Equity 500 Index VIP B2 Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Contrafund – Service 2 Subaccount	Fidelity VIP Equity Income Subaccount
REVENUE
Dividend income	$1,379,184	1,373	2,468,179	1,666,463	316	63,739	705,449	–	620,545
EXPENSES
Mortality and expense risk charges	1,683,438	3,067	651,955	1,349,345	394	57,169	875,351	–	337,163

Net investment income (loss)	$(304,254)	(1,694)	1,816,224	317,118	(78)	6,570	(169,902)	–	283,382

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$4,699,987	11,614	1,116,474	874,843	66	8,184	(581,044)	–	(72,636)
Capital gain distributions	–	–	1,408,623	1,979,536	478	9,875	18,784	–	1,645,481

Net realized gain (loss) on investments	4,699,987	11,614	2,525,097	2,854,379	544	18,059	(562,260)	–	1,572,845
Change in unrealized appreciation (depreciation) of investments	30,241,554	35,102	(5,660,345)	21,466,616	5,319	539,470	17,750,757	–	3,990,494

Net realized and unrealized gain (loss) on investments	$34,941,541	46,716	(3,135,248)	24,320,995	5,863	557,529	17,188,497	–	5,563,339

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$34,637,287	45,022	(1,319,024)	24,638,113	5,785	564,099	17,018,595	–	5,846,721

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	Fidelity Variable Insurance Products Funds				Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income – Service 2 Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Index 500 – SC Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Global Discovery Securities Subaccount
REVENUE
Dividend income	$–	68,239	1,145,024	41,000	114,612	84,112	612,613	92,990	445,716
EXPENSES
Mortality and expense risk charges	–	326,123	812,814	40,927	99,651	86,312	145,104	43,609	271,859

Net investment income (loss)	$–	(257,884)	332,210	73	14,961	(2,200)	467,509	49,381	173,857

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$–	833,279	2,641,179	(1,844)	293,404	288,135	273,899	(6,924)	287,409
Capital gain distributions	–	16,247	629,030	28,469	–	108,549	131,735	–	1,852,418

Net realized gain (loss) on investments	–	849,526	3,270,209	26,625	293,404	396,684	405,634	(6,924)	2,139,827
Change in unrealized appreciation (depreciation) of investments	–	6,510,807	12,533,529	673,546	1,469,083	1,496,234	(651,957)	(167,017)	2,353,443

Net realized and unrealized gain (loss) on investments	$–	7,360,333	15,803,738	700,171	1,762,487	1,892,918	(246,323)	(173,941)	4,493,270

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$–	7,102,449	16,135,948	700,244	1,777,448	1,890,718	221,186	(124,560)	4,667,127

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	Franklin Templeton Variable Insurance Products Trust		ING Global Resources Trust	ING Investors Trust	Invesco Variable Insurance Funds				Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Global Health Care Subaccount	Invesco V.I. Global Real Estate Subaccount	Invesco V.I. Utilities Subaccount	Janus Aspen Balanced I-S Subaccount
REVENUE
Dividend income	$111,700	94,612	65,090	74,050	20,808	14,862	231,024	873,804	1,105,413
EXPENSES
Mortality and expense risk charges	75,577	65,111	90,471	87,477	11,854	29,408	86,530	305,349	963,830

Net investment income (loss)	$36,123	29,501	(25,381)	(13,427)	8,954	(14,546)	144,494	568,455	141,583

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$295,890	(20,872)	(311,575)	(298,264)	58,022	246,938	202,000	2,323,695	2,411,702
Capital gain distributions	–	–	–	143,200	–	–	–	608,539	4,102,154

Net realized gain (loss) on investments	295,890	(20,872)	(311,575)	(155,064)	58,022	246,938	202,000	2,932,234	6,513,856
Change in unrealized appreciation (depreciation) of investments	979,482	(127,056)	1,119,345	(306,924)	150,554	455,555	(251,288)	(1,455,546)	5,607,769

Net realized and unrealized gain (loss) on investments	$1,275,372	(147,928)	807,770	(461,988)	208,576	702,493	(49,288)	1,476,688	12,121,625

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$1,311,495	(118,427)	782,389	(475,415)	217,530	687,947	95,206	2,045,143	12,263,208

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	Janus Aspen Series						JPMorgan Insurance Trust
	Janus Aspen Enterprise I-S Subaccount	Janus Aspen Forty I-S Subaccount	Janus Aspen Global Research Portfolio I-S Subaccount	Janus Aspen Global Research Portfolio S-S Subaccount	Janus Aspen Janus I-S Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust International Equity Subaccount
REVENUE
Dividend income	$220,967	7,191	487,944	–	206,407	47,653	40,371	3,102	145,377
EXPENSES
Mortality and expense risk charges	593,050	14,721	547,870	–	358,009	57,671	11,461	2,314	102,820

Net investment income (loss)	$(372,083)	(7,530)	(59,926)	–	(151,602)	(10,018)	28,910	788	42,557

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$3,645,911	54,915	1,915,375	–	1,595,757	261,208	(4,790)	8,648	(374,749)
Capital gain distributions	–	–	–	–	–	83,844	–	5,928	–

Net realized gain (loss) on investments	3,645,911	54,915	1,915,375	–	1,595,757	345,052	(4,790)	14,576	(374,749)
Change in unrealized appreciation (depreciation) of investments	8,446,353	214,527	7,730,499	–	5,196,727	582,934	(46,277)	29,421	1,319,502

Net realized and unrealized gain (loss) on investments	$12,092,264	269,442	9,645,874	–	6,792,484	927,986	(51,067)	43,997	944,753

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$11,720,181	261,912	9,585,948	–	6,640,882	917,968	(22,157)	44,785	987,310

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	JPMorgan Insurance Trust						Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid MidCap Subaccount	JPMorgan Insurance Trust Mid Cap Growth Subaccount	JPMorgan Insurance Trust Mid Cap Value Subaccount	JPMorgan Insurance Trust Small Cap Core Subaccount	JPMorgan Insurance Trust US Equity Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Discovery Mid Cap Growth Fund S-S Subaccount	Oppenheimer Global Fund S-S Subaccount
REVENUE
Dividend income	$–	35,181	631	82,859	26,067	6,106	15,676	–	248,678
EXPENSES
Mortality and expense risk charges	411	43,914	14,443	106,031	66,851	8,023	27,721	16,926	283,566

Net investment income (loss)	$(411)	(8,733)	(13,812)	(23,172)	(40,784)	(1,917)	(12,045)	(16,926)	(34,888)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$1,162	53,288	73,307	301,193	176,952	96,652	27,413	129,499	52,576
Capital gain distributions	–	–	59,432	89,043	–	–	–	–	–

Net realized gain (loss) on investments	1,162	53,288	132,739	390,236	176,952	96,652	27,413	129,499	52,576
Change in unrealized appreciation (depreciation) of investments	7,111	1,026,680	262,193	1,739,025	1,505,899	89,394	490,465	255,205	4,761,920

Net realized and unrealized gain (loss) on investments	$8,273	1,079,968	394,932	2,129,261	1,682,851	186,046	517,878	384,704	4,814,496

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$7,862	1,071,235	381,120	2,106,089	1,642,067	184,129	505,833	367,778	4,779,608

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2013

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income VA Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Fund S-S Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
REVENUE
Dividend income	$338,750	41,915	51,592	1,354	1,497
EXPENSES
Mortality and expense risk charges	97,602	67,828	102,686	1,041	1,441

Net investment income (loss)	$241,148	(25,913)	(51,094)	313	56

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$252,590	213,217	307,776	906	305
Capital gain distributions	–	–	89,067	3,819	–

Net realized gain (loss) on investments	252,590	213,217	396,843	4,725	305
Change in unrealized appreciation (depreciation) of investments	(620,056)	1,103,026	2,063,883	(5,679)	(1,976)

Net realized and unrealized gain (loss) on investments	$(367,466)	1,316,243	2,460,726	(954)	(1,671)

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$(126,318)	1,290,330	2,409,632	(641)	(1,615)

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	Alger Portfolios							American Century Variable Portfolios, Inc.
	Alger Balanced O Subaccount	Alger Capital Appreciation O Subaccount	Alger Capital Appreciation S Subaccount	Alger Large Cap Growth I-2 Subaccount	Alger Mid Cap Growth I-2 Subaccount	Alger Mid Cap Growth S Subaccount	Alger Small Cap Growth I-2 Subaccount	American Century VP Income & Growth Subaccount	American Century VP Income & Growth II Subaccount
OPERATIONS
Net investment income (loss)	$(79,015)	(752,135)	–	(55,900)	(105,107)	(107)	(106,588)	79,504	–
Net realized gain (loss) on investments	(441,055)	10,953,861	–	286,631	65,833	8	1,159,412	(52,737)	–
Change in unrealized appreciation (depreciation) of investments	5,128,408	10,586,103	–	2,560,865	2,990,263	1,368	1,207,625	2,705,261	–

Net increase (decrease) in contract owners’ equity resulting from operations	4,608,338	20,787,829	–	2,791,596	2,950,989	1,269	2,260,449	2,732,028	–

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	233,201	1,405,521	–	212,116	172,810	–	193,065	168,367	–
Net transfer (to) from affiliate and subaccounts	1,094,793	295,503	–	(147,041)	(107,405)	(1)	(727,555)	(28,270)	–
Payments for redemptions	(3,472,109)	(4,606,882)	–	(1,099,725)	(1,043,431)	–	(870,965)	(1,061,332)	–
Guaranteed retirement income benefit, maintenance fees, and other fees	(85,176)	(175,433)	–	–	–	–	–	–	–
Annuity payout reserve adjustment	–	–	–	1,441	–	–	1,024	–	–

Net increase (decrease) from contract owners’ equity transactions	(2,229,291)	(3,081,291)	–	(1,033,209)	(978,026)	(1)	(1,404,431)	(921,235)	–

Total increase (decrease) in contract owners’ equity	2,379,047	17,706,538	–	1,758,387	1,972,963	1,268	856,018	1,810,793	–

CONTRACT OWNERS’ EQUITY
Beginning of period	35,139,429	64,181,145	–	8,936,613	9,189,541	3,925	7,605,658	8,438,335	–

End of period	$37,518,476	81,887,683	–	10,695,000	11,162,504	5,193	8,461,676	10,249,128	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	American Century Variable Portfolios, Inc.		Dreyfus Investment Portfolios		The Dreyfus Socially Responsible Growth Fund, Inc.		DWS Variable Series I
	American Century VP Value Subaccount	American Century VP Value II Subaccount	Dreyfus I.P. Mid Cap Stock A Subaccount	Dreyfus I.P. Mid Cap Stock SC Subaccount	Dreyfus Socially Responsible Growth A Subaccount	Dreyfus Socially Responsible Growth SC Subaccount	DWS Bond VIP A Subaccount	DWS Capital Growth VIP A Subaccount	DWS Capital Growth VIP B Subaccount
OPERATIONS
Net investment income (loss)	$37,629	–	(33,312)	(12,984)	(14,074)	(21)	1,332,507	(403,320)	(1,453)
Net realized gain (loss) on investments	564,639	–	898,959	188,508	335,913	17	20,891	8,572,860	7,643
Change in unrealized appreciation (depreciation) of investments	2,842,347	–	17,419,519	540,499	1,450,061	743	(3,949,352)	67,877,175	37,789

Net increase (decrease) in contract owners’ equity resulting from operations	3,444,615	–	18,285,166	716,023	1,771,900	739	(2,595,954)	76,046,715	43,979

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	202,509	–	1,301,834	108,741	161,410	–	903,013	4,098,440	–
Net transfer (to) from affiliate and subaccounts	(482,147)	–	1,326,358	1,258,854	462,244	52	(9,948,908)	(7,167,365)	(18,687)
Payments for redemptions	(1,385,152)	–	(3,931,320)	(238,869)	(411,867)	–	(5,299,812)	(23,864,407)	(10,879)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	(158,036)	–	(8,425)	–	(95,590)	(481,668)	–
Annuity payout reserve adjustment	4,180	–	–	–	–	–	4,592	23,465	–

Net increase (decrease) from contract owners’ equity transactions	(1,660,610)	–	(1,461,164)	1,128,726	203,362	52	(14,436,705)	(27,391,535)	(29,566)

Total increase (decrease) in contract owners’ equity	1,784,005	–	16,824,002	1,844,749	1,975,262	791	(17,032,659)	48,655,180	14,413

CONTRACT OWNERS’ EQUITY
Beginning of period	12,207,414	–	55,534,151	1,618,952	5,489,181	2,311	65,823,570	245,169,907	156,366

End of period	$13,991,419	–	72,358,153	3,463,701	7,464,443	3,102	48,790,911	293,825,087	170,779

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	DWS Variable Series I						DWS Variable Series II
	DWS Core Equity VIP A Subaccount	DWS Core Equity VIP B Subaccount	DWS Global Small Cap Growth VIP A Subaccount	DWS Global Small Cap Growth VIP B Subaccount	DWS International VIP A Subaccount	DWS International VIP B Subaccount	DWS Global Equity VIP A Subaccount	DWS Global Growth VIP A Subaccount	DWS Global Growth VIP B Subaccount
OPERATIONS
Net investment income (loss)	$16,430	(513)	(549,298)	–	1,333,167	1,268	532,897	(26,848)	(310)
Net realized gain (loss) on investments	1,984,754	9,794	3,306,270	–	(3,088,909)	(1,959)	(3,297,161)	(158,089)	(5,698)
Change in unrealized appreciation (depreciation) of investments	25,545,374	21,287	17,657,325	–	7,749,432	7,310	11,202,779	6,506,436	13,959

Net increase (decrease) in contract owners’ equity resulting from operations	27,546,558	30,568	20,414,297	–	5,993,690	6,619	8,438,515	6,321,499	7,951

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,307,049	592	1,399,952	–	918,538	–	1,201,141	1,023,435	789
Net transfer (to) from affiliate and subaccounts	3,194,547	(1,052)	1,810,438	–	1,202,410	47	120,471	(1,580,186)	–
Payments for redemptions	(8,001,946)	(35,397)	(4,933,246)	–	(2,705,666)	(2,417)	(4,478,317)	(2,126,019)	(11,772)
Guaranteed retirement income benefit, maintenance fees, and other fees	(198,812)	–	(168,342)	–	(76,608)	–	(77,237)	(81,334)	–
Annuity payout reserve adjustment	6,335	–	–	–	2,894	–	10,823	–	–

Net increase (decrease) from contract owners’ equity transactions	(3,692,827)	(35,857)	(1,891,198)	–	(658,432)	(2,370)	(3,223,119)	(2,764,104)	(10,983)

Total increase (decrease) in contract owners’ equity	23,853,731	(5,289)	18,523,099	–	5,335,258	4,249	5,215,396	3,557,395	(3,032)

CONTRACT OWNERS’ EQUITY
Beginning of period	79,586,404	99,508	61,033,118	–	33,351,867	38,447	49,583,333	32,676,274	45,805

End of period	$103,440,135	94,219	79,556,217	–	38,687,125	42,696	54,798,729	36,233,669	42,773

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	DWS Variable Series II
	DWS Global Income Builder VIP A Subaccount	DWS Government & Agency Securities VIP A Subaccount	DWS Government & Agency Securities VIP B Subaccount	DWS High Income VIP A Subaccount	DWS High Income VIP B Subaccount	DWS Large Cap Value VIP A Subaccount	DWS Large Cap Value VIP B Subaccount	DWS Money Market VIP Subaccount	DWS Small Mid Cap Growth VIP A Subaccount
OPERATIONS
Net investment income (loss)	$1,146,657	1,072,254	1,280	6,247,739	4,669	1,299,967	(322)	(1,222,380)	(1,440,399)
Net realized gain (loss) on investments	4,838,643	1,515,830	5,313	976,181	6,909	10,194,591	19,984	–	6,265,207
Change in unrealized appreciation (depreciation) of investments	16,122,222	(5,468,101)	(13,256)	(726,411)	(8,170)	49,700,535	26,909	–	33,446,203

Net increase (decrease) in contract owners’ equity resulting from operations	22,107,522	(2,880,017)	(6,663)	6,497,509	3,408	61,195,093	46,571	(1,222,380)	38,271,011

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	859,504	779,676	1,383	991,755	–	3,442,973	–	2,802,819	2,574,692
Net transfer (to) from affiliate and subaccounts	1,117,794	(4,956,444)	351	(4,380,213)	(8,017)	(7,855,164)	492	8,014,350	(2,032,461)
Payments for redemptions	(17,408,674)	(7,483,821)	(20,799)	(11,584,473)	(49,477)	(20,864,153)	(46,773)	(20,444,117)	(9,152,173)
Guaranteed retirement income benefit, maintenance fees, and other fees	(92,573)	(103,896)	–	(120,692)	–	(527,790)	–	(157,808)	(218,510)
Annuity payout reserve adjustment	83,438	4,656	–	20,822	–	12,606	–	(3,101)	5,704

Net increase (decrease) from contract owners’ equity transactions	(15,440,511)	(11,759,829)	(19,065)	(15,072,801)	(57,494)	(25,791,528)	(46,281)	(9,787,857)	(8,822,748)

Total increase (decrease) in contract owners’ equity	6,667,011	(14,639,846)	(25,728)	(8,575,292)	(54,086)	35,403,565	290	(11,010,237)	29,448,263

CONTRACT OWNERS’ EQUITY
Beginning of period	154,205,953	70,486,453	149,242	110,869,645	92,100	221,766,799	181,956	88,358,816	97,654,634

End of period	$160,872,964	55,846,607	123,514	102,294,353	38,014	257,170,364	182,246	77,348,579	127,102,897

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	DWS Variable Series II			DWS Investments VIT Funds		Fidelity Variable Insurance Products Funds
	DWS Small Mid Cap Value VIP A Subaccount	DWS Small Mid Cap Value VIP B Subaccount	DWS Unconstrained Income VIP A Subaccount	DWS Equity 500 Index VIP A Subaccount	DWS Equity 500 Index VIP B2 Subaccount	Fidelity VIP Asset Manager Subaccount	Fidelity VIP Contrafund Subaccount	Fidelity VIP Contrafund – Service 2 Subaccount	Fidelity VIP Equity Income Subaccount
OPERATIONS
Net investment income (loss)	$(304,254)	(1,694)	1,816,224	317,118	(78)	6,570	(169,902)	–	283,382
Net realized gain (loss) on investments	4,699,987	11,614	2,525,097	2,854,379	544	18,059	(562,260)	–	1,572,845
Change in unrealized appreciation (depreciation) of investments	30,241,554	35,102	(5,660,345)	21,466,616	5,319	539,470	17,750,757	–	3,990,494

Net increase (decrease) in contract owners’ equity resulting from operations	34,637,287	45,022	(1,319,024)	24,638,113	5,785	564,099	17,018,595	–	5,846,721

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	2,875,108	–	862,567	2,941,043	–	41,225	1,265,674	–	426,129
Net transfer (to) from affiliate and subaccounts	(2,686,600)	(1,868)	(3,134,647)	6,430,236	342	(193,280)	244,420	–	(445,398)
Payments for redemptions	(10,364,995)	(35,115)	(3,707,242)	(6,271,203)	–	(469,763)	(7,254,311)	–	(2,524,148)
Guaranteed retirement income benefit, maintenance fees, and other fees	(217,701)	–	(108,670)	(234,947)	–	–	–	–	–
Annuity payout reserve adjustment	10,865	–	(16)	–	–	1,685	13,432	–	1,622

Net increase (decrease) from contract owners’ equity transactions	(10,383,323)	(36,983)	(6,088,008)	2,865,129	342	(620,133)	(5,730,785)	–	(2,541,795)

Total increase (decrease) in contract owners’ equity	24,253,964	8,039	(7,407,032)	27,503,242	6,127	(56,034)	11,287,810	–	3,304,926

CONTRACT OWNERS’ EQUITY
Beginning of period	108,477,800	153,480	46,963,229	80,705,671	19,671	4,296,086	60,943,048	–	23,129,373

End of period	$132,731,764	161,519	39,556,197	108,208,913	25,798	4,240,052	72,230,858	–	26,434,299

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	Fidelity Variable Insurance Products Funds				Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Equity Income – Service 2 Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Index 500 – SC Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Global Discovery Securities Subaccount
OPERATIONS
Net investment income (loss)	$–	(257,884)	332,210	73	14,961	(2,200)	467,509	49,381	173,857
Net realized gain (loss) on investments	–	849,526	3,270,209	26,625	293,404	396,684	405,634	(6,924)	2,139,827
Change in unrealized appreciation (depreciation) of investments	–	6,510,807	12,533,529	673,546	1,469,083	1,496,234	(651,957)	(167,017)	2,353,443

Net increase (decrease) in contract owners’ equity resulting from operations	–	7,102,449	16,135,948	700,244	1,777,448	1,890,718	221,186	(124,560)	4,667,127

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	–	463,533	1,163,777	29,273	189,731	182,580	253,087	62,634	628,794
Net transfer (to) from affiliate and subaccounts	–	(272,142)	(3,312,393)	(64,152)	1,745,096	(106,641)	(719,353)	(863,434)	(334,355)
Payments for redemptions	–	(2,696,283)	(5,560,086)	(643,646)	(896,249)	(470,512)	(1,679,325)	(478,861)	(2,182,166)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	–	–	–	–	–
Annuity payout reserve adjustment	–	2,153	9,204	–	1,484	–	412	–	762

Net increase (decrease) from contract owners’ equity transactions	–	(2,502,739)	(7,699,498)	(678,525)	1,040,062	(394,573)	(2,145,179)	(1,279,661)	(1,886,965)

Total increase (decrease) in contract owners’ equity	–	4,599,710	8,436,450	21,719	2,817,510	1,496,145	(1,923,993)	(1,404,221)	2,780,162

CONTRACT OWNERS’ EQUITY
Beginning of period	–	21,920,836	57,776,369	2,650,162	5,921,903	5,707,994	10,431,375	4,074,719	18,880,795

End of period	$–	26,520,546	66,212,819	2,671,881	8,739,413	7,204,139	8,507,382	2,670,498	21,660,957

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	Franklin Templeton Variable Insurance Products Trust		ING Global Resources Trust	ING Investors Trust	Invesco Variable Insurance Funds				Janus Aspen Series
	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Global Health Care Subaccount	Invesco V.I. Global Real Estate Subaccount	Invesco V.I. Utilities Subaccount	Janus Aspen Balanced I-S Subaccount
OPERATIONS
Net investment income (loss)	$36,123	29,501	(25,381)	(13,427)	8,954	(14,546)	144,494	568,455	141,583
Net realized gain (loss) on investments	295,890	(20,872)	(311,575)	(155,064)	58,022	246,938	202,000	2,932,234	6,513,856
Change in unrealized appreciation (depreciation) of investments	979,482	(127,056)	1,119,345	(306,924)	150,554	455,555	(251,288)	(1,455,546)	5,607,769

Net increase (decrease) in contract owners’ equity resulting from operations	1,311,495	(118,427)	782,389	(475,415)	217,530	687,947	95,206	2,045,143	12,263,208

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	128,779	114,236	139,671	75,260	18,925	87,611	143,751	582,962	1,505,581
Net transfer (to) from affiliate and subaccounts	(493,027)	(150,490)	(808,770)	(266,119)	216,621	566,682	(138,309)	(1,094,588)	599,455
Payments for redemptions	(578,191)	(613,122)	(601,599)	(650,493)	(111,715)	(291,675)	(984,697)	(1,598,292)	(8,164,085)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	(6)	–	–	–	–	–	(47,990)	–
Annuity payout reserve adjustment	–	11,502	938	16,309	–	–	–	(162)	28,545

Net increase (decrease) from contract owners’ equity transactions	(942,439)	(637,880)	(1,269,760)	(825,043)	123,831	362,618	(979,255)	(2,158,070)	(6,030,504)

Total increase (decrease) in contract owners’ equity	369,056	(756,307)	(487,371)	(1,300,458)	341,361	1,050,565	(884,049)	(112,927)	6,232,704

CONTRACT OWNERS’ EQUITY
Beginning of period	5,370,146	5,283,728	7,279,509	7,399,531	648,913	1,563,927	6,600,514	20,925,964	68,911,065

End of period	$5,739,202	4,527,421	6,792,138	6,099,073	990,274	2,614,492	5,716,465	20,813,037	75,143,769

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	Janus Aspen Series						JPMorgan Insurance Trust
	Janus Aspen Enterprise I-S Subaccount	Janus Aspen Forty I-S Subaccount	Janus Aspen Global Research Portfolio I-S Subaccount	Janus Aspen Global Research Portfolio S-S Subaccount	Janus Aspen Janus I-S Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust International Equity Subaccount
OPERATIONS
Net investment income (loss)	$(372,083)	(7,530)	(59,926)	–	(151,602)	(10,018)	28,910	788	42,557
Net realized gain (loss) on investments	3,645,911	54,915	1,915,375	–	1,595,757	345,052	(4,790)	14,576	(374,749)
Change in unrealized appreciation (depreciation) of investments	8,446,353	214,527	7,730,499	–	5,196,727	582,934	(46,277)	29,421	1,319,502

Net increase (decrease) in contract owners’ equity resulting from operations	11,720,181	261,912	9,585,948	–	6,640,882	917,968	(22,157)	44,785	987,310

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	578,457	3,906	650,642	–	416,818	97,472	12,474	1,137	198,109
Net transfer (to) from affiliate and subaccounts	(920,160)	(70,702)	(1,487,349)	–	(731,048)	(108,560)	(85,609)	19,716	(278,910)
Payments for redemptions	(3,850,507)	(12,075)	(4,003,918)	–	(2,378,170)	(377,298)	(215,952)	(24,212)	(856,559)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	(1,156)	–	–	–	–	–	–	–
Annuity payout reserve adjustment	5,650	–	10,789	–	10,873	–	–	–	–

Net increase (decrease) from contract owners’ equity transactions	(4,186,560)	(80,027)	(4,829,836)	–	(2,681,527)	(388,386)	(289,087)	(3,359)	(937,360)

Total increase (decrease) in contract owners’ equity	7,533,621	181,885	4,756,112	–	3,959,355	529,582	(311,244)	41,426	49,950

CONTRACT OWNERS’ EQUITY
Beginning of period	40,320,522	932,103	38,166,340	–	24,517,322	3,964,920	946,763	145,552	7,652,240

End of period	$47,854,143	1,113,988	42,922,452	–	28,476,677	4,494,502	635,519	186,978	7,702,190

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	JPMorgan Insurance Trust						Oppenheimer Variable Account Funds
	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid MidCap Subaccount	JPMorgan Insurance Trust Mid Cap Growth Subaccount	JPMorgan Insurance Trust Mid Cap Value Subaccount	JPMorgan Insurance Trust Small Cap Core Subaccount	JPMorgan Insurance Trust US Equity Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Discovery Mid Cap Growth Fund S-S Subaccount	Oppenheimer Global Fund S-S Subaccount
OPERATIONS
Net investment income (loss)	$(411)	(8,733)	(13,812)	(23,172)	(40,784)	(1,917)	(12,045)	(16,926)	(34,888)
Net realized gain (loss) on investments	1,162	53,288	132,739	390,236	176,952	96,652	27,413	129,499	52,576
Change in unrealized appreciation (depreciation) of investments	7,111	1,026,680	262,193	1,739,025	1,505,899	89,394	490,465	255,205	4,761,920

Net increase (decrease) in contract owners’ equity resulting from operations	7,862	1,071,235	381,120	2,106,089	1,642,067	184,129	505,833	367,778	4,779,608

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,746	49,300	27,071	119,850	90,972	16,267	236,659	31,962	412,983
Net transfer (to) from affiliate and subaccounts	47,021	388,207	210,254	(91,446)	756,360	133,394	(55,044)	(309,538)	(425,175)
Payments for redemptions	–	(250,860)	(82,766)	(831,904)	(548,803)	(64,058)	(88,075)	(233,258)	(2,078,126)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	–	–	–	–	–
Annuity payout reserve adjustment	–	–	–	–	1,063	–	(1)	–	–

Net increase (decrease) from contract owners’ equity transactions	48,767	186,647	154,559	(803,500)	299,592	85,603	93,539	(510,834)	(2,090,318)

Total increase (decrease) in contract owners’ equity	56,629	1,257,882	535,679	1,302,589	1,941,659	269,732	599,372	(143,056)	2,689,290

CONTRACT OWNERS’ EQUITY
Beginning of period	–	2,695,686	893,144	7,180,551	4,000,153	633,111	1,732,361	1,441,082	19,874,511

End of period	$56,629	3,953,568	1,428,823	8,483,140	5,941,812	902,843	2,331,733	1,298,026	22,563,801

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2013

	Oppenheimer Variable Account Funds			PIMCO Variable Insurance Trust
	Oppenheimer Global Strategic Income VA Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small Cap Fund S-S Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$241,148	(25,913)	(51,094)	313	56
Net realized gain (loss) on investments	252,590	213,217	396,843	4,725	305
Change in unrealized appreciation (depreciation) of investments	(620,056)	1,103,026	2,063,883	(5,679)	(1,976)

Net increase (decrease) in contract owners’ equity resulting from operations	(126,318)	1,290,330	2,409,632	(641)	(1,615)

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	269,115	94,721	303,499	527	–
Net transfer (to) from affiliate and subaccounts	(765,592)	(67,644)	302,173	(11,963)	(7,220)
Payments for redemptions	(1,488,543)	(616,860)	(854,186)	(93)	–
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	(66)	(127)
Annuity payout reserve adjustment	–	–	–	–	–

Net increase (decrease) from contract owners’ equity transactions	(1,985,020)	(589,783)	(248,514)	(11,595)	(7,347)

Total increase (decrease) in contract owners’ equity	(2,111,338)	700,547	2,161,118	(12,236)	(8,962)

CONTRACT OWNERS’ EQUITY
Beginning of period	8,337,908	4,677,568	6,431,621	79,025	107,256

End of period	$6,226,570	5,378,115	8,592,739	66,789	98,294

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	Alger Portfolios							American Century Variable Portfolios, Inc.
	Alger Balanced O Subaccount	Alger Capital Appreciation O Subaccount	Alger Capital Appreciation S Subaccount	Alger Large Cap Growth I-2 Subaccount	Alger Mid Cap Growth I-2 Subaccount	Alger Mid Cap Growth S Subaccount	Alger Small Cap Growth I-2 Subaccount	American Century VP Income & Growth Subaccount	American Century VP Income & Growth II Subaccount
OPERATIONS
Net investment income (loss)	$(12,200)	(220,463)	–	(23,074)	(138,445)	(157)	(107,233)	59,510	(26)
Net realized gain (loss) on investments	(839,739)	1,445,464	–	373,546	(1,389,068)	(3,894)	1,930,420	(557,370)	1,169
Change in unrealized appreciation (depreciation) of investments	2,545,987	7,733,786	–	464,271	2,929,496	5,035	(993,197)	1,623,116	(744)

Net increase (decrease) in contract owners’ equity resulting from operations	1,694,048	8,958,787	–	814,743	1,401,983	984	829,990	1,125,256	399

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	173,432	2,666,768	–	267,984	281,221	–	245,994	205,576	–
Net transfer (to) from affiliate and subaccounts	538,227	2,459,461	–	(736,640)	(1,293,200)	–	(452,650)	(575,087)	–
Payments for redemptions	(3,997,893)	(3,341,282)	–	(1,296,967)	(1,368,446)	(8,860)	(880,789)	(1,290,744)	(9,417)
Guaranteed retirement income benefit, maintenance fees, and other fees	(87,288)	(150,575)	–	–	–	–	–	–	–
Annuity payout reserve adjustment	–	–	–	(1,428)	–	–	(1,033)	–	–

Net increase (decrease) from contract owners’ equity transactions	(3,373,522)	1,634,372	–	(1,767,051)	(2,380,425)	(8,860)	(1,088,478)	(1,660,255)	(9,417)

Total increase (decrease) in contract owners’ equity	(1,679,474)	10,593,159	–	(952,308)	(978,442)	(7,876)	(258,488)	(534,999)	(9,018)

CONTRACT OWNERS’ EQUITY
Beginning of period	36,818,903	53,587,986	–	9,888,921	10,167,983	11,801	7,864,146	8,973,334	9,018

End of period	$35,139,429	64,181,145	–	8,936,613	9,189,541	3,925	7,605,658	8,438,335	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	American Century Variable Portfolios, Inc.		Dreyfus Investment Portfolios		The Dreyfus Socially Responsible Growth Fund, Inc.		DWS Variable Series I
	American Century VP Value Subaccount	American Century VP Value II Subaccount	Dreyfus I.P. Mid Cap Stock A Subaccount	Dreyfus I.P. Mid Cap Stock SC Subaccount	Dreyfus Socially Responsible Growth A Subaccount	Dreyfus Socially Responsible Growth SC Subaccount	DWS Bond VIP A Subaccount	DWS Capital Growth VIP A Subaccount	DWS Capital Growth VIP B Subaccount
OPERATIONS
Net investment income (loss)	$78,474	(7)	(524,012)	(20,563)	(35,935)	(28)	276,055	(1,393,040)	(2,103)
Net realized gain (loss) on investments	351,807	(831)	(739,677)	73,705	239,585	9	419,095	6,352,982	3,578
Change in unrealized appreciation (depreciation) of investments	1,445,436	924	10,169,370	216,919	324,949	219	2,529,443	29,689,269	16,071

Net increase (decrease) in contract owners’ equity resulting from operations	1,875,717	86	8,905,681	270,061	528,599	200	3,224,593	34,649,211	17,546

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	390,788	–	974,799	46,920	251,208	–	741,684	4,702,078	(5,495)
Net transfer (to) from affiliate and subaccounts	(6,166,304)	–	(223,442)	(245,788)	98,316	52	45,487,395	(11,573,127)	15,271
Payments for redemptions	(2,041,981)	(3,972)	(5,036,730)	(101,525)	(551,520)	–	(6,646,276)	(26,983,247)	(6,078)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	(132,469)	–	(8,100)	–	(97,273)	(459,345)	(2)
Annuity payout reserve adjustment	(2,616)	–	–	–	–	–	59,939	(41,161)	–

Net increase (decrease) from contract owners’ equity transactions	(7,820,113)	(3,972)	(4,417,842)	(300,393)	(210,096)	52	39,545,469	(34,354,802)	3,696

Total increase (decrease) in contract owners’ equity	(5,944,396)	(3,886)	4,487,839	(30,332)	318,503	252	42,770,062	294,409	21,242

CONTRACT OWNERS’ EQUITY
Beginning of period	18,151,810	3,886	51,046,312	1,649,284	5,170,678	2,059	23,053,508	244,875,498	135,124

End of period	$12,207,414	–	55,534,151	1,618,952	5,489,181	2,311	65,823,570	245,169,907	156,366

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	DWS Variable Series I						DWS Variable Series II
	DWS Core Equity VIP A Subaccount	DWS Core Equity VIP B Subaccount	DWS Global Small Cap Growth VIP A Subaccount	DWS Global Small Cap Growth VIP B Subaccount	DWS International VIP A Subaccount	DWS International VIP B Subaccount	DWS Blue Chip VIP A Subaccount	DWS Blue Chip VIP B Subaccount	DWS Core Fixed Income VIP A Subaccount
OPERATIONS
Net investment income (loss)	$(521,844)	(899)	(451,792)	(55)	246,319	78	478,743	134	1,633,189
Net realized gain (loss) on investments	(1,329,438)	247	961,288	(242)	(4,316,291)	(4,295)	681,537	6,477	(275,651)
Change in unrealized appreciation (depreciation) of investments	6,995,579	9,079	7,287,278	489	9,678,672	10,201	4,310,600	(3,307)	(387,779)

Net increase (decrease) in contract owners’ equity resulting from operations	5,144,297	8,427	7,796,774	192	5,608,700	5,984	5,470,880	3,304	969,759

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	956,078	2,645	1,101,046	–	955,341	–	141,038	–	100,367
Net transfer (to) from affiliate and subaccounts	52,538,443	35,648	(2,191,831)	–	(542,203)	(15)	(54,857,401)	(34,822)	(42,328,635)
Payments for redemptions	(6,133,996)	(3,236)	(5,025,183)	(1,991)	(3,722,044)	(8,470)	(1,541,834)	–	(2,049,466)
Guaranteed retirement income benefit, maintenance fees, and other fees	(142,481)	–	(144,244)	–	(70,663)	–	(30,964)	–	(19,719)
Annuity payout reserve adjustment	(4,300)	–	–	–	(2,749)	–	–	–	(52,051)

Net increase (decrease) from contract owners’ equity transactions	47,213,744	35,057	(6,260,212)	(1,991)	(3,382,318)	(8,485)	(56,289,161)	(34,822)	(44,349,504)

Total increase (decrease) in contract owners’ equity	52,358,041	43,484	1,536,562	(1,799)	2,226,382	(2,501)	(50,818,281)	(31,518)	(43,379,745)

CONTRACT OWNERS’ EQUITY
Beginning of period	27,228,363	56,024	59,496,556	1,799	31,125,485	40,948	50,818,281	31,518	43,379,745

End of period	$79,586,404	99,508	61,033,118	–	33,351,867	38,447	–	–	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	DWS Variable Series II
	DWS Diversified International Equity VIP A Subaccount	DWS Dreman Small Mid Cap Value VIP A Subaccount	DWS Dreman Small Mid Cap Value VIP B Subaccount	DWS Global Income Builder VIP A Subaccount	DWS Global Thematic VIP A Subaccount	DWS Global Thematic VIP B Subaccount	DWS Government & Agency Securities VIP A Subaccount	DWS Government & Agency Securities VIP B Subaccount	DWS High Income VIP A Subaccount
OPERATIONS
Net investment income (loss)	$723,438	(275,436)	(1,742)	342,640	(4,172)	(305)	2,183,261	3,525	6,607,336
Net realized gain (loss) on investments	(4,194,795)	(1,002,099)	(1,330)	3,234,444	(875,088)	(457)	2,024,587	5,886	(853,238)
Change in unrealized appreciation (depreciation) of investments	10,493,098	13,915,262	20,037	13,520,026	5,644,538	6,830	(3,071,104)	(8,244)	7,100,767

Net increase (decrease) in contract owners’ equity resulting from operations	7,021,741	12,637,727	16,965	17,097,110	4,765,278	6,068	1,136,744	1,167	12,854,865

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	735,324	1,735,959	–	1,123,934	1,348,769	3,527	1,805,949	6,172	1,353,057
Net transfer (to) from affiliate and subaccounts	(534,876)	(3,584,478)	609	(1,403,088)	(367,342)	(1)	(10,353,894)	(65)	6,485,122
Payments for redemptions	(5,051,595)	(10,006,706)	(16,937)	(18,376,542)	(2,206,113)	–	(8,550,881)	(39,828)	(12,388,057)
Guaranteed retirement income benefit, maintenance fees, and other fees	(70,768)	(194,892)	–	(85,660)	(76,033)	–	(125,876)	–	(128,769)
Annuity payout reserve adjustment	(14,451)	(16,109)	–	(110,518)	–	–	14,667	–	(26,371)

Net increase (decrease) from contract owners’ equity transactions	(4,936,366)	(12,066,226)	(16,328)	(18,851,874)	(1,300,719)	3,526	(17,210,035)	(33,721)	(4,705,018)

Total increase (decrease) in contract owners’ equity	2,085,375	571,501	637	(1,754,764)	3,464,559	9,594	(16,073,291)	(32,554)	8,149,847

CONTRACT OWNERS’ EQUITY
Beginning of period	47,497,958	107,906,299	152,843	155,960,717	29,211,715	36,211	86,559,744	181,796	102,719,798

End of period	$49,583,333	108,477,800	153,480	154,205,953	32,676,274	45,805	70,486,453	149,242	110,869,645

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	DWS Variable Series II						DWS Investments VIT Funds		Fidelity Variable Insurance Products Funds
	DWS High Income VIP B Subaccount	DWS Large Cap Value VIP A Subaccount	DWS Large Cap Value VIP B Subaccount	DWS Money Market VIP Subaccount	DWS Small Mid Cap Growth VIP A Subaccount	DWS Unconstrained Income VIP A Subaccount	DWS Equity 500 Index VIP A Subaccount	DWS Equity 500 Index VIP B2 Subaccount	Fidelity VIP Asset Manager Subaccount
OPERATIONS
Net investment income (loss)	$5,692	1,208,375	(263)	(1,337,670)	(1,433,890)	2,061,147	263,547	(90)	7,798
Net realized gain (loss) on investments	(1,024)	7,766,814	(12,597)	–	2,325,228	686,315	(109,164)	130	(623)
Change in unrealized appreciation (depreciation) of investments	5,701	9,505,754	26,911	–	11,220,499	2,112,715	9,771,940	2,386	440,380

Net increase (decrease) in contract owners’ equity resulting from operations	10,369	18,480,943	14,051	(1,337,670)	12,111,837	4,860,177	9,926,323	2,426	447,555

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	–	3,426,814	–	6,323,027	2,497,542	790,770	1,671,261	–	86,452
Net transfer (to) from affiliate and subaccounts	7,751	(9,106,721)	1,764	5,438,216	(6,181,366)	4,584,245	9,515,761	326	55,276
Payments for redemptions	(10,688)	(23,745,298)	(45,648)	(21,677,382)	(8,443,229)	(5,312,569)	(6,533,185)	(1,586)	(483,502)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	(504,466)	–	(169,030)	(194,119)	(107,852)	(194,964)	–	–
Annuity payout reserve adjustment	–	(6,105)	–	(6,376)	(7,211)	(410)	–	–	59

Net increase (decrease) from contract owners’ equity transactions	(2,937)	(29,935,776)	(43,884)	(10,091,545)	(12,328,383)	(45,816)	4,458,873	(1,260)	(341,715)

Total increase (decrease) in contract owners’ equity	7,432	(11,454,833)	(29,833)	(11,429,215)	(216,546)	4,814,361	14,385,196	1,166	105,840

CONTRACT OWNERS’ EQUITY
Beginning of period	84,668	233,221,632	211,789	99,788,031	97,871,180	42,148,868	66,320,475	18,505	4,190,246

End of period	$92,100	221,766,799	181,956	88,358,816	97,654,634	46,963,229	80,705,671	19,671	4,296,086

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	Fidelity Variable Insurance Products Funds							Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Contrafund Subaccount	Fidelity VIP Contrafund – Service 2 Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Equity Income – Service 2 Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Index 500 Subaccount	Fidelity VIP Index 500 – SC Subaccount	Franklin Rising Dividends Securities Subaccount	Franklin Small Cap Value Securities Subaccount
OPERATIONS
Net investment income (loss)	$(24,711)	(118)	374,499	(41)	(199,306)	453,533	2,817	14,524	(32,258)
Net realized gain (loss) on investments	(1,934,344)	(1,226)	557,241	(1,177)	1,233,265	1,782,401	(15,451)	160,560	81,771
Change in unrealized appreciation (depreciation) of investments	10,571,609	2,126	2,541,639	1,398	1,982,399	5,172,810	420,453	433,414	817,732

Net increase (decrease) in contract owners’ equity resulting from operations	8,612,554	782	3,473,379	180	3,016,358	7,408,744	407,819	608,498	867,245

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	1,309,543	–	541,077	–	576,438	1,143,331	32,841	208,402	194,359
Net transfer (to) from affiliate and subaccounts	(2,208,680)	–	(1,176,967)	–	(1,064,446)	2,744,352	(244,447)	(181,310)	(410,284)
Payments for redemptions	(6,778,991)	(16,876)	(3,112,554)	(5,902)	(2,821,014)	(6,478,687)	(774,620)	(899,677)	(679,975)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	–	–	–	–	–
Annuity payout reserve adjustment	(8,852)	–	(1,384)	–	(1,825)	(8,266)	–	(878)	–

Net increase (decrease) from contract owners’ equity transactions	(7,686,980)	(16,876)	(3,749,828)	(5,902)	(3,310,847)	(2,599,270)	(986,226)	(873,463)	(895,900)

Total increase (decrease) in contract owners’ equity	925,574	(16,094)	(276,449)	(5,722)	(294,489)	4,809,474	(578,407)	(264,965)	(28,655)

CONTRACT OWNERS’ EQUITY
Beginning of period	60,017,474	16,094	23,405,822	5,722	22,215,325	52,966,895	3,228,569	6,186,868	5,736,649

End of period	$60,943,048	–	23,129,373	–	21,920,836	57,776,369	2,650,162	5,921,903	5,707,994

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	Franklin Templeton Variable Insurance Products Trust					ING Global Resources Trust	ING Investors Trust	Invesco Variable Insurance Funds
	Franklin Strategic Income Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Global Discovery Securities Subaccount	Mutual Shares Securities Subaccount	Templeton Developing Markets Securities Subaccount	ING Global Resources Subaccount	ING JPMorgan Emerging Markets Equity Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Global Health Care Subaccount
OPERATIONS
Net investment income (loss)	$570,411	68,315	237,543	34,605	3,427	(44,465)	(99,674)	2,429	(21,160)
Net realized gain (loss) on investments	277,559	64,529	1,196,222	(125,140)	(211,624)	(725,414)	169,571	8,102	202,754
Change in unrealized appreciation (depreciation) of investments	250,739	(105,143)	732,507	752,161	818,269	425,657	1,140,641	95,654	89,577

Net increase (decrease) in contract owners’ equity resulting from operations	1,098,709	27,701	2,166,272	661,626	610,072	(344,222)	1,210,538	106,185	271,171

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	196,712	122,338	617,602	185,659	207,773	182,809	97,106	21,656	102,252
Net transfer (to) from affiliate and subaccounts	1,148,719	(192,312)	(671,982)	(412,918)	(584,134)	(549,748)	(435,265)	64,488	9,536
Payments for redemptions	(2,338,824)	(781,344)	(2,530,411)	(693,581)	(643,333)	(702,841)	(709,777)	(355,844)	(283,588)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	(6)	–	–	–	–
Annuity payout reserve adjustment	(263)	–	(633)	(2)	(12,220)	(599)	(14,163)	–	–

Net increase (decrease) from contract owners’ equity transactions	(993,656)	(851,318)	(2,585,424)	(920,842)	(1,031,920)	(1,070,379)	(1,062,099)	(269,700)	(171,800)

Total increase (decrease) in contract owners’ equity	105,053	(823,617)	(419,152)	(259,216)	(421,848)	(1,414,601)	148,439	(163,515)	99,371

CONTRACT OWNERS’ EQUITY
Beginning of period	10,326,322	4,898,336	19,299,947	5,629,362	5,705,576	8,694,110	7,251,092	812,428	1,464,556

End of period	$10,431,375	4,074,719	18,880,795	5,370,146	5,283,728	7,279,509	7,399,531	648,913	1,563,927

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	Invesco Variable Insurance Funds		Janus Aspen Series
	Invesco V.I. Global Real Estate Subaccount	Invesco V.I. Utilities Subaccount	Janus Aspen Balanced I-S Subaccount	Janus Aspen Enterprise I-S Subaccount	Janus Aspen Forty I-S Subaccount	Janus Aspen Janus I-S Subaccount	Janus Aspen Perkins Mid Cap Value Subaccount	Janus Aspen Worldwide I-S Subaccount	Janus Aspen Worldwide S-C Subaccount
OPERATIONS
Net investment income (loss)	$(49,834)	370,416	1,026,324	(558,783)	(7,782)	(204,504)	(24,294)	(189,646)	–
Net realized gain (loss) on investments	(786,468)	(493,087)	7,568,597	3,792,950	101,972	1,665,693	384,676	968,292	–
Change in unrealized appreciation (depreciation) of investments	2,267,713	592,885	(592,863)	2,706,020	103,325	2,377,945	28,416	5,517,773	–

Net increase (decrease) in contract owners’ equity resulting from operations	1,431,411	470,214	8,002,058	5,940,187	197,515	3,839,134	388,798	6,296,419	–

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	158,341	521,000	1,649,528	641,428	3,906	427,754	97,948	805,689	–
Net transfer (to) from affiliate and subaccounts	81,208	(940,325)	(473,200)	(1,856,241)	(134,394)	(672,293)	(474,657)	(1,146,867)	(2)
Payments for redemptions	(788,179)	(2,353,601)	(8,708,625)	(4,222,128)	(58,762)	(2,301,066)	(555,545)	(3,815,010)	–
Guaranteed retirement income benefit, maintenance fees, and other fees	–	(44,839)	–	–	(1,159)	–	–	–	–
Annuity payout reserve adjustment	–	(544)	(21,466)	(3,320)	–	(7,437)	–	(9,403)	–

Net increase (decrease) from contract owners’ equity transactions	(548,630)	(2,818,309)	(7,553,763)	(5,440,261)	(190,409)	(2,553,042)	(932,254)	(4,165,591)	(2)

Total increase (decrease) in contract owners’ equity	882,781	(2,348,095)	448,295	499,926	7,106	1,286,092	(543,456)	2,130,828	(2)

CONTRACT OWNERS’ EQUITY
Beginning of period	5,717,733	23,274,059	68,462,770	39,820,596	924,997	23,231,230	4,508,376	36,035,512	2

End of period	$6,600,514	20,925,964	68,911,065	40,320,522	932,103	24,517,322	3,964,920	38,166,340	–

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	JPMorgan Insurance Trust
	JPMorgan Insurance Trust Core Bond Subaccount	JPMorgan Insurance Trust Equity Index Subaccount	JPMorgan Insurance Trust International Equity Subaccount	JPMorgan Insurance Trust Intrepid Growth Subaccount	JPMorgan Insurance Trust Intrepid MidCap Subaccount	JPMorgan Insurance Trust Mid Cap Growth Subaccount	JPMorgan Insurance Trust Mid Cap Value Subaccount	JPMorgan Insurance Trust Small Cap Core Subaccount	JPMorgan Insurance Trust US Equity Subaccount
OPERATIONS
Net investment income (loss)	$37,484	129	65,063	(83)	(13,498)	(12,687)	(18,638)	(48,683)	136
Net realized gain (loss) on investments	41,573	30,827	(725,821)	(1,732)	(61,795)	131,346	150,506	(31,058)	42,099
Change in unrealized appreciation (depreciation) of investments	(37,789)	(5,627)	2,014,661	–	456,208	21,743	1,089,782	759,764	22,939

Net increase (decrease) in contract owners’ equity resulting from operations	41,268	25,329	1,353,903	(1,815)	380,915	140,402	1,221,650	680,023	65,174

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	18,872	907	295,163	–	50,173	24,515	181,363	98,272	11,929
Net transfer (to) from affiliate and subaccounts	(24,543)	(18,891)	(660,705)	1,815	(230,091)	(206,123)	(283,880)	(363,072)	227,930
Payments for redemptions	(392,556)	(5,970)	(1,015,580)	–	(289,930)	(86,004)	(771,723)	(483,521)	(63,077)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	–	–	–	–	–
Annuity payout reserve adjustment	–	–	–	–	–	–	–	(930)	–

Net increase (decrease) from contract owners’ equity transactions	(398,227)	(23,954)	(1,381,122)	1,815	(469,848)	(267,612)	(874,240)	(749,251)	176,782

Total increase (decrease) in contract owners’ equity	(356,959)	1,375	(27,219)	–	(88,933)	(127,210)	347,410	(69,228)	241,956

CONTRACT OWNERS’ EQUITY
Beginning of period	1,303,722	144,177	7,679,459	–	2,784,619	1,020,354	6,833,141	4,069,381	391,155

End of period	$946,763	145,552	7,652,240	–	2,695,686	893,144	7,180,551	4,000,153	633,111

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2012

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer Global Strategic Income VA Subaccount	Oppenheimer High Income Fund Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small & Mid Cap Subaccount	Oppenheimer Small Mid Cap Growth Subaccount	PIMCO Foreign Bond Subaccount	PIMCO Low Duration Subaccount
OPERATIONS
Net investment income (loss)	$(19,682)	117,419	330,289	108,913	(35,911)	(68,815)	(16,618)	735	567
Net realized gain (loss) on investments	42,935	(519,599)	204,853	(88,364)	43,078	(89,483)	26,846	4,261	566
Change in unrealized appreciation (depreciation) of investments	228,480	3,890,069	354,215	55,444	668,691	1,145,084	137,097	2,842	3,766

Net increase (decrease) in contract owners’ equity resulting from operations	251,733	3,487,889	889,357	75,993	675,858	986,786	147,325	7,838	4,899

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	65,184	528,294	246,443	57,979	113,109	217,682	26,987	529	–
Net transfer (to) from affiliate and subaccounts	(316,318)	(1,652,436)	828,902	(791,335)	(262,028)	(335,059)	330,903	(26,803)	(15,654)
Payments for redemptions	(335,176)	(2,560,635)	(2,086,544)	(91,086)	(612,918)	(881,724)	(90,741)	(1,654)	(348)
Guaranteed retirement income benefit, maintenance fees, and other fees	–	–	–	–	–	–	–	(90)	(149)
Annuity payout reserve adjustment	–	–	–	–	–	–	–	–	–

Net increase (decrease) from contract owners’ equity transactions	(586,310)	(3,684,777)	(1,011,199)	(824,442)	(761,837)	(999,101)	267,149	(28,018)	(16,151)

Total increase (decrease) in contract owners’ equity	(334,577)	(196,888)	(121,842)	(748,449)	(85,979)	(12,315)	414,474	(20,180)	(11,252)

CONTRACT OWNERS’ EQUITY
Beginning of period	2,066,938	20,071,399	8,459,750	748,449	4,763,547	6,443,936	1,026,608	99,205	118,508

End of period	$1,732,361	19,874,511	8,337,908	–	4,677,568	6,431,621	1,441,082	79,025	107,256

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(1)	Organization:

ZALICO Variable Annuity Separate Account (the “Separate Account”), is a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Zurich American Life Insurance Company (“ZALICO” or the “Company”). ZALICO is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich American Corporation (“Zurich”), a non-operating holding company. Zurich is a direct wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect wholly owned subsidiary of Zurich Insurance Group Ltd ( “ZIG” or “Parent”).

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from ZALICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business ZALICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as “Contracts”) for Zurich Advantage III periodic and flexible payment variable annuity contracts (“Zurich Advantage III”), Zurich Passport individual and group variable, fixed and market value adjusted deferred annuity contracts (“Zurich Passport”), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Destinations”), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts (“Farmers Variable Annuity I”), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred”), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred Plus”), Zurich ZS4 individual and group variable and market value adjusted deferred annuity contracts (“Zurich ZS4”) and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts (“Zurich Archway”). The Separate Account is divided into a total of eighty-six subaccounts with various subaccount options available to contract owners depending upon their respective Contracts. During the year ended December 31, 2013, assets were invested in seventy-nine of the subaccount options.

The Zurich Advantage III contracts have fifty-six subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the American Century Variable Portfolios, Inc., the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the ING Global Resources Trust, the ING Investors Trust, the Invesco Variable Insurance Funds, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

The Zurich Passport contracts have eleven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Variable Series II, an open-end management investment company.

The Scudder Destinations contracts have twenty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II, the DWS Investments VIT Funds, and the Invesco Variable Insurance Funds, all of which are open-end management investment companies.

The Zurich Preferred and Zurich Preferred Plus contracts have fifty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(1)	Organization: (continued)

Portfolios, the American Century Variable Portfolios, Inc., the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Invesco Variable Insurance Funds, the Janus Aspen Series, the JPMorgan Insurance Trust, and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

The Farmers Variable Annuity I contracts have eleven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the DWS Variable Series I, the DWS Variable Series II, the Franklin Templeton Variable Insurance Products Trust, the Janus Aspen Series and the PIMCO Variable Insurance Trust, all of which are open-end management investment companies.

The Zurich ZS4 contracts have nineteen subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II, the DWS Investments VIT Funds, and the Invesco Variable Insurance Funds, all of which are open-end management investment companies.

The Zurich Archway contracts have fifty subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the American Century Variable Portfolios, Inc., the Dreyfus Investment Portfolios, the Dreyfus Socially Responsible Growth Fund, Inc., the DWS Variable Series I, the DWS Variable Series II, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Invesco Variable Insurance Funds, the Janus Aspen Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

During the year ended December 31, 2013, the Separate Account was comprised of eighty-six subaccounts as follows:

Alger Balanced O

Alger Capital Appreciation O

Alger Capital Appreciation S (a)

Alger Large Cap Growth I-2

Alger Mid Cap Growth I-2

Alger Mid Cap Growth S

Alger Small Cap Growth I-2

American Century VP Income & Growth

American Century VP Income & Growth II (a)

American Century VP Value

American Century VP Value II (a)

Dreyfus I.P. Mid Cap Stock A

Dreyfus I.P. Mid Cap Stock SC

Dreyfus Socially Responsible Growth A

Dreyfus Socially Responsible Growth SC

DWS Blue Chip VIP A (b)

DWS Blue Chip VIP B (b)

DWS Bond VIP A

DWS Capital Growth VIP A

DWS Capital Growth VIP B

DWS Core Equity VIP A

DWS Core Equity VIP B

DWS Core Fixed Income VIP A (b)

DWS Equity 500 Index VIP A

DWS Equity 500 Index VIP B2

DWS Global Equity VIP A (1)

DWS Global Growth VIP A (2)

DWS Global Growth VIP B (3)

DWS Global Income Builder VIP A

DWS Global Small Cap Growth VIP A

DWS Global Small Cap Growth VIP B (a)

DWS Government & Agency Securities VIP A

DWS Government & Agency Securities VIP B

DWS High Income VIP A

DWS High Income VIP B

DWS International VIP A

DWS International VIP B

DWS Large Cap Value VIP A

DWS Large Cap Value VIP B

DWS Money Market VIP

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(1)	Organization: (continued)

DWS Small Mid Cap Growth VIP A

DWS Small Mid Cap Value VIP A (4)

DWS Small Mid Cap Value VIP B (5)

DWS Unconstrained Income VIP A

Fidelity VIP Asset Manager

Fidelity VIP Contrafund

Fidelity VIP Contrafund — Service 2 (a)

Fidelity VIP Equity Income

Fidelity VIP Equity Income — Service 2 (a)

Fidelity VIP Growth

Fidelity VIP Index 500

Fidelity VIP Index 500 — SC

Franklin Rising Dividends Securities

Franklin Small Cap Value Securities

Franklin Strategic Income Securities

Franklin U.S. Government

ING Global Resources

ING JPMorgan Emerging Markets Equity

Invesco V.I. Diversified Dividend Fund Series I

Invesco V.I. Global Health Care

Invesco V.I. Global Real Estate

Invesco V.I. Utilities

Janus Aspen Balanced I-S

Janus Aspen Enterprise I-S

Janus Aspen Forty I-S

Janus Aspen Global Research Portfolio I-S (6)

Janus Aspen Global Research Portfolio S-S (a) (7)

Janus Aspen Janus I-S

Janus Aspen Perkins Mid Cap Value

JPMorgan Insurance Trust Core Bond

JPMorgan Insurance Trust Equity Index

JPMorgan Insurance Trust International Equity

JPMorgan Insurance Trust Intrepid Growth

JPMorgan Insurance Trust Intrepid MidCap

JPMorgan Insurance Trust Mid Cap Growth

JPMorgan Insurance Trust Mid Cap Value

JPMorgan Insurance Trust Small Cap Core

JPMorgan Insurance Trust US Equity

Mutual Global Discovery Securities

Mutual Shares Securities

Oppenheimer Capital Appreciation

Oppenheimer Discovery Mid Cap Growth Fund S-S (8)

Oppenheimer Global Fund S-S (9)

Oppenheimer Global Strategic Income VA Service

Oppenheimer High Income Fund (b)

Oppenheimer Main Street

Oppenheimer Main Street Small Cap Fund S-S (10)

PIMCO Foreign Bond

PIMCO Low Duration

Templeton Developing Markets Securities

(a)	Subaccount available for investment; however, no investment activity in 2013.

(b)	Subaccounts ceased operations during 2012.

(1)	Effective July 15, 2013 name changed from DWS Diversified International Equity VIP A Subaccount.

(2)	Effective May 1, 2013 name changed from DWS Global Thematic VIP A Subaccount.

(3)	Effective May 1, 2013 name changed from DWS Global Thematic VIP B Subaccount.

(4)	Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP A Subaccount.

(5)	Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP B Subaccount.

(6)	Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio I-S Subaccount.

(7)	Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio S-S Subaccount.

(8)	Effective April 30, 2013 name changed from Oppenheimer Small & Mid Cap Growth Subaccount.

(9)	Effective April 30, 2013 name changed from Oppenheimer Global Securities Subaccount.

(10)	Effective April 30, 2013 name changed from Oppenheimer Main Street Small & Mid Cap Subaccount.

See respective contract Prospectus of each product for further description and benefits.

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(1)	Organization: (continued)

Contract owners may allocate some or all of net purchase payments or transfer some or all of the contract value to the Fixed Account Option, which is part of ZALICO’s General Account. The assets of ZALICO’s General Account support its insurance and annuity obligations and are subject to ZALICO’s general liabilities from its business operations.

The remainder of this page is intentionally left blank

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(2)	Significant Accounting Policies:

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. The Separate Account’s assets are the property of ZALICO and are segregated from ZALICO’s other assets. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are generally reported on a first in, first out (FIFO) cost basis. Capital gain distributions are included in realized gains (losses) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of ZALICO. Under the provisions of the contracts, ZALICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2013. Management will periodically review the contract in the event of changes in tax law. Accordingly, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to or from another eligible subaccount or to the general account of ZALICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of the available open-end management investment companies, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(2)	Significant Accounting Policies: (continued)

risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets, Liabilities and Contract Owners’ Equity and the amounts reported in the Statement of Changes in Contract Owners’ Equity. Accordingly, these financial statements should be read in conjunction with the financial statements of the underlying open-end management investment companies identified in Note 1.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table with projections. Unless the annuitant elects otherwise, the assumed investment return is 2.5% for most products (i.e. Destinations, Farmers Variable Annuity, Archway, ZS4, Preferred, Preferred Plus, most Advantage III policies), or 4.0% for Passport and some Advantage III contracts. The mortality risk is fully borne by ZALICO and may result in additional amounts being transferred into the Separate Account by ZALICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy, as outlined under the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of level 3 assets is not required. In addition, no other financial assets or assets valued on a non-recurring basis are recorded in the Separate Account.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Inputs other than quoted market prices that are observable.

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(2)	Significant Accounting Policies: (continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosure Topic reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-end management investment companies. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the investment companies. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(3)	Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the year ended December 31, 2013, are as follows:

	Purchases	Sales
The Alger Portfolios:
Alger Balanced O	$2,308,707	$4,617,013
Alger Capital Appreciation O	13,335,404	8,782,779
Alger Capital Appreciation S	–	–
Alger Large Cap Growth I-2	386,834	1,475,943
Alger Mid Cap Growth I-2	555,120	1,638,253
Alger Mid Cap Growth S	–	108
Alger Small Cap Growth I-2	1,429,072	1,910,861

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth	585,912	1,427,643
American Century VP Income & Growth II	–	–
American Century VP Value	544,363	2,167,344
American Century VP Value II	–	–

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A	5,004,628	6,499,104
Dreyfus I.P. Mid Cap Stock SC	1,642,035	526,293

Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth A	1,293,687	1,104,399
Dreyfus Socially Responsible Growth SC	79	48

DWS Variable Series I:
DWS Bond VIP A	3,899,644	17,003,842
DWS Capital Growth VIP A	5,324,817	33,119,672
DWS Capital Growth VIP B	2,154	33,173
DWS Core Equity VIP A	6,013,056	9,689,453
DWS Core Equity VIP B	1,948	38,318
DWS Global Small Cap Growth VIP A	8,990,476	6,713,385
DWS Global Small Cap Growth VIP B	–	–
DWS International VIP A	4,833,812	4,159,077
DWS International VIP B	2,062	3,164

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(3)	Purchases and Sales of Investments: (continued)

	Purchases	Sales

DWS Variable Series II:
DWS Global Equity VIP A	$4,112,928	$6,803,150
DWS Global Growth VIP A	2,984,214	5,775,166
DWS Global Growth VIP B	1,179	12,472
DWS Global Income Builder VIP A	7,181,427	21,475,281
DWS Government & Agency Securities VIP A	12,316,169	20,347,278

DWS Variable Series II:
DWS Government & Agency Securities VIP B	10,732	22,809
DWS High Income VIP A	36,850,122	45,675,184
DWS High Income VIP B	6,996	59,821
DWS Large Cap Value VIP A	6,465,798	30,957,359
DWS Large Cap Value VIP B	3,674	50,277
DWS Money Market VIP	53,081,824	64,092,061
DWS Small Mid Cap Growth VIP A	2,882,466	13,145,613
DWS Small Mid Cap Value VIP A	6,395,369	17,082,946
DWS Small Mid Cap Value VIP B	1,373	40,050
DWS Unconstrained Income VIP A	10,803,888	13,667,049

DWS Investments VIT Funds:
DWS Equity 500 Index VIP A	15,370,556	10,208,773
DWS Equity 500 Index VIP B2	1,077	335

Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager	167,605	771,293
Fidelity VIP Contrafund	5,965,870	11,847,773
Fidelity VIP Contrafund — Service 2	–	–
Fidelity VIP Equity Income	2,760,318	3,373,250
Fidelity VIP Equity Income — Service 2	–	–
Fidelity VIP Growth	1,965,351	4,709,727
Fidelity VIP Index 500	7,104,955	13,843,213
Fidelity VIP Index 500 — SC	157,290	807,273

Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities	2,413,259	1,358,236
Franklin Small Cap Value Securities	886,345	1,174,569
Franklin Strategic Income Securities	6,031,681	7,577,616
Franklin U.S. Government	441,970	1,672,250
Mutual Global Discovery Securities	3,361,191	3,221,881
Mutual Shares Securities	408,940	1,315,256
Templeton Developing Markets Securities	410,218	1,018,597

ING Global Resources Trust:
ING Global Resources	564,083	1,859,224

ING Investors Trust:
ING JPMorgan Emerging Markets Equity	604,840	1,300,110

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(3)	Purchases and Sales of Investments: (continued)

	Purchases	Sales

Invesco Variable Insurance Funds:
Invesco V.I. Diversified Dividend Fund Series I	$362,140	$229,355
Invesco V.I. Global Health Care	839,912	491,840
Invesco V.I. Global Real Estate	878,724	1,713,485
Invesco V.I. Utilities	11,844,456	12,825,532

Janus Aspen Series:
Janus Aspen Balanced I-S	7,463,406	9,250,173
Janus Aspen Enterprise I-S	903,109	5,461,752
Janus Aspen Forty I-S	8,352	95,909
Janus Aspen Global Research Portfolio I-S	711,897	5,601,659
Janus Aspen Global Research Portfolio S-S	–	–
Janus Aspen Janus I-S	465,236	3,298,365
Janus Aspen Perkins Mid Cap Value	479,829	794,389

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond	59,245	319,422
JPMorgan Insurance Trust Equity Index	34,957	31,600
JPMorgan Insurance Trust International Equity	400,263	1,295,066
JPMorgan Insurance Trust Intrepid Growth	65,517	17,161
JPMorgan Insurance Trust Intrepid MidCap	661,589	483,675
JPMorgan Insurance Trust Mid Cap Growth	416,920	216,741
JPMorgan Insurance Trust Mid Cap Value	922,170	1,659,799
JPMorgan Insurance Trust Small Cap Core	1,188,543	929,735
JPMorgan Insurance Trust US Equity	450,789	367,103

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation	302,645	221,151
Oppenheimer Discovery Mid Cap Growth Fund S-S	285,497	813,257
Oppenheimer Global Fund S-S	822,630	2,947,836
Oppenheimer Global Strategic Income VA	747,069	2,490,941
Oppenheimer Main Street	287,566	903,262
Oppenheimer Main Street Small Cap Fund S-S	1,311,411	1,521,952

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond	5,718	13,181
PIMCO Low Duration	2,390	9,681

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(4)	Expenses and Related Party Transactions:

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Contract Charges	Range
Mortality and Expense Risk Charge
Each Subaccount is assessed a daily asset charge for mortality and expense risks through a reduction in unit values. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits.	0-1.25%

Administration Charge
Each Subaccount is assessed a daily administration charge through a reduction in unit values. This charge reimburses the Company for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force.	0-.50%

Records Maintenance Charge
An annual Records Maintenance Charge is assessed during the Accumulation Period through the redemption of units and is assessed equally among all Subaccounts in which the Contract Holder has an interest. The charge is assessed at the end of each Contract year, on Contract surrender and upon annuitization. However, the Separate Account does not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. This charge reimburses the Separate Account for the expenses of establishing and maintaining Contract records.	0-$30

Withdrawal Charge
Withdrawal Charges are applicable only during the first seven Contribution Years following each purchase payment. When a withdrawal is requested in good order, and a Withdrawal Charge applies, the Contract Value is reduced by the amount of the Withdrawal Charge through the redemption of units. This charge is subject to certain exceptions. The Withdrawal Charge compensates the Company for Contract distribution expenses, which include the payment of commissions and other promotion and acquisition expenses.	0-8%

Optional Benefit Fees
Optional benefits may be elected by contract holders. These benefits include death benefits and living benefits through the purchase of riders, such as Guaranteed Retirement Income Benefit Rider (“GRIB”), Guaranteed Minimum Death Benefit Rider (“GMDB”), Earnings Based Death Benefit Rider (“EBDB”), Safeguard Enhanced Death Benefit Rider and/or Safeguard Plus Enhanced Death Benefit Rider. The fees for such benefits are assessed through a reduction in unit values. These fees are calculated on an “Asset Base” basis.	0.15-0.75%

Transfer Charge
The Company currently allows unlimited transfers without charge. The Company reserves the right to assess a transfer fee for the thirteenth and each subsequent transfer during a Contract Year. The charge would be assessed through the redemption of units.	0-$25

Investment Management Fees and other expenses
In some cases, the value of the net assets of each Subaccount is reduced by the Investment Management, 12b-1 fees and service fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. These fees and expenses are paid indirectly by the Contract Holder through the reduction of unit values.	0-0.25%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(4)	Expenses and Related Party Transactions: (continued)

Contract Charges	Range
Redemption Fees
A Fund or Portfolio may assess a redemption fee on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by the Company. The redemption fee is deducted from the Contract Value through the redemption of units.	0-2%

Applicable State Premium Taxes
Certain state and local governments impose a premium tax on Purchase Payments which, depending on the state, is paid by the Company at the time a Purchase Payment is received from the Contract Holder or at the time the Contract is annuitized. If the Contract Holder lives in a state where premium taxes are paid at the time a Purchase Payment is received, the Company reserves the right to deduct the amount of the premium tax payable from the Contract Value at the time the Purchase Payment is received. If the Contract Holder lives in a state where premium taxes are paid at time of annuitization, the amount of the premium tax payable will be deducted from the Contract Value.	0-3.5%

Related	Party Transactions

Policy loans are also provided for under the terms of the policy. The minimum amount of the loan under Advantage III, Preferred and Preferred Plus policies is $1,000 and the contract must have at least $1,500 value. The minimum amount of loan under Archway and ZS4 policies is $1,000 and is limited to 80% of the policy value, less applicable surrender charges. The minimum amount of loan under Destination policies is $1,000 and maximum loan amount available is 50% of contract value or $50,000 whichever is lesser. The minimum amount of loan under Farmers VA policies is $500 and is limited to 90% of the account value. Passport policies do not have loan privileges. Interest is assessed against a policy loan under the terms of the Policy. The balance of loans outstanding as of December 31, 2013, was $31,418,917. Policy loans are carried in the ZALICO general account.

Synergy Investment Group, LLC (“Synergy”), an unaffiliated broker/dealer, and Investment Distributors, Inc. (“IDI”), an affiliate of Protective Life Insurance Company, are the principal underwriters for the ZALICO separate account. Synergy serves as the principal underwriter for the Scudder Destinations and Farmers Variable Annuity I contracts. IDI serves as the principal underwriter for the remainder of the variable annuity contracts funded through the separate account. BFP Securities LLC, an affiliate of the Company, is also the primary wholesaling distributor of the Company’s BOLI products.

The remainder of this page is intentionally left blank

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding:

The changes in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
The Alger Portfolios:
Alger Balanced O
2013	234,521	403,436	(168,915)
2012	260,555	531,619	(271,064)
Alger Capital Appreciation O
2013	571,088	773,938	(202,850)
2012	1,092,908	970,568	122,340
Alger Capital Appreciation S
2013	–	–	–
2012	–	–	–
Alger Large Cap Growth I-2
2013	10,455	26,246	(15,791)
2012	16,866	48,187	(31,321)
Alger Mid Cap Growth I-2
2013	23,417	47,039	(23,622)
2012	22,436	89,532	(67,096)
Alger Mid Cap Growth S
2013	–	1	(1)
2012	–	596	(596)
Alger Small Cap Growth I-2
2013	13,528	36,741	(23,213)
2012	19,135	40,022	(20,887)

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth
2013	83,782	180,302	(96,520)
2012	62,299	271,823	(209,524)
American Century VP Income & Growth II
2013	–	–	–
2012	–	693	(693)
American Century VP Value
2013	233,955	359,125	(125,170)
2012	139,450	854,802	(715,352)
American Century VP Value II
2013	–	–	–
2012	–	272	(272)

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A
2013	374,371	437,739	(63,368)
2012	350,386	602,626	(252,240)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

Dreyfus Investment Portfolios: (continued)
Dreyfus I.P. Mid Cap Stock SC
2013	82,841	30,028	52,813
2012	5,883	23,329	(17,446)

The Dreyfus Socially Responsible Growth Fund, Inc:
Dreyfus Socially Responsible Growth A
2013	105,795	94,691	11,104
2012	104,017	122,222	(18,205)
Dreyfus Socially Responsible Growth SC
2013	3	–	3
2012	4	–	4

DWS Variable Series I:
DWS Bond VIP A
2013	573,890	2,027,805	(1,453,915)
2012	7,112,426	2,736,514	4,375,912
DWS Capital Growth VIP A
2013	711,131	2,403,619	(1,692,488)
2012	1,085,486	3,598,709	(2,513,223)
DWS Capital Growth VIP B
2013	39	1,809	(1,770)
2012	1,077	865	212
DWS Core Equity VIP A
2013	778,846	1,077,093	(298,247)
2012	5,794,519	1,185,462	4,609,057
DWS Core Equity VIP B
2013	64	2,212	(2,148)
2012	2,838	239	2,599
DWS Global Small Cap Growth VIP A
2013	288,605	364,752	(76,147)
2012	199,837	499,434	(299,597)
DWS Global Small Cap Growth VIP B
2013	–	–	–
2012	–	95	(95)
DWS International VIP A
2013	470,442	534,940	(64,498)
2012	408,464	777,699	(369,235)
DWS International VIP B
2013	3	177	(174)
2012	–	769	(769)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)
DWS Variable Series II:
DWS Blue Chip VIP A
2013	–	–	–
2012	129,785	5,060,271	(4,930,486)
DWS Blue Chip VIP B
2013	–	–	–
2012	6	2,285	(2,279)
DWS Core Fixed Income VIP A
2013	–	1	(1)
2012	334,050	10,012,918	(9,678,868)
DWS Global Equity VIP A
2013	589,143	1,592,509	(1,003,366)
2012	686,452	2,043,154	(1,356,702)
DWS Global Growth VIP A
2013	277,229	440,045	(162,816)
2012	355,234	449,087	(93,853)
DWS Global Growth VIP B
2013	44	671	(627)
2012	227	–	227
DWS Global Income Builder VIP A
2013	710,261	2,640,824	(1,930,563)
2012	552,469	3,066,983	(2,514,514)
DWS Government & Agency Securities VIP A
2013	4,029,690	5,818,196	(1,788,506)
2012	1,640,529	3,179,022	(1,538,493)
DWS Government & Agency Securities VIP B
2013	133	1,607	(1,474)
2012	489	3,040	(2,551)
DWS High Income VIP A
2013	2,413,058	3,734,844	(1,321,786)
2012	3,478,060	4,275,311	(797,251)
DWS High Income VIP B
2013	2,231	5,165	(2,934)
2012	469	624	(155)
DWS Large Cap Value VIP A
2013	1,022,495	3,227,528	(2,205,033)
2012	1,185,602	4,297,155	(3,111,553)
DWS Large Cap Value VIP B
2013	34	2,933	(2,899)
2012	144	3,392	(3,248)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

DWS Variable Series II: (continued)
DWS Money Market VIP
2013	10,486,872	12,386,514	(1,899,642)
2012	9,162,412	12,077,411	(2,914,999)
DWS Small Mid Cap Growth VIP A
2013	972,573	2,422,648	(1,450,075)
2012	1,160,076	3,301,823	(2,141,747)
DWS Small Mid Cap Value VIP A
2013	874,229	2,180,810	(1,306,581)
2012	896,293	2,770,689	(1,874,396)
DWS Small Mid Cap Value VIP B
2013	–	1,525	(1,525)
2012	352	1,144	(792)
DWS Strategic Value VIP A
2013	2,195	2,195	–
2012	–	–	–
DWS Unconstrained Income VIP A
2013	518,233	873,259	(355,026)
2012	477,262	496,450	(19,188)

DWS Investments VIT Funds:
DWS Equity 500 Index VIP A
2013	1,361,514	1,156,985	204,529
2012	1,721,216	1,303,011	418,205
DWS Equity 500 Index VIP B2
2013	26	1	25
2012	31	147	(116)

Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager
2013	6,415	24,224	(17,809)
2012	16,409	27,286	(10,877)
Fidelity VIP Contrafund
2013	208,042	322,257	(114,215)
2012	117,454	292,644	(175,190)
Fidelity VIP Contrafund — Service 2
2013	–	–	–
2012	–	985	(985)
Fidelity VIP Equity Income
2013	31,525	88,121	(56,596)
2012	42,421	141,127	(98,706)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

Fidelity Variable Insurance Products Funds: (continued)
Fidelity VIP Equity Income — Service 2
2013	–	–	–
2012	–	447	(447)
Fidelity VIP Growth
2013	79,149	119,821	(40,672)
2012	98,121	154,021	(55,900)
Fidelity VIP Index 500
2013	71,261	110,530	(39,269)
2012	47,928	64,640	(16,712)
Fidelity VIP Index 500 — SC
2013	913	4,602	(3,689)
2012	708	7,098	(6,390)

Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities
2013	139,809	87,699	52,110
2012	67,656	120,794	(53,138)
Franklin Small Cap Value Securities
2013	37,413	52,615	(15,202)
2012	32,556	76,707	(44,151)
Franklin Strategic Income Securities
2013	559,570	678,105	(118,535)
2012	137,632	198,018	(60,386)
Franklin U.S. Government
2013	43,102	142,573	(99,471)
2012	78,077	142,752	(64,675)
Mutual Global Discovery Securities
2013	91,900	166,679	(74,779)
2012	97,352	217,622	(120,270)
Mutual Shares Securities
2013	28,282	80,001	(51,719)
2012	32,929	93,189	(60,260)
Templeton Developing Markets Securities
2013	19,231	40,324	(21,093)
2012	25,525	61,001	(35,476)

ING Global Resources Trust:
ING Global Resources
2013	66,788	171,975	(105,187)
2012	51,938	142,979	(91,041)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

ING Investors Trust:
ING JPMorgan Emerging Markets Equity
2013	30,551	64,942	(34,391)
2012	34,913	80,433	(45,520)

Invesco Variable Insurance Funds:
Invesco V.I. Diversified Dividend Fund Series I
2013	42,817	27,328	15,489
2012	28,997	69,513	(40,516)
Invesco V.I. Global Health Care
2013	47,307	28,853	18,454
2012	27,428	38,095	(10,667)
Invesco V.I. Global Real Estate
2013	39,285	77,692	(38,407)
2012	54,102	79,356	(25,254)
Invesco V.I. Utilities
2013	896,507	1,045,058	(148,551)
2012	288,403	506,119	(217,716)

Janus Aspen Series:
Janus Aspen Balanced I-S
2013	120,864	237,751	(116,887)
2012	131,584	297,140	(165,556)
Janus Aspen Enterprise I-S
2013	36,916	119,101	(82,185)
2012	40,980	169,826	(128,846)
Janus Aspen Forty I-S
2013	248	5,034	(4,786)
2012	305	13,755	(13,450)
Janus Aspen Global Research Portfolio I-S
2013	42,023	174,664	(132,641)
2012	54,177	194,130	(139,953)
Janus Aspen Global Research Portfolio S-S
2013	–	–	–
2012	–	–	–
Janus Aspen Janus I-S
2013	29,497	113,035	(83,538)
2012	41,944	135,720	(93,776)
Janus Aspen Perkins Mid Cap Value
2013	19,695	34,691	(14,996)
2012	13,797	56,780	(42,983)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond
2013	2,147	22,823	(20,676)
2012	12,594	41,303	(28,709)
JPMorgan Insurance Trust Equity Index
2013	1,662	1,793	(131)
2012	8,291	9,693	(1,402)
JPMorgan Insurance Trust International Equity
2013	30,230	78,191	(47,961)
2012	30,634	112,284	(81,650)
JPMorgan Insurance Trust Intrepid Growth
2013	4,314	1,061	3,253
2012	3,192	3,192	–
JPMorgan Insurance Trust Intrepid MidCap
2013	40,432	30,942	9,490
2012	12,251	43,154	(30,903)
JPMorgan Insurance Trust Mid Cap Growth
2013	23,657	16,421	7,236
2012	12,677	29,772	(17,095)
JPMorgan Insurance Trust Mid Cap Value
2013	55,438	96,117	(40,679)
2012	47,506	103,349	(55,843)
JPMorgan Insurance Trust Small Cap Core
2013	60,150	49,703	10,447
2012	18,637	56,484	(37,847)
JPMorgan Insurance Trust US Equity
2013	27,996	25,423	2,573
2012	22,457	10,177	12,280

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation
2013	22,000	15,549	6,451
2012	16,321	57,312	(40,991)
Oppenheimer Discovery Mid Cap Growth Fund S-S
2013	19,203	49,541	(30,338)
2012	46,213	29,278	16,935
Oppenheimer Global Fund S-S
2013	61,590	144,497	(82,907)
2012	54,353	235,741	(181,388)
Oppenheimer Global Strategic Income VA
2013	45,871	166,925	(121,054)
2012	114,259	181,295	(67,036)

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(5)	Changes in Units Outstanding: (continued)

	Units Issued	Units Redeemed	Net Increase / (Decrease)

Oppenheimer Variable Account Funds: (continued)
Oppenheimer High Income Fund
2013	–	–	–
2012	39,890	247,158	(207,268)
Oppenheimer Main Street
2013	23,145	57,476	(34,331)
2012	24,618	76,180	(51,562)
Oppenheimer Main Street Small Cap Fund S-S
2013	59,517	70,833	(11,316)
2012	35,007	83,551	(48,544)

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond
2013	39	687	(648)
2012	38	1,677	(1,639)
PIMCO Low Duration
2013	60	538	(478)
2012	56	1,110	(1,054)

The remainder of this page is intentionally left blank

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights:

ZALICO sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner’s account. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The following tables were developed by determining which products offered by ZALICO and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not have selected all available and applicable contract options. A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2013, were as follows.

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Alger Portfolios:
Alger Balanced O
2013	2,608	$14.388	$14.388	$37,518	1.19%	1.40%	1.40%	13.69%	13.69%
2012	2,777	12.656	12.656	35,139	1.43%	1.40%	1.40%	4.76%	4.76%
2011	3,048	12.081	12.081	36,819	2.84%	1.40%	1.40%	-1.35%	-1.35%
2010	3,449	12.246	12.246	42,236	2.49%	1.40%	1.40%	8.81%	8.81%
2009	4,041	11.255	11.255	45,477	3.20%	1.40%	1.40%	27.46%	27.46%
Alger Balanced S
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	5	11.753	12.059	56	3.88%	1.70%	2.05%	25.92%	26.35%
Alger Capital Appreciation O
2013	4,512	18.147	18.147	81,888	0.37%	1.40%	1.40%	33.32%	33.32%
2012	4,715	13.611	13.611	64,181	1.11%	1.40%	1.40%	16.66%	16.66%
2011	4,593	11.668	11.668	53,588	0.11%	1.40%	1.40%	-1.68%	-1.68%
2010	4,578	11.866	11.866	54,321	0.38%	1.40%	1.40%	12.45%	12.45%
2009	5,052	10.552	10.552	53,307	N/A	1.40%	1.40%	49.02%	49.02%
Alger Capital Appreciation S
2013	–	27.134	28.225	–	N/A	1.70%	2.05%	32.08%	32.54%
2012	–	20.543	21.296	–	N/A	1.70%	2.05%	15.52%	15.92%
2011	–	17.783	18.372	–	N/A	1.70%	2.05%	-2.62%	-2.28%
2010	–	18.262	18.802	2	0.19%	1.70%	2.05%	11.35%	11.73%
2009	–	16.401	16.828	1	N/A	1.70%	2.05%	47.66%	48.17%
Alger Large Cap Growth I-2
2013	137	56.716	83.160	10,695	0.77%	1.00%	2.25%	32.11%	33.74%
2012	153	42.931	62.179	8,937	1.21%	1.00%	2.25%	7.44%	8.77%
2011	185	39.958	57.163	9,889	1.05%	1.00%	2.25%	-2.54%	-1.33%
2010	209	40.998	57.935	11,342	0.73%	1.00%	2.25%	10.89%	12.26%
2009	238	36.970	51.606	11,580	0.61%	1.00%	2.25%	44.33%	46.11%
Alger Mid Cap Growth I-2
2013	229	44.285	51.451	11,163	0.33%	1.00%	2.25%	32.85%	34.50%
2012	252	33.334	38.254	9,190	N/A	1.00%	2.25%	13.65%	15.06%
2011	319	29.331	33.249	10,168	0.35%	1.00%	2.25%	-10.29%	-9.18%
2010	384	32.696	36.610	13,498	N/A	1.00%	2.25%	16.76%	18.20%
2009	440	28.003	30.973	13,152	N/A	1.00%	2.25%	48.37%	50.20%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Alger Portfolios: (continued)
Alger Mid Cap Growth S
2013	–	$20.412	$21.233	$5	N/A	1.70%	2.05%	32.68%	33.14%
2012	–	15.384	15.948	4	N/A	1.70%	2.05%	13.36%	13.75%
2011	1	13.570	14.020	12	N/A	1.70%	2.05%	-10.42%	-10.12%
2010	1	15.150	15.597	13	N/A	1.70%	2.05%	16.50%	16.90%
2009	1	13.004	13.343	11	N/A	1.70%	2.05%	48.27%	48.78%
Alger Small Cap Growth I-2
2013	121	35.894	80.153	8,462	N/A	1.00%	2.25%	31.31%	32.93%
2012	144	27.336	60.296	7,606	N/A	1.00%	2.25%	10.02%	11.38%
2011	165	24.847	54.134	7,864	N/A	1.00%	2.25%	-5.31%	-4.14%
2010	173	20.930	56.472	8,564	N/A	1.00%	2.25%	22.43%	24.05%
2009	218	17.095	45.522	8,384	N/A	1.00%	2.25%	42.17%	44.07%

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth
2013	922	9.989	11.578	10,249	2.23%	1.00%	2.25%	32.83%	34.48%
2012	1,019	7.520	8.610	8,438	2.11%	1.00%	2.25%	12.21%	13.61%
2011	1,228	6.702	7.579	8,973	1.54%	1.00%	2.25%	0.85%	2.09%
2010	1,450	6.645	7.423	10,420	1.44%	1.00%	2.25%	11.64%	13.02%
2009	1,727	5.953	6.568	11,010	4.57%	1.00%	2.25%	15.50%	16.93%
American Century VP Income & Growth II
2013	–	18.752	19.507	–	N/A	1.70%	2.05%	32.76%	33.22%
2012	–	14.125	14.642	–	0.89%	1.70%	2.05%	12.15%	12.54%
2011	1	12.594	13.011	9	1.34%	1.70%	2.05%	0.79%	1.14%
2010	1	12.495	12.864	9	1.23%	1.70%	2.05%	11.57%	11.96%
2009	1	11.199	11.490	8	4.05%	1.70%	2.05%	15.41%	15.81%
American Century VP Value
2013	928	13.009	15.843	13,991	1.66%	1.00%	2.25%	28.83%	30.42%
2012	1,054	10.098	12.148	12,207	1.81%	1.00%	2.25%	12.05%	13.44%
2011	1,769	9.012	10.709	18,152	1.52%	1.00%	2.25%	-1.20%	0.02%
2010	2,021	9.122	10.707	20,809	2.39%	1.00%	2.25%	10.93%	12.30%
2009	1,720	8.223	9.534	15,778	5.38%	1.00%	2.25%	17.23%	18.68%
American Century VP Value II
2013	–	20.037	20.843	–	N/A	1.70%	2.05%	28.84%	29.29%
2012	–	15.551	16.122	–	1.08%	1.70%	2.05%	12.27%	12.66%
2011	–	13.852	14.310	4	1.87%	1.70%	2.05%	-1.16%	-0.82%
2010	–	14.014	14.428	4	2.00%	1.70%	2.05%	10.77%	11.15%
2009	–	12.652	12.981	4	4.96%	1.70%	2.05%	17.32%	17.72%

Credit Suisse Trust:
Credit Suisse Trust International Equity Flex III
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	15.058	18.986	–	5.33%	1.00%	2.25%	-17.08%	-16.25%
2010	2,176	18.159	22.796	43,927	0.09%	1.00%	2.25%	9.76%	11.12%
2009	2,596	16.543	20.656	47,351	2.23%	1.00%	2.25%	48.28%	50.12%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A
2013	2,912	$24.848	$24.848	$72,358	1.39%	1.40%	1.40%	33.13%	33.13%
2012	2,975	18.664	18.664	55,534	0.47%	1.40%	1.40%	18.01%	18.01%
2011	3,228	15.815	15.815	51,046	0.53%	1.40%	1.40%	-0.99%	-0.99%
2010	3,677	15.973	15.973	58,739	0.94%	1.40%	1.40%	25.34%	25.34%
2009	4,049	12.743	12.743	51,604	1.43%	1.40%	1.40%	33.64%	33.64%
Dreyfus I.P. Mid Cap Stock SC
2013	141	22.418	25.613	3,464	0.92%	1.00%	2.25%	31.74%	33.36%
2012	88	16.985	19.205	1,619	0.22%	1.00%	2.25%	16.71%	18.16%
2011	105	14.524	16.254	1,649	0.41%	1.00%	2.25%	-2.00%	-0.79%
2010	127	14.792	16.384	2,010	0.78%	1.00%	2.25%	24.15%	25.69%
2009	110	11.891	13.035	1,395	0.95%	1.00%	2.25%	32.35%	33.99%

The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth A
2013	449	11.346	42.662	7,464	1.17%	1.00%	2.25%	31.39%	33.01%
2012	438	8.563	32.073	5,489	0.87%	1.00%	2.25%	9.50%	10.86%
2011	456	7.755	28.930	5,171	0.91%	1.00%	2.25%	-1.31%	-0.10%
2010	508	7.793	28.958	5,724	0.85%	1.00%	2.25%	12.29%	13.68%
2009	567	6.883	25.473	5,714	0.94%	1.00%	2.25%	30.81%	32.43%
Dreyfus Socially Responsible Growth SC
2013	–	17.467	18.170	3	1.00%	1.70%	2.05%	31.31%	31.76%
2012	–	13.303	13.790	2	0.59%	1.70%	2.05%	9.45%	9.83%
2011	–	12.154	12.556	2	0.69%	1.70%	2.05%	-1.37%	-1.03%
2010	–	12.323	12.687	2	0.60%	1.70%	2.05%	12.25%	12.63%
2009	–	10.978	11.264	2	0.60%	1.70%	2.05%	30.76%	31.21%

DWS Variable Series I:
DWS Bond VIP A
2013	5,270	1.515	13.540	48,791	3.70%	1.00%	2.25%	-5.16%	-3.99%
2012	6,724	1.582	14.159	65,824	2.30%	1.00%	2.25%	3.76%	6.70%
2011	2,348	7.833	13.323	23,054	4.13%	1.00%	2.25%	3.37%	4.64%
2010	2,609	7.578	12.782	24,438	4.37%	1.00%	2.25%	4.44%	5.73%
2009	2,836	7.255	12.137	25,103	7.39%	1.00%	2.25%	7.65%	38.47%
DWS Capital Growth VIP A
2013	15,843	16.518	35.000	293,825	1.25%	1.00%	2.25%	31.68%	33.31%
2012	17,536	12.440	26.254	245,170	0.92%	1.00%	2.25%	13.49%	14.90%
2011	20,049	10.870	22.849	244,875	0.71%	1.00%	2.25%	-6.57%	-5.42%
2010	17,222	11.538	24.158	229,370	0.88%	1.00%	2.25%	14.14%	15.55%
2009	20,264	10.024	20.906	232,977	1.17%	1.00%	2.25%	24.08%	25.61%
DWS Capital Growth VIP B
2013	9	19.448	20.230	171	0.97%	1.70%	2.05%	31.50%	31.95%
2012	10	14.789	15.331	156	0.60%	1.70%	2.05%	13.28%	13.68%
2011	10	13.055	13.487	135	0.46%	1.70%	2.05%	-6.67%	-6.35%
2010	12	13.987	14.401	177	0.54%	1.70%	2.05%	14.00%	14.39%
2009	13	12.270	12.589	166	1.47%	1.70%	2.05%	23.95%	24.37%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series I: (continued)
DWS Core Equity VIP A
2013	7,181	$14.224	$17.847	$103,440	1.44%	1.00%	2.05%	34.57%	35.97%
2012	7,479	10.503	13.126	79,586	0.70%	1.00%	2.05%	13.48%	14.66%
2011	2,870	9.196	11.447	27,228	1.37%	1.00%	2.05%	-2.15%	-1.13%
2010	3,206	9.338	11.578	30,927	1.61%	1.00%	2.05%	12.10%	13.26%
2009	3,707	8.277	10.223	31,677	1.98%	1.00%	2.05%	31.45%	34.87%
DWS Core Equity VIP B
2013	5	18.461	19.204	94	1.36%	1.70%	2.05%	34.35%	34.81%
2012	7	13.741	14.245	100	0.82%	1.70%	2.05%	13.08%	13.47%
2011	4	12.151	12.554	56	1.44%	1.70%	2.05%	-2.39%	-2.06%
2010	8	12.449	12.817	107	1.37%	1.70%	2.05%	11.83%	12.21%
2009	10	11.133	11.422	108	1.80%	1.70%	2.05%	30.95%	31.40%
DWS Global Small Cap Growth VIP A
2013	2,671	29.784	29.784	79,556	0.63%	1.40%	1.40%	34.07%	34.07%
2012	2,747	22.216	22.216	61,033	0.69%	1.40%	1.40%	13.77%	13.77%
2011	3,047	19.527	19.527	59,497	1.80%	1.40%	1.40%	-11.14%	-11.14%
2010	3,382	21.976	21.976	74,320	0.38%	1.40%	1.40%	24.89%	24.89%
2009	3,731	17.596	17.596	65,646	1.61%	1.40%	1.40%	46.16%	46.16%
DWS Global Small Cap Growth VIP B
2013	–	28.125	29.256	–	N/A	1.70%	2.05%	32.95%	33.41%
2012	–	21.155	21.930	–	0.89%	1.70%	2.05%	12.69%	13.08%
2011	–	18.772	19.394	2	1.87%	1.70%	2.05%	-11.89%	-11.58%
2010	–	21.305	21.934	4	0.08%	1.70%	2.05%	23.85%	24.27%
2009	–	17.202	17.650	3	1.36%	1.70%	2.05%	44.69%	45.19%
DWS Health Care VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	15.631	15.631	–	1.10%	1.40%	1.40%	12.60%	12.60%
2010	2,229	13.882	13.882	30,942	N/A	1.40%	1.40%	6.66%	6.66%
2009	2,578	13.015	13.015	33,548	1.28%	1.40%	1.40%	20.50%	20.50%
DWS Health Care VIP B
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	19.563	20.163	–	0.36%	1.70%	2.05%	12.27%	12.39%
2010	1	17.425	17.940	12	N/A	1.70%	2.05%	5.52%	5.88%
2009	1	16.513	16.943	12	1.01%	1.70%	2.05%	19.36%	19.77%
DWS International VIP A
2013	3,284	11.554	16.462	38,687	5.07%	1.00%	2.25%	17.58%	19.04%
2012	3,349	9.744	13.829	33,352	2.19%	1.00%	2.25%	17.99%	19.45%
2011	3,718	8.190	11.577	31,125	1.88%	1.00%	2.25%	-18.50%	-17.50%
2010	4,135	9.967	14.032	42,165	2.09%	1.00%	2.25%	-0.61%	0.62%
2009	4,839	9.945	13.946	49,299	4.23%	1.00%	2.25%	30.58%	32.20%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series I: (continued)
DWS International VIP B
2013	3	$14.578	$15.165	$43	4.98%	1.70%	2.05%	17.60%	18.00%
2012	3	12.396	12.851	38	2.06%	1.70%	2.05%	17.71%	18.11%
2011	4	10.531	10.880	41	1.79%	1.70%	2.05%	-18.45%	-18.16%
2010	5	12.913	13.295	72	1.79%	1.70%	2.05%	-0.70%	-0.36%
2009	6	13.004	13.343	77	3.85%	1.70%	2.05%	30.22%	30.66%

DWS Variable Series II:
DWS Blue Chip VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012 (5)	–	1.611	13.187	–	2.91%	1.25%	1.40%	10.79%	10.85%
2011	4,930	1.453	11.902	50,818	1.16%	1.25%	1.40%	-1.88%	-1.74%
2010	5,582	1.479	12.130	58,272	1.44%	1.25%	1.40%	12.20%	12.37%
2009	6,493	1.316	10.811	60,769	1.91%	1.25%	1.40%	32.12%	32.32%
DWS Blue Chip VIP B
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012 (6)	–	15.203	15.724	–	2.28%	1.70%	2.05%	10.47%	10.59%
2011	2	13.763	14.218	32	1.35%	1.70%	2.05%	-2.85%	-2.51%
2010	12	14.166	14.584	167	1.16%	1.70%	2.05%	11.27%	11.65%
2009	13	12.731	13.063	164	1.52%	1.70%	2.05%	30.78%	31.23%
DWS Core Fixed Income VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012 (7)	–	1.203	10.582	–	8.46%	1.00%	2.25%	1.97%	2.39%
2011	9,679	1.180	12.844	43,380	2.71%	1.00%	2.25%	4.08%	5.36%
2010	11,343	1.133	12.239	47,896	6.32%	1.00%	2.25%	1.73%	5.46%
2009	12,520	1.088	11.651	51,809	8.71%	1.00%	2.25%	4.73%	6.65%
DWS Global Equity VIP A (8)
2013	9,983	2.442	17.404	54,799	2.39%	1.00%	2.05%	16.92%	18.13%
2012	10,986	2.089	14.835	49,583	2.87%	1.00%	2.05%	14.98%	16.18%
2011	12,343	1.816	12.858	47,498	2.03%	1.00%	2.05%	-13.84%	-12.94%
2010	13,620	2.108	14.871	59,066	2.16%	1.00%	2.05%	8.70%	9.83%
2009	15,285	1.939	10.455	60,284	5.87%	1.00%	2.05%	26.76%	28.08%
DWS Global Growth VIP A (9)
2013	1,900	19.074	19.074	36,234	1.32%	1.40%	1.40%	20.39%	20.39%
2012	2,062	15.843	15.843	32,676	1.42%	1.40%	1.40%	16.95%	16.95%
2011	2,156	13.547	13.547	29,212	0.67%	1.40%	1.40%	-15.57%	-15.57%
2010	2,422	16.044	16.044	38,862	0.93%	1.40%	1.40%	12.09%	12.09%
2009	2,754	14.314	14.314	39,416	1.49%	1.40%	1.40%	41.84%	41.84%
DWS Global Growth VIP B (10)
2013	2	19.125	19.895	43	1.07%	1.70%	2.05%	19.18%	19.59%
2012	3	16.047	16.635	46	1.03%	1.70%	2.05%	15.78%	16.18%
2011	3	13.860	14.319	36	0.25%	1.70%	2.05%	-16.38%	-16.09%
2010	2	16.575	17.065	40	0.55%	1.70%	2.05%	10.97%	11.35%
2009	2	14.936	15.325	32	1.36%	1.70%	2.05%	40.36%	40.84%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series II: (continued)
DWS Global Income Builder VIP A
2013	16,870	$2.787	$15.382	$160,873	2.08%	1.00%	2.25%	14.06%	15.47%
2012	18,801	2.420	13.414	154,206	1.60%	1.00%	2.25%	10.49%	11.86%
2011	21,315	2.168	12.075	155,961	1.61%	1.00%	2.25%	-3.59%	-2.40%
2010	24,052	2.227	12.457	180,808	3.12%	1.00%	2.25%	8.78%	10.12%
2009	27,088	2.027	10.971	184,860	3.73%	1.00%	2.25%	20.72%	22.21%
DWS Government & Agency Securities VIP A
2013	8,086	1.569	16.941	55,847	3.09%	1.00%	2.25%	-5.18%	-4.00%
2012	9,874	1.655	17.717	70,486	4.13%	1.00%	2.25%	0.65%	1.90%
2011	11,413	1.644	17.456	86,560	3.97%	1.00%	2.25%	5.11%	6.40%
2010	12,820	1.564	16.470	87,302	4.70%	1.00%	2.25%	4.27%	5.56%
2009	14,063	1.500	15.665	89,665	5.13%	1.00%	2.25%	3.11%	7.01%
DWS Government & Agency Securities VIP B
2013	10	12.209	12.700	124	2.69%	1.70%	2.05%	-5.19%	-4.87%
2012	11	12.878	13.350	149	3.93%	1.70%	2.05%	0.42%	0.76%
2011	14	12.824	13.249	182	4.30%	1.70%	2.05%	5.01%	5.37%
2010	17	12.213	12.574	209	4.44%	1.70%	2.05%	4.10%	4.46%
2009	17	11.731	12.037	204	4.73%	1.70%	2.05%	5.53%	5.90%
DWS High Income VIP A
2013	8,505	1.559	19.843	102,294	7.18%	1.00%	2.25%	5.54%	6.84%
2012	9,827	1.477	18.646	110,870	7.54%	1.00%	2.25%	12.38%	13.77%
2011	10,624	1.315	16.454	102,720	9.03%	1.00%	2.25%	1.56%	2.81%
2010	12,443	1.294	16.067	119,022	7.75%	1.00%	2.25%	11.49%	12.87%
2009	14,076	1.161	14.291	117,072	10.56%	1.00%	2.25%	36.91%	44.49%
DWS High Income VIP B
2013	2	20.015	20.820	38	9.44%	1.70%	2.05%	5.28%	5.65%
2012	5	19.011	19.708	92	8.49%	1.70%	2.05%	12.39%	12.78%
2011	5	16.915	17.475	85	10.37%	1.70%	2.05%	1.49%	1.84%
2010	9	16.667	17.160	144	7.82%	1.70%	2.05%	11.36%	11.74%
2009	10	14.967	15.357	151	11.18%	1.70%	2.05%	36.84%	37.31%
DWS Large Cap Value VIP A
2013	18,359	2.953	19.354	257,170	1.98%	1.00%	2.05%	28.26%	29.60%
2012	20,564	2.303	14.993	221,767	1.99%	1.00%	2.05%	7.58%	8.70%
2011	23,676	2.140	13.849	233,222	1.45%	1.00%	2.05%	-8.31%	-1.06%
2010	16,958	2.186	14.052	131,093	1.98%	1.00%	2.05%	8.55%	9.67%
2009	19,293	2.014	12.863	139,217	1.59%	1.00%	2.05%	22.85%	24.13%
DWS Large Cap Value VIP B
2013	10	17.380	18.079	182	1.80%	1.70%	2.05%	27.92%	28.36%
2012	13	13.587	14.085	182	1.82%	1.70%	2.05%	7.23%	7.60%
2011	16	12.670	13.089	212	1.52%	1.70%	2.05%	-2.36%	-2.02%
2010	13	12.976	13.360	170	1.67%	1.70%	2.05%	8.31%	8.68%
2009	15	11.980	12.292	178	1.33%	1.70%	2.05%	22.35%	22.77%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series II: (continued)
DWS Mid Cap Growth VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	16.145	16.641	–	N/A	1.70%	2.05%	11.84%	11.97%
2010	1,556	10.812	14.862	16,831	N/A	1.40%	2.05%	25.39%	26.19%
2009	1,661	8.568	11.812	14,235	N/A	1.40%	2.05%	40.80%	41.28%
DWS Money Market VIP
2013	13,401	$0.925	$18.077	$77,349	0.01%	0.00%	2.25%	-2.19%	0.02%
2012	15,301	0.946	18.418	88,359	0.01%	0.00%	2.25%	-2.20%	0.02%
2011	18,216	0.967	18.767	99,788	0.01%	0.00%	2.25%	-2.18%	0.02%
2010	20,485	0.989	19.121	94,048	0.01%	1.00%	2.25%	-2.19%	0.02%
2009	24,152	1.011	14.254	128,277	0.37%	1.00%	2.25%	-1.87%	0.34%
DWS Small Mid Cap Growth VIP A
2013	15,859	1.643	20.229	127,103	0.12%	1.00%	2.25%	39.64%	41.37%
2012	17,309	1.177	14.408	97,655	N/A	1.00%	2.25%	11.83%	13.22%
2011	19,451	1.052	12.815	97,871	0.43%	1.00%	2.25%	-6.02%	-4.86%
2010	15,250	1.120	13.562	59,138	N/A	1.00%	2.25%	26.59%	28.16%
2009	17,203	0.885	6.980	53,436	N/A	1.00%	2.25%	37.51%	42.72%
DWS Small Mid Cap Value VIP A (11)
2013	11,800	3.487	33.178	132,732	1.14%	1.00%	2.25%	32.27%	33.90%
2012	13,107	2.631	24.839	108,478	1.18%	1.00%	2.25%	11.26%	12.64%
2011	14,981	2.360	22.107	107,906	1.11%	1.00%	2.25%	-8.14%	-7.01%
2010	17,119	2.565	23.832	132,028	1.25%	1.00%	2.25%	20.36%	21.85%
2009	19,398	2.127	19.606	124,831	1.82%	1.00%	2.25%	26.85%	28.42%
DWS Small Mid Cap Value VIP B (12)
2013	6	26.836	30.459	162	0.87%	1.70%	2.05%	31.99%	32.45%
2012	7	20.332	22.998	153	0.84%	1.70%	2.05%	11.10%	11.48%
2011	8	18.301	20.629	153	0.79%	1.70%	2.05%	-8.21%	-7.89%
2010	12	19.938	22.397	235	0.88%	1.70%	2.05%	20.20%	20.61%
2009	13	16.587	18.569	214	1.60%	1.70%	2.05%	26.68%	27.12%
DWS Strategic Value VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	13.348	13.348	–	3.27%	1.40%	1.40%	9.72%	9.72%
2010	11,961	12.166	12.366	147,899	1.93%	1.40%	1.40%	10.97%	10.97%
2009	14,300	10.963	11.143	159,343	4.39%	1.40%	1.40%	21.57%	23.57%
DWS Strategic Value VIP B
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	12.167	12.540	–	1.84%	1.70%	2.05%	7.63%	7.76%
2010	13	11.304	11.638	153	1.70%	1.70%	2.05%	9.88%	10.26%
2009	16	10.287	10.555	171	4.23%	1.70%	2.05%	22.43%	22.85%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
DWS Variable Series II: (continued)
DWS Technology VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	0.948	1.068	–	N/A	1.00%	2.25%	6.36%	6.79%
2010	7,781	0.892	9.439	46,275	0.04%	1.00%	2.25%	16.05%	17.49%
2009	9,257	0.768	8.066	47,418	N/A	1.00%	2.25%	56.89%	58.83%
DWS Technology VIP B
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	14.872	15.329	–	N/A	1.70%	2.05%	6.28%	6.40%
2010	1	13.993	14.407	16	N/A	1.70%	2.05%	15.59%	15.99%
2009	2	12.106	12.421	25	N/A	1.70%	2.05%	56.72%	57.26%
DWS Turner Mid Cap Growth VIP A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	20.895	21.536	–	N/A	1.70%	2.05%	12.37%	12.49%
2010	3,491	12.611	19.145	44,025	0.01%	1.40%	2.05%	26.42%	27.22%
2009	3,819	9.913	15.092	37,859	N/A	1.40%	2.05%	-34.89%	47.59%
DWS Unconstrained Income VIP A
2013	2,179	$2.124	$19.976	$39,556	5.71%	1.25%	2.05%	-3.03%	-2.27%
2012	2,534	2.173	20.469	46,963	6.06%	1.25%	2.05%	10.80%	11.68%
2011	2,553	1.946	18.357	42,149	5.59%	1.25%	2.05%	3.20%	4.01%
2010	2,785	1.871	17.675	44,961	6.51%	1.25%	2.05%	7.84%	8.69%
2009	2,943	1.721	16.286	44,203	5.14%	1.25%	2.05%	21.04%	21.22%

DWS Investments VIT Funds:
DWS Equity 500 Index VIP A
2013	6,903	15.677	15.677	108,209	1.76%	1.40%	1.40%	30.11%	30.11%
2012	6,698	12.049	12.049	80,706	1.90%	1.40%	1.40%	14.09%	14.09%
2011	6,280	10.561	10.561	66,320	1.77%	1.40%	1.40%	0.43%	0.43%
2010	7,268	10.515	10.515	76,428	1.86%	1.40%	1.40%	13.12%	13.12%
2009	8,078	9.296	9.296	75,091	2.68%	1.40%	1.40%	24.58%	24.58%
DWS Equity 500 Index VIP B2
2013	2	14.411	14.827	26	1.39%	1.70%	2.05%	28.80%	29.24%
2012	2	11.188	11.472	20	1.42%	1.70%	2.05%	12.94%	13.32%
2011	2	9.907	10.123	19	1.27%	1.70%	2.05%	-0.61%	-0.27%
2010	2	9.968	10.151	18	1.54%	1.70%	2.05%	12.00%	12.38%
2009	2	8.900	9.032	19	2.33%	1.70%	2.05%	23.26%	23.69%

Fidelity Variable Insurance Products Fund:
Fidelity VIP Asset Manager
2013	113	34.164	39.411	4,240	1.49%	1.00%	2.05%	13.38%	14.56%
2012	131	30.132	34.401	4,296	1.55%	1.00%	2.05%	10.22%	11.37%
2011	142	27.338	30.890	4,190	1.84%	1.00%	2.05%	-4.51%	-3.52%
2010	172	28.631	32.019	5,278	1.58%	1.00%	2.05%	11.97%	13.13%
2009	202	25.570	28.301	5,486	2.27%	1.00%	2.05%	26.52%	27.83%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Fidelity Variable Insurance Products Fund: (continued)
Fidelity VIP Contrafund
2013	1,202	$42.851	$64.223	$72,231	1.06%	1.00%	2.25%	28.40%	29.99%
2012	1,316	33.374	49.407	60,943	1.35%	1.00%	2.25%	13.85%	15.26%
2011	1,492	29.314	42.865	60,017	0.99%	1.00%	2.25%	-4.67%	-3.49%
2010	1,688	30.749	44.415	70,698	1.14%	1.00%	2.25%	14.64%	16.06%
2009	1,969	26.822	38.270	71,263	1.33%	1.00%	2.25%	32.72%	34.37%
Fidelity VIP Contrafund — Service 2
2013	–	23.098	24.027	–	N/A	1.70%	2.05%	28.32%	28.77%
2012	–	18.000	18.660	–	N/A	1.70%	2.05%	13.80%	14.19%
2011	1	15.817	16.340	16	0.81%	1.70%	2.05%	-4.73%	-4.41%
2010	1	16.603	17.094	17	0.99%	1.70%	2.05%	14.58%	14.97%
2009	1	14.490	14.867	15	1.14%	1.70%	2.05%	32.75%	33.20%
Fidelity VIP Equity Income
2013	513	35.024	56.253	26,434	2.50%	1.00%	2.25%	25.33%	26.88%
2012	570	27.945	44.336	23,129	3.00%	1.00%	2.25%	14.72%	16.14%
2011	668	24.360	38.173	23,406	2.41%	1.00%	2.25%	-1.25%	-0.03%
2010	776	24.667	38.183	27,267	1.69%	1.00%	2.25%	12.62%	14.01%
2009	902	21.903	33.491	27,892	2.09%	1.00%	2.25%	27.34%	28.92%
Fidelity VIP Equity Income — Service 2
2013	–	17.799	18.516	–	N/A	1.70%	2.05%	25.26%	25.69%
2012	–	14.210	14.731	–	N/A	1.70%	2.05%	14.70%	15.09%
2011	–	12.389	12.799	6	2.36%	1.70%	2.05%	-1.36%	-1.02%
2010	–	12.560	12.932	6	1.59%	1.70%	2.05%	12.61%	13.00%
2009	–	11.154	11.444	5	2.03%	1.70%	2.05%	27.27%	27.71%
Fidelity VIP Growth
2013	348	46.182	82.347	26,521	0.28%	1.00%	2.25%	33.34%	34.99%
2012	388	34.636	61.004	21,921	0.61%	1.00%	2.25%	12.16%	13.55%
2011	444	30.881	53.724	22,215	0.37%	1.00%	2.25%	-2.00%	-0.79%
2010	498	12.727	54.150	25,168	0.25%	1.00%	2.25%	21.38%	22.94%
2009	612	10.486	44.044	25,279	0.42%	1.00%	2.25%	25.39%	27.02%
Fidelity VIP Index 500
2013	292	214.915	247.924	66,213	1.85%	1.00%	2.05%	29.59%	30.93%
2012	331	165.845	189.349	57,776	2.17%	1.00%	2.05%	13.58%	14.77%
2011	348	146.014	164.989	52,967	1.90%	1.00%	2.05%	-0.01%	1.03%
2010	392	146.024	163.306	59,068	1.82%	1.00%	2.05%	12.71%	13.88%
2009	450	129.552	143.395	59,134	2.38%	1.00%	2.05%	24.06%	25.35%
Fidelity VIP Index 500 — SC
2013	13	19.195	217.562	2,672	1.54%	1.25%	2.25%	29.01%	30.28%
2012	16	14.850	166.994	2,650	1.66%	1.25%	2.25%	13.08%	14.20%
2011	23	13.106	146.228	3,229	1.66%	1.25%	2.25%	-0.45%	0.53%
2010	26	13.140	145.457	3,699	1.51%	1.25%	2.25%	12.21%	13.31%
2009	31	11.688	128.367	4,196	1.95%	1.25%	2.25%	23.52%	24.74%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Franklin Templeton Variable Insurance Products Trust:
Franklin Rising Dividends Securities
2013	394	$20.137	$22.961	$8,739	1.56%	1.00%	2.25%	26.84%	28.41%
2012	342	15.876	17.882	5,922	1.59%	1.00%	2.25%	9.49%	10.85%
2011	395	14.500	16.131	6,187	1.49%	1.00%	2.25%	3.67%	4.95%
2010	443	13.986	15.370	6,633	1.60%	1.00%	2.25%	17.99%	19.45%
2009	460	11.854	12.867	5,792	1.38%	1.00%	2.25%	14.76%	16.18%
Franklin Small Cap Value Securities
2013	235	27.838	31.743	7,204	1.30%	1.00%	2.25%	33.24%	34.89%
2012	250	20.893	23.532	5,708	0.78%	1.00%	2.25%	15.78%	17.21%
2011	295	18.046	20.077	5,737	0.71%	1.00%	2.25%	-5.87%	-4.71%
2010	311	19.172	21.069	6,367	0.76%	1.00%	2.25%	25.40%	26.95%
2009	290	15.288	16.596	4,701	1.55%	1.00%	2.25%	26.31%	27.88%
Franklin Strategic Income Securities
2013	472	16.382	18.679	8,507	6.47%	1.00%	2.25%	1.04%	2.29%
2012	591	16.213	18.261	10,431	6.85%	1.00%	2.25%	10.27%	11.63%
2011	651	14.704	16.358	10,326	5.80%	1.00%	2.25%	0.32%	1.56%
2010	700	14.656	16.106	10,961	4.82%	1.00%	2.25%	8.47%	9.82%
2009	700	13.511	14.666	10,026	7.55%	1.00%	2.25%	22.98%	24.50%
Franklin U.S. Government
2013	211	11.490	13.102	2,670	2.76%	1.00%	2.25%	-4.39%	-3.21%
2012	310	12.018	13.536	4,075	2.96%	1.00%	2.25%	-0.36%	0.88%
2011	375	12.061	13.418	4,898	2.80%	1.00%	2.25%	3.36%	4.64%
2010	352	11.669	12.824	4,403	3.47%	1.00%	2.25%	2.97%	4.24%
2009	388	11.333	12.302	4,672	4.33%	1.00%	2.25%	0.83%	2.07%
Franklin Zero Coupon 2010
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	620	10.950	11.886	7,210	4.29%	1.00%	2.25%	-2.05%	-0.84%
Mutual Global Discovery Securities
2013	761	25.812	29.431	21,661	2.20%	1.00%	2.25%	24.81%	26.35%
2012	836	20.681	23.293	18,881	2.59%	1.00%	2.25%	10.86%	12.23%
2011	956	18.655	20.754	19,300	2.25%	1.00%	2.25%	-5.09%	-3.92%
2010	1,070	19.656	21.601	22,546	1.23%	1.00%	2.25%	9.50%	10.85%
2009	1,169	17.951	19.486	22,304	1.14%	1.00%	2.25%	20.60%	22.09%
Mutual Shares Securities
2013	280	18.608	21.218	5,739	2.01%	1.00%	2.25%	25.44%	26.99%
2012	332	14.834	16.708	5,370	1.99%	1.00%	2.25%	11.72%	13.11%
2011	392	13.278	14.772	5,629	2.33%	1.00%	2.25%	-3.22%	-2.02%
2010	467	13.719	15.076	6,847	1.47%	1.00%	2.25%	8.75%	10.09%
2009	496	12.615	13.694	6,635	1.84%	1.00%	2.25%	23.27%	24.80%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Franklin Templeton Variable Insurance Products Trust: (continued)
Templeton Developing Markets Securities
2013	150	$27.189	$31.194	$4,527	1.93%	1.00%	2.25%	-3.10%	-1.90%
2012	171	27.827	31.800	5,284	1.45%	1.00%	2.25%	10.67%	12.04%
2011	207	24.936	28.383	5,706	0.94%	1.00%	2.25%	-17.71%	-16.69%
2010	262	30.049	34.068	8,701	1.51%	1.00%	2.25%	15.00%	16.42%
2009	277	25.913	29.262	7,920	3.73%	1.00%	2.25%	68.80%	70.88%

ING Global Resources Trust:
ING Global Resources
2013	521	12.388	13.314	6,792	0.93%	1.00%	2.05%	11.32%	12.48%
2012	626	11.128	11.837	7,280	0.76%	1.00%	2.05%	-4.80%	-3.81%
2011	717	11.689	12.306	8,694	0.56%	1.00%	2.05%	-10.98%	-10.05%
2010	798	13.131	13.681	10,788	0.87%	1.00%	2.05%	19.20%	20.44%
2009	878	11.015	11.359	9,881	0.30%	1.00%	2.05%	34.75%	36.15%

ING Investors Trust:
ING JPMorgan Emerging Markets Equity
2013	261	22.047	23.970	6,099	1.10%	1.00%	2.05%	-7.39%	-6.43%
2012	295	23.806	25.616	7,400	N/A	1.00%	2.05%	16.93%	18.15%
2011	340	20.360	21.682	7,251	1.10%	1.00%	2.05%	-19.70%	-18.86%
2010	410	25.353	26.722	10,800	0.70%	1.00%	2.05%	18.21%	19.44%
2009	472	21.448	22.373	10,426	1.54%	1.00%	2.05%	68.56%	70.31%

Invesco Variable Insurance Funds
Invesco V.I. Diversified Dividend Fund Series I
2013	102	8.805	10.042	990	2.54%	1.00%	2.25%	28.15%	29.74%
2012	87	6.871	7.740	649	1.52%	1.00%	2.25%	16.11%	17.55%
2011 (13)	127	5.918	6.584	812	N/A	1.00%	2.25%	-9.06%	-8.31%
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Financial Services
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	–	6.508	7.181	–	0.38%	1.00%	2.25%	5.30%	5.72%
2010	143	6.180	6.792	945	0.11%	1.00%	2.25%	7.89%	9.22%
2009	119	5.728	6.219	724	2.62%	1.00%	2.25%	24.62%	26.17%
Invesco V.I. Global Health Care
2013	109	21.877	24.946	2,614	0.71%	1.00%	2.25%	37.45%	39.15%
2012	90	15.916	17.927	1,564	N/A	1.00%	2.25%	18.23%	19.70%
2011	101	13.462	14.977	1,465	N/A	1.00%	2.25%	1.67%	2.92%
2010	111	13.241	14.552	1,575	N/A	1.00%	2.25%	2.98%	4.25%
2009	124	12.858	13.958	1,686	0.29%	1.00%	2.25%	24.87%	26.41%
Invesco V.I. Global Real Estate
2013	226	23.033	26.264	5,716	3.75%	1.00%	2.25%	0.45%	1.70%
2012	264	22.929	25.826	6,601	0.57%	1.00%	2.25%	25.29%	26.85%
2011	289	18.300	20.360	5,718	3.91%	1.00%	2.25%	-8.56%	-7.43%
2010	317	20.014	21.995	6,790	4.76%	1.00%	2.25%	14.93%	16.35%
2009	365	17.414	18.904	6,739	N/A	1.00%	2.25%	28.63%	30.22%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Invesco Variable Insurance Funds (continued)
Invesco V.I. Utilities
2013	1,490	$12.989	$25.627	$20,813	4.19%	1.00%	2.25%	8.32%	9.66%
2012	1,638	11.891	23.369	20,926	3.09%	1.00%	2.25%	1.32%	2.58%
2011	1,856	11.639	22.782	23,274	3.13%	1.00%	2.25%	13.89%	15.30%
2010	1,823	10.135	19.759	19,943	3.44%	1.00%	2.25%	3.96%	5.25%
2009	2,111	9.667	18.774	22,175	3.92%	1.00%	2.25%	12.40%	13.79%

Janus Aspen Series:
Janus Aspen Balanced I-S
2013	1,333	42.732	60.016	75,144	1.53%	1.00%	2.25%	17.51%	18.97%
2012	1,450	36.364	50.448	68,911	2.87%	1.00%	2.25%	11.11%	12.49%
2011	1,615	32.727	44.846	68,463	2.45%	1.00%	2.25%	-0.59%	0.63%
2010	1,801	15.388	44.563	76,092	2.75%	1.00%	2.25%	5.95%	7.31%
2009	2,023	14.524	41.526	79,877	2.89%	1.00%	2.25%	23.06%	24.64%
Janus Aspen Enterprise I-S
2013	812	47.779	62.534	47,854	0.50%	1.00%	2.25%	29.47%	31.07%
2012	894	36.905	47.711	40,321	N/A	1.00%	2.25%	14.70%	16.13%
2011	1,023	32.174	41.086	39,821	N/A	1.00%	2.25%	-3.59%	-2.39%
2010	1,178	20.605	42.093	47,048	0.06%	1.00%	2.25%	23.00%	24.60%
2009	1,330	16.752	33.782	42,818	N/A	1.00%	2.25%	41.54%	43.39%
Janus Aspen Forty I-S
2013	58	19.286	19.286	1,114	0.70%	1.40%	1.40%	29.42%	29.42%
2012	63	14.902	14.902	932	0.72%	1.40%	1.40%	22.44%	22.44%
2011	76	12.172	12.172	925	0.38%	1.40%	1.40%	-7.98%	-7.98%
2010	91	13.227	13.227	1,206	0.34%	1.40%	1.40%	5.28%	5.28%
2009	95	12.564	12.564	1,197	N/A	1.40%	1.40%	44.31%	44.31%
Janus Aspen Global Research Portfolio I-S (14)
2013	1,041	33.820	43.625	42,922	1.20%	1.00%	2.25%	25.60%	27.16%
2012	1,174	26.926	34.309	38,166	0.86%	1.00%	2.25%	17.43%	18.89%
2011	1,314	22.929	28.858	36,036	0.59%	1.00%	2.25%	-15.64%	-14.59%
2010	1,486	27.179	33.789	47,842	0.59%	1.00%	2.25%	13.29%	14.69%
2009	1,670	23.991	29.461	46,977	1.36%	1.00%	2.25%	34.67%	36.34%
Janus Aspen Global Research Portfolio S-S (15)
2013	–	14.643	15.232	–	N/A	1.70%	2.05%	25.50%	25.94%
2012	–	11.667	12.095	–	N/A	1.70%	2.05%	17.45%	17.85%
2011	–	9.934	10.263	–	N/A	1.70%	2.05%	-15.71%	-15.42%
2010	–	11.786	12.134	–	0.78%	1.70%	2.05%	13.20%	13.59%
2009	–	10.412	10.683	1	1.24%	1.70%	2.05%	34.64%	35.11%
Janus Aspen Janus I-S
2013	775	28.092	38.869	28,477	0.78%	1.00%	2.25%	27.47%	29.05%
2012	858	22.038	30.120	24,517	0.57%	1.00%	2.25%	15.97%	17.41%
2011	952	19.003	25.654	23,231	0.59%	1.00%	2.25%	-7.38%	-6.24%
2010	1,086	13.244	27.360	28,349	1.04%	1.00%	2.25%	11.96%	13.38%
2009	1,242	11.829	24.130	28,678	0.51%	1.00%	2.25%	33.28%	35.00%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Janus Aspen Series: (continued)
Janus Aspen Perkins Mid Cap Value
2013	161	$25.448	$29.018	$4,495	1.13%	1.00%	2.25%	23.04%	24.56%
2012	176	20.683	23.296	3,965	0.83%	1.00%	2.25%	8.35%	9.69%
2011	219	19.089	21.237	4,508	0.60%	1.00%	2.25%	-5.11%	-3.94%
2010	235	20.118	22.108	5,063	0.49%	1.00%	2.25%	12.83%	14.22%
2009	257	17.831	19.356	4,864	0.34%	1.00%	2.25%	29.99%	31.60%

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Balanced
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	6	10.645	11.296	64	2.30%	1.25%	2.25%	21.72%	22.92%
JPMorgan Insurance Trust Core Bond
2013	46	12.743	14.064	636	5.10%	1.25%	2.25%	-3.64%	-2.69%
2012	67	13.224	14.452	947	4.77%	1.25%	2.25%	3.01%	4.03%
2011	96	12.837	13.892	1,304	5.85%	1.25%	2.25%	5.10%	6.13%
2010	131	11.209	12.687	1,683	3.53%	1.25%	2.25%	-3.40%	7.41%
2009	120	11.433	12.133	1,436	1.08%	1.25%	2.25%	7.23%	8.29%
JPMorgan Insurance Trust Equity Index
2013	11	16.069	18.181	187	1.87%	1.00%	2.25%	28.91%	30.51%
2012	11	12.465	13.931	146	1.85%	1.00%	2.25%	13.03%	14.43%
2011	12	11.028	12.174	144	2.34%	1.00%	2.25%	-0.53%	0.70%
2010	30	11.086	12.089	350	0.90%	1.00%	2.25%	11.89%	13.28%
2009	12	9.908	10.672	122	2.61%	1.00%	2.25%	23.66%	25.19%
JPMorgan Insurance Trust International Equity
2013	362	19.367	22.083	7,702	1.89%	1.00%	2.25%	12.91%	14.31%
2012	410	17.152	19.319	7,652	2.22%	1.00%	2.25%	18.39%	19.86%
2011	492	14.487	16.118	7,679	1.91%	1.00%	2.25%	-13.40%	-12.32%
2010	574	16.728	18.383	10,247	0.24%	1.00%	2.25%	4.80%	6.10%
2009	689	15.961	17.327	11,633	2.87%	1.00%	2.25%	38.53%	39.71%
JPMorgan Insurance Trust Intrepid Growth
2013	3	16.170	17.847	57	N/A	1.25%	2.25%	31.51%	32.81%
2012	–	12.295	13.438	–	N/A	1.25%	2.25%	13.74%	14.86%
2011	–	10.810	11.699	–	6.92%	1.25%	2.25%	-0.38%	0.60%
2010	–	10.852	11.629	2	1.69%	1.25%	2.25%	13.55%	14.67%
2009	2	9.557	10.142	17	N/A	1.25%	2.25%	31.36%	32.66%
JPMorgan Insurance Trust Intrepid MidCap
2013	177	20.327	22.999	3,954	1.06%	1.00%	2.25%	37.50%	39.20%
2012	168	14.784	16.522	2,696	0.84%	1.00%	2.25%	13.57%	14.98%
2011	199	13.018	14.370	2,785	0.88%	1.00%	2.25%	-3.69%	-2.50%
2010	230	13.516	14.738	3,319	1.29%	1.00%	2.25%	16.90%	18.34%
2009	258	11.562	12.454	3,157	1.47%	1.00%	2.25%	32.68%	34.32%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
JPMorgan Insurance Trust: (continued)
JPMorgan Insurance Trust Mid Cap Growth
2013	62	$20.840	$23.579	$1,429	0.05%	1.00%	2.25%	40.15%	41.88%
2012	55	14.869	16.618	893	N/A	1.00%	2.25%	13.55%	14.96%
2011	72	13.095	14.456	1,020	N/A	1.00%	2.25%	-8.21%	-7.08%
2010	66	14.267	15.557	997	N/A	1.00%	2.25%	22.87%	24.39%
2009	64	11.611	12.507	781	N/A	1.00%	2.25%	39.89%	41.62%
JPMorgan Insurance Trust Mid Cap Value
2013	386	20.053	22.688	8,483	1.06%	1.00%	2.25%	29.39%	30.99%
2012	426	15.498	17.320	7,181	1.09%	1.00%	2.25%	17.72%	19.18%
2011	482	13.165	14.533	6,833	1.34%	1.00%	2.25%	-0.08%	1.15%
2010	560	13.176	14.367	7,869	1.20%	1.00%	2.25%	20.74%	22.23%
2009	671	10.912	11.754	7,731	0.40%	1.00%	2.25%	25.08%	26.63%
JPMorgan Insurance Trust Small Cap Core
2013	198	24.486	31.507	5,942	0.52%	1.00%	2.25%	39.17%	40.89%
2012	188	17.560	22.363	4,000	0.21%	1.00%	2.25%	17.09%	18.54%
2011	226	14.968	18.866	4,069	0.13%	1.00%	2.25%	-6.86%	-5.71%
2010	250	16.040	20.009	4,797	N/A	1.00%	2.25%	24.33%	25.87%
2009 (16)	295	12.876	15.897	4,505	0.44%	1.00%	2.25%	27.16%	30.78%
JPMorgan Insurance Trust US Equity
2013	46	17.875	20.224	903	0.80%	1.00%	2.25%	33.22%	34.87%
2012	43	13.417	14.995	633	1.23%	1.00%	2.25%	15.05%	16.48%
2011	31	11.662	12.874	391	1.26%	1.00%	2.25%	-4.02%	-2.84%
2010	34	12.151	13.250	439	1.18%	1.00%	2.25%	11.08%	12.45%
2009	42	10.939	11.783	481	N/A	1.00%	2.25%	30.74%	32.36%

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation
2013	127	16.688	19.029	2,332	0.77%	1.00%	2.25%	26.58%	28.15%
2012	120	13.184	14.849	1,732	0.45%	1.00%	2.25%	11.30%	12.68%
2011	161	11.845	13.179	2,067	0.11%	1.00%	2.25%	-3.54%	-2.35%
2010	181	12.280	13.496	2,383	N/A	1.00%	2.25%	6.74%	8.06%
2009	246	11.504	12.489	2,999	N/A	1.00%	2.25%	40.98%	42.72%
Oppenheimer Discovery Mid Cap Growth Fund S-S (17)
2013	62	18.891	21.541	1,298	N/A	1.00%	2.25%	32.64%	34.28%
2012	93	14.242	16.041	1,441	N/A	1.00%	2.25%	13.60%	15.01%
2011	76	12.537	13.947	1,027	N/A	1.00%	2.25%	-1.38%	-0.16%
2010	50	12.712	13.970	686	N/A	1.00%	2.25%	24.37%	25.90%
2009	49	10.221	11.096	533	N/A	1.00%	2.25%	29.35%	30.95%
Oppenheimer Global Fund S-S (18)
2013	799	25.697	29.302	22,564	1.17%	1.00%	2.25%	24.20%	25.73%
2012	882	20.691	23.304	19,875	1.93%	1.00%	2.25%	18.28%	19.75%
2011	1,064	17.492	19.461	20,071	1.16%	1.00%	2.25%	-10.54%	-9.43%
2010	1,298	19.553	21.487	27,103	1.23%	1.00%	2.25%	13.16%	14.56%
2009	1,554	17.279	18.757	28,429	1.86%	1.00%	2.25%	36.29%	37.97%

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

	At December 31,				For the year ended December 31,
	Units (000s)	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Return (4)
		Lowest	Highest			Lowest	Highest	Lowest	Highest
Oppenheimer Variable Account Funds: (continued)
Oppenheimer Global Strategic Income VA
2013	382	$14.818	$16.896	$6,227	4.65%	1.00%	2.25%	-2.56%	-1.35%
2012	503	15.207	17.128	8,338	5.25%	1.00%	2.25%	10.65%	12.03%
2011	570	13.743	15.289	8,460	3.00%	1.00%	2.25%	-1.56%	-0.34%
2010	674	13.961	15.342	10,061	7.87%	1.00%	2.25%	12.25%	13.64%
2009	655	12.437	13.501	8,645	0.25%	1.00%	2.25%	15.80%	17.24%
Oppenheimer High Income Fund
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012 (19)	–	3.695	4.153	–	31.20%	1.00%	2.25%	10.56%	11.68%
2011	207	3.343	3.719	748	8.55%	1.00%	2.25%	-4.70%	-3.52%
2010	196	3.507	3.855	736	6.73%	1.00%	2.25%	11.92%	13.31%
2009	269	3.134	3.402	889	N/A	1.00%	2.25%	23.18%	24.70%
Oppenheimer Main Street
2013	265	18.469	21.060	5,378	0.83%	1.00%	2.25%	28.55%	30.14%
2012	300	14.368	16.183	4,678	0.68%	1.00%	2.25%	14.04%	15.45%
2011	351	12.599	14.017	4,764	0.61%	1.00%	2.25%	-2.50%	-1.30%
2010	413	12.922	14.201	5,703	0.88%	1.00%	2.25%	13.28%	14.68%
2009	489	11.408	12.383	5,909	1.60%	1.00%	2.25%	25.18%	26.73%
Oppenheimer Main Street Small Cap Fund S-S (20)
2013	288	27.225	31.044	8,593	0.69%	1.00%	2.25%	37.53%	39.23%
2012	299	19.796	22.296	6,432	0.33%	1.00%	2.25%	15.07%	16.50%
2011	348	17.202	19.138	6,444	0.41%	1.00%	2.25%	-4.53%	-3.35%
2010	401	18.018	19.801	7,723	0.41%	1.00%	2.25%	20.35%	21.84%
2009	467	14.971	16.252	7,401	0.64%	1.00%	2.25%	33.87%	35.53%

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond
2013	4	17.781	17.781	67	1.86%	1.40%	1.40%	-0.89%	-0.89%
2012	4	17.940	17.940	79	2.27%	1.40%	1.40%	9.31%	9.31%
2011	6	16.412	16.412	99	2.24%	1.40%	1.40%	5.29%	5.29%
2010	8	15.587	15.587	125	1.85%	1.40%	1.40%	6.99%	6.99%
2009	8	14.569	14.569	124	3.20%	1.40%	1.40%	14.00%	14.00%
PIMCO Low Duration
2013	6	15.367	15.367	98	1.46%	1.40%	1.40%	-1.51%	-1.51%
2012	7	15.603	15.603	107	1.93%	1.40%	1.40%	4.38%	4.38%
2011	8	14.948	14.948	119	1.74%	1.40%	1.40%	-0.28%	-0.28%
2010	9	14.990	14.990	138	1.58%	1.40%	1.40%	3.84%	3.84%
2009	10	14.437	14.437	140	3.80%	1.40%	1.40%	11.76%	11.76%

(1) Net Assets equals Contract Owners’ Equity. N/A is noted if the subaccount ceased as an investment option.

(2) This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(3) This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded.

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Notes to Financial Statements

(6)	Unit Values and Financial Highlights: (continued)

(4) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The Archway product has total returns outside the ranges provided that do not correspond to the minimum or maximum expense ratio. This product invests in shares at the fund level that typically experience additional expenses. This can result in a lower subaccount total return than another product with a higher rider expense ratio. Total returns for periods of less than one year are not annualized.

(5) For the period (cessation of operations): January 1, 2012 to April 30, 2012 — DWS Blue Chip VIP A. Subaccount merged with DWS Growth & Income VIP A Subaccount.

(6) For the period (cessation of operations): January 1, 2012 to April 30, 2012 — DWS Blue Chip VIP B. Subaccount merged with DWS Growth & Income VIP B Subaccount.

(7) For the period (cessation of operations): January 1, 2012 to April 30, 2012 — DWS Core Fixed Income VIP A. Subaccount merged with DWS Bond VIP A Subaccount.

(8) Effective July 15, 2013 name changed from DWS Diversified International Equity VIP A Subaccount.

(9) Effective May 1, 2013 name changed from DWS Global Thematic VIP A Subaccount.

(10) Effective May 1, 2013 name changed from DWS Global Thematic VIP B Subaccount.

(11) Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP A Subaccount.

(12) Effective May 1, 2013 name changed from DWS Dreman Small Mid Cap Value VIP B Subaccount.

(13) For the period (commencement of operations): April 29, 2011 to December 30, 2011 — Invesco Dividend Growth Series Subaccount.

(14) Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio I-S Subaccount.

(15) Effective May 1, 2013 name changed from Janus Aspen Worldwide Portfolio S-S Subaccount.

(16) For the period (commencement of operations): May 1, 2009 to December 31, 2009 — JPMorgan Insurance Trust Small Cap Core Subaccount.

(17) Effective April 30, 2013 name changed from Oppenheimer Small & Mid Cap Growth Subaccount.

(18) Effective April 30, 2013 name changed from Oppenheimer Global Securities Subaccount.

(19) For the period (cessation of operations): January 1, 2012 to October 26, 2012 — Oppenheimer High Income Fund. Subaccount merged with Oppenheimer Global Strategic Income VA Subaccount.

(20) Effective April 30, 2013 name changed from Oppenheimer Main Street Small & Mid Cap Subaccount.

(7)	Subsequent Events:

The Separate Account has evaluated the effects of events subsequent to December 31, 2013 and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in the financial statements, as applicable.

PART C

OTHER INFORMATION

Item 24. Financial Statement and Exhibits

(a) Financial Statements included in Part B:

All required financial statements are included in Part B of this registration statement.

(b) Exhibits:

1.1	A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977. [4]

1.2	A copy of Record of Action of Kemper Investors Life Insurance Company dated May 29, 1981. [19]

2.	Not Applicable.

3.1	Distribution Agreement between Investors Brokerage Services, Inc. and Kemper Investors Life Insurance Company. [3]

3.2	Addendum to Selling Group Agreement of Kemper Financial Services, Inc. [1]

3.3	Selling Group Agreement of Investors Brokerage Services, Inc. [2]

3.4	Principal Underwriter Agreement, dated February 3, 2009, By and Between Kemper Investors Life Insurance Company and Synergy Investment Group, LLC. [22]

3.5	Amendment of Distribution Agreement, dated April 1, 2010, By and Between Investors Brokerage Services, Inc. and Kemper Investors Life Insurance Company. [23]

3.6	Assignment of Selling Agreements, dated April 1, 2010, By and Between Investors Brokerage Services, Inc. and Synergy Investment Group, LLC. [23]

3.7	Principal Underwriter Agreement, dated April 30, 2012, By and Between Zurich American Life Insurance Company and BFP Securities, LLC. [26]

3.8	Assignment of Selling Agreements, dated April 30, 2012, By and Between Synergy Investment Group, LLC and BFP Securities, LLC. [26]

3.9	Termination of Principal Underwriter Agreement, dated April 23, 2012, By and Between Synergy Investment Group, LLC and Zurich American Life Insurance Company. [26]

4.1	Form of Group Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.2	Form of Certificate to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.3	Form of Individual Variable, Fixed and Market Value Adjusted Annuity Contract. [7]

4.4	Endorsement to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [16]

4.5	Endorsement to Certificate to Group Variable, Fixed and Market Value Adjusted Annuity Contract. [16]

4.6	Endorsement to Individual Variable, Fixed and Market Value Adjusted Annuity Contract. [16]

4.7	403(b) Qualified Plan Supplemental Rider. [23]

4.8	403(b) Qualified Plan Supplemental Group Contract Rider. [23]

4.9	403(b) Qualified Plan Supplemental Certificate Rider. [23]

5.	Form of Application. [7]

6.1	Kemper Investors Life Insurance Company Articles of Incorporation and By-laws. [3]

6.2	Zurich American Life Insurance Company Amended Articles of Incorporation and By-laws. [24]

7.1	Coinsurance Agreement between Kemper Investors Life Insurance Company and Federal Kemper Life Assurance Company, dated May 29, 2003. [15]

7.2	MVA Agreement and First Amendment to Coinsurance Agreement between Kemper Investors Life Insurance Company and Chase Insurance Life and Annuity Company, f/k/a/ Federal Kemper Life Assurance Company. [16]

7.3	Automatic Annuity Reinsurance Agreement effective May 1, 1998 (redacted). [18]

7.4(a)	Variable Annuity Reinsurance Contract Issued to Kemper Investors Life Insurance Company effective November 17, 2006 (redacted). [19]

7.4(b)	Amendment No. 1 to Variable Annuity Reinsurance Contract, dated December 15, 2008, By and Between Kemper Investors Life Insurance Company and Zurich Insurance Company. [22]

8.1(a)	Fund Participation Agreement among Kemper Investors Life Insurance Company, Janus Aspen Series and Janus Capital Corporation. [2]

8.1(b)	Service Agreement between Kemper Investors Life Insurance Company and Janus Capital Corporation. [5]

8.1(c)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company, Janus Aspen Series, Janus Capital Management LLC, and Janus Distributors LLC. [24]

8.1(d)	Form of Amendment No. 8 to Fund Participation Agreement By and Between Zurich American Life Insurance Company, Janus Aspen Series, and Janus Capital Management LLC (formerly Janus Capital Corporation). [24]

8.2(a)	Participation Agreement By and Among Kemper Investors Life Insurance Company and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Credit Suisse Asset Management Securities, Inc. (f/k/a Counsellors Securities Inc.). [8]

8.2(b)	Service Agreement between Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Federal Kemper Life Assurance Company and Kemper Investors Life Insurance Company. [6]

8.2(c)	Restatement of Participation Agreement among Counsellors Securities Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus Funds and Kemper Investors Life Insurance Company. [10]

8.2(d)	Rule 22c-2 Shareholder Information Agreement, dated October 16, 2007, By and Between Kemper Investors Life Insurance Company and Credit Suisse Asset Management Securities, Inc. [22]

8.3(a)	Fund Participation Agreement among Kemper Investors Life Insurance Company, Kemper Investors Fund (now known as DWS Variable Series II), Zurich Kemper Investments, Inc., and Kemper Distributors, Inc., dated January 1, 1999. [8]

8.3(b)	Supplement to Participation Agreement among Kemper Investors Life Insurance Company, DWS Variable Series II (formerly Kemper Investors Fund), Deutsche Investment Management Americas Inc. (formerly Zurich Kemper Investments, Inc.), and DWS Scudder Distributors, Inc (formerly Kemper Distributors, Inc.). [19]

8.3(c)	Supplement to Participation Agreement among Kemper Investors Life Insurance Company, DWS Variable Series II, Deutsche Investment Management Americas Inc., and DWS Scudder Distributors, Inc. [20]

8.3(d)	Administrative Services Agreement, dated November 5, 1997, By and Between Kemper Investors Life Insurance Company and Zurich Kemper Investments, Inc. [21]

8.3(e)	Amendment to November 5, 1997 Services Agreement, dated March 4, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas Inc. [22]

8.3(f)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and DWS Scudder Distributors, Inc. [22]

8.3(g)	Amendment to Participation Agreement Dated as of January 1, 1997, Between DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. (formerly, DWS Scudder Distributors, Inc.), and Zurich American Life Insurance Company, dated April 11, 2011. [24]

8.3(h)	Supplement to Participation Agreement Dated January 1, 1997, Among Zurich American Life Insurance Company, DWS Variable Series II, Deutsche Investment Management Americas Inc., and DWS Investments Distributors, Inc., dated April 29, 2011. [24]

8.4(a)	Participation Agreement between Kemper Investors Life Insurance Company and Scudder Variable Life Investment Fund (now known as DWS Variable Series I), dated June 26, 1998. [9]

8.4(b)	Participating Contract and Policy Agreement between Kemper Investors Life Insurance Company and Scudder Kemper Investments, Inc. [9]

8.4(c)	Indemnification Agreement between Kemper Investors Life Insurance Company and Scudder Kemper Investments, Inc. [9]

8.4(d)	Amendment to Participation Agreement between Scudder Variable Series I and Kemper Investors Life Insurance Company. [16]

8.4(e)	Supplement for Participation Agreement Dated as of June 26, 1998, dated August 1, 2008, By and Between Kemper Investors Life Insurance Company and DWS Variable Series I (formerly Scudder Variable Series I). [22]

8.4(f)	Amendment to June 26, 1998 Indemnification Agreement, dated August 28, 2008, By and Between Kemper Investors Life Insurance Company and Deutsche Investment Management Americas, Inc. (formerly Scudder Kemper Investments, Inc.). [22]

8.4(g)	Amendment to Participation Agreement Dated as of June 26, 1998, Between Zurich American Life Insurance Company and DWS Variable Series I (formerly, Scudder Variable Life Investment Fund and Scudder Variable Series I), dated April 11, 2011. [24]

8.5(a)	Participation Agreement Among Kemper Investors Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. [9]

8.5(b)	Services Agreement between Pacific Investment Management Company and Kemper Investors Life Insurance Company. [9]

8.5(c)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Allianz Global Investors Distributors LLC. [24]

8.5(d)	Form of Novation of and Amendment to Participation Agreement, By and Among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, and Zurich American Life Insurance Company. [24]

8.5(e)	Form of Amendment to Participation Agreement Dated January 5, 1999, By and Among Zurich American Life Insurance Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (formerly PIMCO Funds Distributors, LLC). [24]

8.6(a)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Kemper Investors Life Insurance Company. [11]

8.6(b)	Shareholder Information Agreement, Franklin Templeton Variable Insurance Products Trust, Dated April 16, 2007, By and Among Kemper Investors Life Insurance Company and Franklin/Templeton Distributors, Inc. [24]

8.7(a)	Fund Participation Agreement between Kemper Investors Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. [11]

8.7(b)	November 1, 1999 Amendment to Fund Participation Agreement between Kemper Investors Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. [12]

8.7(c)	Administrative Services Agreement by and between The Dreyfus Corporation and Kemper Investors Life Insurance Company (redacted). [10]

8.7(d)	November 1, 1999 Amendment to Administrative Services Agreement by and between The Dreyfus Corporation and Kemper Investors Life Insurance Company (redacted). [10]

8.7(e)	Supplemental Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Dreyfus Service Corporation. [22]

8.7(f)	Amendment No. 2 to Fund Participation Agreement Dated April 27, 1999, Between Zurich American Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated April 8, 2011. [24]

8.8(a)	Fund Participation Agreement by and among The Alger American Fund, Kemper Investors Life Insurance Company and Fred Alger & Company Incorporated. [12]

8.8(b)	Service Agreement between Fred Alger Management, Inc. and Kemper Investors Life Insurance Company (redacted). [12]

8.8(c)	Rule 22c-2 Agreement, dated April 16, 2007, By and Between Kemper Investors Life Insurance Company and Fred Alger & Company, Incorporated. [22]

8.8(d)	Amendment No. 1 to Participation Agreement Dated May 1, 1999, Between Zurich American Life Insurance Company, The Alger Portfolios (formerly The Alger American Fund), and Fred Alger & Company Incorporated, dated April 1, 2011. [24]

8.9(a)	Fund Participation Agreement, dated April 30, 2004, by and among Kemper Investors Life Insurance Company, AIM Variable Insurance Funds, and AIM Distributors, Inc. [24]

8.9(b)	Administrative Services Agreement, dated July 1, 2005 Between Kemper Investors Life Insurance Company and AIM Advisors, Inc. [24]

8.9(c)	AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2, dated April 11, 2007, By and Between Kemper Investors Life Insurance Company and AIM Investment Services, Inc. [22]

8.9(d)	Amendment No. 1 to the Participation Agreement Dated April 30, 2004, Between Kemper Investors Life Insurance Company, AIM Variable Insurance Funds, and AIM Distributors, Inc., dated May 28, 2008. [24]

8.9(e)	Amendment No. 2 to the Participation Agreement Dated April 30, 2004, Between Kemper Investors Life Insurance Company, AIM Variable Insurance Funds, and AIM Distributors, Inc., dated April 30, 2010. [24]

8.9(f)	Form of Amendment No. 3 to Participation Agreement Dated April 30, 2004, Between Zurich American Life Insurance Company, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and Invesco Distributors, Inc. [24]

8.10(a)	Insurance Administrative Services Agreement, dated September 7, 2004, between Kemper Investors Life Insurance Company and Liberty Insurance Services Corporation (now known as Concentrix Insurance Administration Solutions Corporation). [13]

8.10(b)	Amendment No. 1 to The Insurance Administrative Services Agreement, dated April 26, 2005, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation (formerly Liberty Insurance Services Corporation). [21]

8.10(c)	Amendment No. 2 to The Insurance Administrative Services Agreement, dated May 16, 2006, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(d)	Amendment No. 3 to The Insurance Administrative Services Agreement, dated August 23, 2006, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(e)	Amendment No. 4 to Third-Party Insurance Administrative Services Agreement, dated February 22, 2007, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(f)	Redacted Amendment No. 5 to Third-Party Insurance Administrative Services Agreement, dated June 1, 2008, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [21]

8.10(g)	Amendment No. 6 to Third-Party Insurance Administrative Services Agreement, dated May 15, 2009, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [23]

8.10(h)	Amendment No. 7 to Third-Party Insurance Administrative Services Agreement, dated February 22, 2010, By and Between Kemper Investors Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [23]

8.10(i)	Amendment No. 8 to Third-Party Insurance Administrative Services Agreement, dated as of April 3, 2012, By and Between Zurich American Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [25]

8.10(j)	Amendment No. 9 to Third-Party Insurance Administrative Services Agreement, dated as of December 1, 2012, By and Between Zurich American Life Insurance Company and IBM Business Transformation Outsourcing Insurance Services Corporation. [26]

8.11(a)	Fund Participation Agreement by and among Kemper Investors Life Insurance Company, Deutsche Asset Management VIT Funds (now known as DWS Investments VIT Funds), and Deutsche Asset Management, Inc. [17]

8.11(b)	Administrative Services Agreement between Kemper Investors Life Insurance Company and Deutsche Asset Management, Inc. (redacted). [17]

8.11(c)	Amendment to administrative services agreement between Kemper Investors Life Insurance Company and Deutsche Asset Management, Inc. [18]

8.11(d)	Amendment to Fund Participation Agreement Dated as of October 21, 2001, By and Among Kemper Investors Life Insurance Company, Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), and Deutsche Asset Management, Inc., dated August 1, 2005. [24]

8.11(e)	Amendment to Fund Participation Agreement Dated as of October 22, 2001, Between Zurich American Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and Scudder Investments VIT Funds), and Deutsche Investment Management Americas Inc. (formerly, Deutsche Asset Management, Inc.), dated April 11, 2011. [24]

9.	Opinion and Consent of Juanita M. Thomas, Esq. [27]

10.	Consent of independent registered public accounting firm. [27]

11.	Not Applicable.

12.	Not Applicable

13.	Schedules for Computation of Performance Calculations. [4]

14.	Not Applicable.

15.1	Powers of Attorney for David Dietz, Paul W. Noffke, Richard J. Hauser, Stuart C. Berman, Simon Lodge, and Dawn Cummings-Fritz. [26]

15.2	Powers of Attorney for Kenneth Carroll, Debra Broek, Ira Kleinman, and Louis Pietroluongo. [27]

17.1	Schedule III: Supplementary Insurance Information (years ended December 31, 2004, 2003 and 2002). [13]

17.2	Schedule IV: Reinsurance (year ended December 31, 2004, 2003 and 2002). [13]

17.3	Schedule V: Valuation and qualifying accounts (year ended December 31, 2004, 2003 and 2002). [13]

[1]	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 27, 1995.

[2]	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

[3]	Incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for Kemper Investors Life Insurance Company (File No. 333-02491) filed on or about April 12, 1996.

[4]	Incorporated by reference to the Registration Statement on Form N-4 for the Registrant (File No. 333-22375) filed on or about February 26, 1997.

[5]	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

[6]	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

[7]	Previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about November 3, 1997.

[8]	Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

[9]	Incorporated by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

[10]	Previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 14, 1999.

[11]	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1999.

[12]	Incorporated by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

[13]	Incorporated by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 2004 filed on or about March 30, 2005.

[14]	Previously filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about April 28, 2004.

[15]	Incorporated by reference to exhibits filed with Form 10-Q for Kemper Investors Life Insurance Company (now Zurich American Life Insurance Company) (File No. 033-43462) for the quarterly period ended June 30, 2003 filed on or about August 14, 2003.

[16]	Previously filed in Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 28, 2005.

[17]	Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-88845) filed on April 30, 2002.

[18]	Previously filed in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about May 1, 2006.

[19]	Previously filed in Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 27, 2007.

[20]	Previously filed in Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2008.

[21]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-148489) filed on August 8, 2008.

[22]	Previously filed in Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2009.

[23]	Previously filed in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 30, 2010.

[24]	Previously filed in Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 29, 2011.

[25]	Previously filed in Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 30, 2012.

[26]	Previously filed in Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 333-22375) filed on April 30, 2013.

[27]	Filed herewith.

Item 25. Directors and Officers of Zurich American Life Insurance Company (“ZALICO”)

The directors and officers of ZALICO are listed below together with their current positions.

Name	Office with ZALICO

David Dietz[3]	President, Chief Executive Officer and Director
Richard Grilli[3]	Senior Vice President and Chief Operating Officer
Simon Lodge[3]	Senior Vice President and Chief Financial Officer
Paul W. Noffke [2]	Director
Richard J. Hauser[2]	Director and Assistant Treasurer
Kenneth Carroll[9]	Director
Stuart Berman[3]	Director
Debra Broek[11]	Director
Ira Kleinman[8]	Director
Louis Pietroluongo[10]	Director
Michael Rohwetter[3]	Vice President and Chief Investment Officer
Elizabeth McInerney[3]	Vice President and Chief Operations Officer
Eileen Ehlers[3]	Assistant Vice President, Underwriting
Cathy Hall[1]	Vice President and Chief Compliance Officer
Diane Davis[1]	Vice President and Chief Risk Officer
Jeffrey Horton[3]	Vice President-Finance and Treasurer
Patrick J. Carty[3]	Vice President, General Counsel and Corporate Secretary
Cathy Ehrlich[3]	Vice President, Chief Life Actuary, Appointed Actuary and Illustration Actuary
Mary Dening[3]	Assistant Vice President, Actuary
Matt Wolf[3]	Assistant Vice President, Actuary
Dennis Roberts[4]	Vice President and Responsible Officer, Illustrations
John Patton[1]	Vice President-Claims
Leeann Gladys Badgett [1]	Assistant Vice President
Dawn Marie Cummings-Fritz[2]	Director and Assistant Vice President
Margaret Labno[2]	Assistant Vice President
Juanita Thomas[6]	Assistant Secretary
Jon Nagel[3]	Assistant Secretary
Eric Chandler[3]	Assistant Secretary
Lisa Baltazar[3]	Assistant Secretary
Craig Toffolo[3]	Assistant Secretary
David Dampman[5]	Assistant Secretary

Tracy A. Peebles1 serves as the Chief Compliance Officer for the Registrant.

1   The principal business address is 3003 77th Avenue, SE, Mercer Island, WA 98040.

2   The principal business address is 1400 American Lane, Schaumburg, IL 60196.

3   The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.

4   The principal business address is 200 Sam Houston Parkway, Suite 1300, Houston, TX 77042.

5   The principal business address is 7045 College Blvd., Overland Park, KS 66211.

6   The principal business address is 1114 Georgia Street, Louisiana, MO 63353.

7   The principal business address is Mythenquai 2, 8002 Zurich, Switzerland.

8   The principal business address is 36 Overlook Road, Livingston, NJ 07039.

9   The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350.

10 The principal business address is 17 Marycrest Road, West Nyack, NY 10994.

11 The principal business address is 716 Fairway Dr., Rock Valley, Iowa 51247.

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GB	Endsleigh Insurance Services Limited	100.00
Access Franchise Management Limited	GB	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AU	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CH	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Afterland Limited	GB	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	DE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Albert Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Allied Dunbar (Staff Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Asset Management plc	GB	Zurich Trustee Company (UK) Limited	0.01
Allied Dunbar Assurance plc	GB	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Dunbar International Nominees Limited	IM	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Mortgages Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Property Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Provident plc	GB	Zurich Trustee Company (UK) Limited	0.001
Allied Zurich Holdings Limited	JE	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GB	Zurich Financial Services AG	100.00
American Guarantee and Liability Insurance Company	US	Zurich American Insurance Company	100.00
American Zurich Insurance Company	US	Steadfast Insurance Company	100.00
Anglo American Insurance Company Limited	GB	Anglo American Insurance Group (UK) Limited	0.001
Anglo American Insurance Company Limited	GB	Anglo American Insurance Holdings Limited	99.99
Anglo American Insurance Group (UK) Limited	GB	CMSH Limited	100.00
Anglo American Insurance Holdings Limited	GB	Anglo American Insurance Group (UK) Limited	100.00
Aquarius Underwriting Managers (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	30.00
Ashdale Land and Property Company Limited	GB	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AU	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	US	Maryland Casualty Company	100.00
Baden-Badener Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IE	Zurich Insurance plc	100.00
Bansabadell Pensiones, E.G.F.P, S.A.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Benefit Finance Partners, L.L.C.	US	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	US	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DE	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AT	Zurich Versicherungs-Aktiengesellschaft	50.00
Bristlecourt Limited	GB	Zurich Assurance Ltd	100.00
CAN Seguros Generales SA	ES	Zurich Versicherungs-Gesellschaft AG	50.00

Cayley Aviation Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BM	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	US	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BM	CMSH Limited	100.00
Centre Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Insurance International Company	IE	Centre Solutions (Bermuda) Limited	100.00
Centre Kate Inc. 1	US	Zurich Structured Finance, Inc.	100.00
Centre Kate Inc. 2	US	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IE	Centre Solutions (Bermuda) Limited	99.99
Centre Reinsurance International Company	IE	Orange Stone Reinsurance	0.002
Centre Solutions (Bermuda) Limited	BM	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Chilena Consolidada Seguros de Vida S.A.	CL	Inversiones Suizo Chilena S.A.	98.98
Chilena Consolidada Seguros Generales S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	7.41
Chilena Consolidada Seguros Generales S.A.	CL	Inversiones Suizo Chilena S.A.	82.73
City of London Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
CMSH Limited	BM	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BM	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FR	Zurich Versicherungs-Gesellschaft AG	12.41
Colonial American Casualty and Surety Company	US	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GB	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AT	Bonus Pensionskassen Aktiengesellschaft	100.00
Concourse Skelmersdale Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Conduit Street Properties Limited	GB	Zurich Assurance Ltd	100.00
Consultores de Pensiones Grupo Zurich, S.A. - Sociedad Unipe	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	100.00
CP Holding Limited	VG	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Cramson (Malaysia) Bhd	MY	MCIS Zurich Insurance Berhad	100.00
Crimpland Limited	GB	Zurich Assurance Ltd	100.00
Crown Management Services Limited	US	CMSH Limited	100.00
CTH Affordable Housing Corporation	US	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	US	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	US	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH WNC, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	US	CTH Affordable Housing Corporation	100.00
Cursud N.V.	AN	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
DB Vita S.A.	LU	Deutscher Herold Aktiengesellschaft	25.00
Delta Wetlands Properties	US	KLMLP 2, LLC	50.00
Delta Wetlands Properties	US	KLMLP 3, LLC	50.00
Deutsche Wohnen AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.75
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00

Deutscher Herold Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DE	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DE	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	US	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets plc	GB	Zurich Bank	100.00
Dunbar Nominees Limited	GB	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GB	Allied Dunbar Assurance plc	100.00
Eagle Properties (Benoni) (Proprietary) Limited	ZA	Zurich Insurance Company South Africa Limited	100.00
Eagle Star (Fund Management) Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star (Leasing) Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star (Malta) Limited	MT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GB	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Farms Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Fund Services Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Group Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Holding Company of Ireland	IE	Eagle Star Group Holdings Limited	0.001
Eagle Star Holding Company of Ireland	IE	Zurich Assurance Ltd	99.99
Eagle Star Holdings Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GB	Zurich Insurance plc	100.00
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holding Company of Ireland	0.0015
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holdings Limited	99.99
Eagle Star Loans Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GB	Zurich Insurance plc	100.00
Eagle Star Software Development Company Limited	IE	Zurich Life Assurance plc	100.00
Edilspettacolo SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	US	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	US	Zurich American Insurance Company	100.00
Employee Services Limited	GB	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GB	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GB	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GB	Endsleigh Insurance Services Limited	100.00

Endsleigh Shopfitting Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GB	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
Escape Premium Collection (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
ESI Financing Limited	GB	Eagle Star Insurance Company Limited	0.001
ESI Financing Limited	GB	Zurich Versicherungs-Gesellschaft AG	99.99
Extremus Versicherung-Aktiengesellschaft	DE	Zurich Insurance plc Niederlassung fur Deutschland	5.00
F.I.G. Holding Company	US	Fire Underwriters Association	69.99
F.I.G. Holding Company	US	Truck Underwriters Association	30.00
F.I.G. Holding Company	US	Farmers Group, Inc.	100.0
Farmers Family Fund	US	Farmers Group, Inc.	100.0
Farmers Group, Inc.	US	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	US	Zurich Financial Services AG	12.10
Farmers New World Life Insurance Company	US	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	US	Farmers Group, Inc.	100.00
Farmers Services Corporation	US	Farmers Group, Inc.	100.00
Farmers Services, LLC	US	ZFUS Services, LLC	100.00
Farmers Underwriters Association	US	Farmers Group, Inc.	100.00
Farmers Value Added, Inc.	US	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	US	Zurich American Insurance Company	100.00
FIG Holding Company	US	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	US	Farmers Group, Inc.	100.00
Fire Underwriters Association	US	Farmers Group, Inc.	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich South America Invest AB	71.58
General Surety & Guarantee Co Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Greycaines 1 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Greycaines 2 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Groomlink Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Engineering Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GB	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00

IDI Technology Solutions (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	36.63
Innovaconsulting S.r.I.	IT	Zuritel S.p.A.	40.00
INTEGRA Versicherungsdienst GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CL	Inversiones Suizo-Argentina S.A.	0.0001
Inversiones Suizo Chilena S.A.	CL	Zurich Versicherungs-Gesellschaft AG	99.99
Inversiones Suizo-Argentina S.A.	AR	Zurich Lebensversicherungs-Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	AR	Zurich Versicherungs-Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CL	ZS Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CL	ZS Insurance America, S.L.	100.00
Inversora Alpina, C.A.	VE	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IE	Zurich Insurance plc	99.99
Isis S.A.	AR	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	AR	Zurich Versicherungs-Gesellschaft AG	39.50
IT Innovation Holdings AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Jas. W. King & Co. Limited	GB	Eagle Star Holdings Limited	100.00
Jewell Insurance Agency Ltd	GB	Woodstock Insurance Brokers Limited	100.00
Kennet Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	US	KLMLP, L.P.	100.00
KLMLP 3, LLC	US	KLMLP 2, LLC	100.00
KLMLP, L.P.	US	Zurich American Corporation	75.00
L&L PARK 80 INVESTORS LLC	US	ZI PARK 80 WEST LLC	90.00
Leschi Life Assurance Company	US	Farmers New World Life Insurance Company	100.00
Liquid Underwriting Managers (Pty) Limited	ZA	Zurich Insurance Company South Africa Limited	30.00
Logobrook Limited	GB	Zurich Assurance Ltd	100.00
Lordbourne Limited	GB	Zurich Assurance Ltd	100.00
MAAGNET SYSTEMS SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
MAAGNET-SSMS SDN BHD	MY	MAAGNET SYSTEMS SDN BHD	100.00
MALAYSIAN ALLIANCE PROPERTY SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Malaysian Assurance Alliance Berhad	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Manon Vision Co., Ltd.	TH	Centre Group Holdings Limited	0.0057
Manon Vision Co., Ltd.	TH	CMSH Limited	0.0066
Manon Vision Co., Ltd.	TH	Zurich Versicherungs-Gesellschaft AG	99.99
Maryland Casualty Company	US	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	US	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MU	Zurich Insurance Company South Africa Limited	15.00
MCIS Zurich Insurance Berhad	MY	Zurich Asia Holdings Ltd.	40.00
Medidata AG	CH	Zurich Versicherungs-Gesellschaft AG	8.85
Mentionland Limited	GB	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GB	Zurich Assurance Ltd	100.00
MI Administrators, LLC	US	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BR	Zurich Minas Brasil Seguros S.A,	100.00
MULTIOTO SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Navigators and General Insurance Company Limited	GB	Zurich Insurance plc	100.00
Nearheath Limited	GB	Zurich Assurance Ltd	100.00
New China Life Insurance Company Limited	CA	Zurich Versicherungs-Gesellschaft AG	12.51
NK Zurich Risk Service Co., Ltd.	JP	Zurich Insurance Company Limited	10.00

Northern Insurance Company of New York	US	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	US	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GB	Openwork Holdings Limited	90.00
OOO“TPK”	RU	Zurich Insurance Company Ltd.	100.00
Openwork Access Limited	GB	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GB	Allied Zurich Holdings Limited	99.99
Openwork Independent Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Limited	GB	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Services Limited	GB	Openwork Holdings Limited	100.00
Orange Stone Holdings	IE	CMSH Limited	100.00
Orange Stone Reinsurance	IE	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CH	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GB	Zurich Assurance Ltd	100.00
Perils AG	CH	Zurich Versicherungs-Gesellschaft AG	11.11
Prematic Service Corporation (California)	US	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	US	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	ID	Zurich Asia Holdings Ltd.	4.31
PT Zurich Insurance Indonesia	ID	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	ID	Zurich Versicherungs-Gesellschaft AG	80.00
Real Garant Espana S.L.	ES	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DE	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Red Ruff LLC	US	ZCM Asset Holding Company (Bermuda) Limited	100.00
SA Fire House Limited	ZA	Zurich Versicherungs-Gesellschaft AG	100.00
Sackville Street Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Santander Brasil Seguros S.A.	BR	Santander Seguros S.A.	100.00
Santander Rio Seguros S.A.	AR	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	AR	ZS Insurance America, S.L.	96.00
Santander Seguros de Vida S.A.	CL	Inversiones ZS America Dos Limitada	99.78
Santander Seguros de Vida S.A.	CL	Inversiones ZS America SpA	0.22
Santander Seguros Generales S.A.	CL	Inversiones ZS America Dos Limitada	99.51
Santander Seguros Generales S.A.	CL	Inversiones ZS America SpA	0.49
Santander Seguros S.A.	BR	ZS Insurance America, S.L.	100.00
Santander Seguros Sociedad Anónima	UY	ZS Insurance America, S.L.	100.00
SARL Marofinac	MA	Zurich Versicherungs-Gesellschaft AG	100.00
Saudi National Insurance Company	BH	Zurich Insurance Services (Middle East) EC	5.00
Sceptre Trust Limited	BS	Eagle Star Holdings Limited	0.0002
Sceptre Trust Limited	BS	Eagle Star Insurance Company Limited	99.99
Serviaide Assistencia e Servicos, Lda.	PT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PT	Serviaide, S.A. - Sociedad Unipersonal	4.99
Serviaide, S.A. - Sociedad Unipersonal	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00
Servizurich S.A. - Sociedad Unipersonal	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Shire Park Limited	GB	Zurich Assurance Ltd	12.42
Societe Continentale d’Investissement Immobilier SA	FR	Zurich Assurance Ltd	100.00
Solentbar Property Investment Limited	GB	Zurich Assurance Ltd	100.00

South African Nucleare Pool Administrators (Property) Limite	ZA	Zurich Insurance Company South Africa Limited	25.00
South County Services Co., Inc.	US	Sterling Forest LLC	100.00
Spirecharm Limited	GB	Zurich Assurance Ltd	100.00
Staple Inn Holborn Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Stareagle Limited	GB	Zurich Assurance Ltd	100.00
Starpatch Investments Limited	GB	Zurich Assurance Ltd	100.00
Steadfast Insurance Company	US	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	US	Steadfast Insurance Company	100.00
Sterling Forest LLC	US	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GB	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GB	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GB	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Techlink Interactive Limited	GB	Technical Connection Limited	100.00
Technical Connection Limited	GB	Zurich Employment Services Limited	51.00
The Liverpool Reversionary Company Limited	GB	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GB	Zurich Insurance plc	100.00
The Zurich Services Corporation	US	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	50.00
Truck Underwriters Assocation	US	Farmers Group, Inc.	100.00
Truck Underwriters Association	US	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	US	Zurich American Insurance Company	100.00
Universal Underwriters Life Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich F&I Reinsurance T&C Limited	TC	Universal Underwriters Insurance Services, Inc.	0.0050
Zurich F&I Reinsurance T&C Limited	TC	Universal Underwriters Service Corporation	99.99
Vehicle Dealer Solutions, Inc.	US	The Zurich Services Corporation	100.00
Vita Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Wing Hang Zurich Insurance Company Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	35.00
Women on Wheels Limited	GB	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GB	Endsleigh Insurance Services Limited	100.00
World Travel Protection Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GB	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IE	Ballykilliane Holdings Limited	100.00
Z flex Gesellschaft fur Personaldienstleistungen mbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JE	Zurich Trust Limited	100.00
Z Secretaries Limited	JE	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	US	ZCM Holdings (Bermuda) Limited	100.00
ZCM Asia Holdings Pty Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00

ZCM Asset Holding Company (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	75.71
ZCM Matched Funding (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Matched Funding Corp.	US	ZCM (U.S.) Limited	100.00
ZCMC II Holdings Limited	IE	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IE	Zurich Financial Services EUB Holdings Limited	99.80
ZFS Finance (USA) LLC II	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	US	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	US	Zurich Holding Company of America, Inc.	100.00
ZG Investments Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
ZGEE2 Limited	GB	Eagle Star Holdings Limited	100.00
ZGEE3 Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	US	Zurich American Insurance Company	100.00
ZNA Services, LLC	US	ZFUS Services, LLC	100.00
Zolmec Limited	JE	Zurich Trust Limited	100.00
ZPC Capital Limited	GB	Zurich Holdings (UK) Limited	100.00
ZS Insurance America, S.L.	ES	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00
ZSF 00-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-2 Tyler House, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-3 Aurora, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Blairville, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Boston Store, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Idlewild, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Landmark Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	US	CTH Affordable Housing Corporation	100.00
ZSFH LLC	US	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GB	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GB	Zurich Specialties London Limited	99.00
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Finanz-Gesellschaft AG	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Investments Life S.p.A.	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Lebensversicherungs-Gesellschaft AG	99.99
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.0002
Zurich (Sales Management Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Administradora General de Fondos S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	99.97
Zurich Administradora General de Fondos S.A.	CL	Inversiones Suizo Chilena S.A.	0.030
Zurich Advice Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Advisory (HK) Limited	HK	Zurich Assurance Ltd	100.00
Zurich Agency Services Inc.	US	Zurich Holding Company of America, Inc.	100.00

Zurich Alternative Asset Management, LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	US	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	US	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	US	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	AR	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	AR	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Versicherungs-Gesellschaft AG	53.36
Zurich Asia Holdings Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Isis S.A.	10.00
Zurich Assurance (2004) plc	GB	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GB	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MA	SARL Marofinac	30.10
ZURICH Assurances Maroc	MA	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Aviation Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	50.00
Zurich Bank	IE	ZCM Holdings (Bermuda) Limited	0.037
Zurich Bank	IE	ZCMC II Holdings Limited	99.96
Zurich Bank International Limited	IM	Zurich Bank	100.00
Zurich Benefit Finance LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich IT Service AG Niederlassung fur Deutschland	82.62
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Building Control Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	US	ZCM (U.S.) Limited	100.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Computer Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Insurance plc - Rappresentanza Generale per l’Italia	99.95
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Investments Life S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life and Pensions S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Assurance plc - Rappresentanza Generale per l’It	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Insurance Italia S.p.A.	0.01

Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zuritel S.p.A.	0.01
Zurich Consultancy Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VE	Zurich Seguros, S.A.	99.99
Zurich Corredora de Bolsa S.A.	CL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CL	Zurich Investments Chile S.A.	0.99
Zurich CZI Management Holding Ltd.	US	Zurich Global Investment Management Inc.	100.00
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Deutscher Herold Aktiengesellschaft	67.54
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46
Zurich Direct Agency Limited	HK	Zurich Advice Limited	100.00
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich E&S Insurance Brokerage, Inc.	US	Zurich American Insurance Company	100.00
Zurich Employment Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LU	Zurich Versicherungs-Gesellschaft AG	10.000
Zurich Finance (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Ltd	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	IM	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Financial Services (UKISA) Group Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GB	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GB	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IE	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IE	Zurich Financial Services AG	99.92
Zurich Financial Services UK Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	99.00
Zurich Finanz-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Corporate UK Limited	GB	Zurich Specialties London Limited	100.00
Zurich Global Energy Limited	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Funding	IE	Zurich Finanz-Gesellschaft AG	0.100
Zurich Global Funding	IE	Zurich Versicherungs-Gesellschaft AG	99.90

Zurich Global Investment Management Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BM	Zurich Holding Company of America, Inc.	100.00
Zurich Group Funding Luxembourg S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich GSG Limited	GB	Zurich GSH Limited	100.00
Zurich GSH Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	US	Crown Management Services Limited	0.13
Zurich Holding Company of America, Inc.	US	Zurich Versicherungs-Gesellschaft AG	99.87
Zurich Holding Ireland Limited	IE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CA	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Botswana Ltd	BW	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd.	RU	Zurich Interholding Limited	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Shanghai Representative Offic	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Representative Office - Moscow	RU	Zurich Insurance Company Ltd.	100.00
Zurich Insurance Company South Africa Limited	ZA	SA Fire House Limited	58.95
Zurich Insurance Holding (Cyprus) Ltd	CY	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Holdings (Hong Kong) Limited	HK	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LB	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IE	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IE	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52
Zurich Insurance Services (Middle East) EC	BH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Interholding Limited	RU	Zurich Insurance Holding (Cyprus) Ltd	99.90
Zurich Interholding Limited	RU	Zurich Versicherungs-Aktiengesellschaft	0.10
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	0.005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GB	Zurich Specialties London Limited	100.00
Zurich International Life Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International Services (Luxembourg) S.A.	LU	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GB	Zurich Assurance Ltd	100.00

Zurich Invest AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CH	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CH	Zurich Versicherungs-Gesellschaft AG	20.00
Zurich Investment Management Limited	AU	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BM	CMSH Limited	100.00
Zurich Investments Chile S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	0.084
Zurich Investments Chile S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Investments Life S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00
Zurich Kunden Center GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	US	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Latin American Services S.A.	AR	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	AR	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Legal Expenses Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Leisure Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Life and Pensions S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life Assurance plc	IE	Zurich Holding Ireland Limited	100.00
Zurich Life Insurance (Singapore) Pte Ltd	SG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Italia S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life SA Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pension Trustees No 2 Company Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GB	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GB	Zurich Specialties London Limited	51.00
Zurich Properties (Pty) Limited	BW	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Realty, Inc.	US	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RU	Zurich Insurance Company Ltd.	99.90
Zurich Reliable Insurance Limited	RU	Zurich Interholding Limited	0.10
Zurich Risk Financing SA Limited	ZA	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IN	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IN	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MY	Zurich Management Services Limited	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Santander Seguros Mexico, S.A.	MX	Inversiones ZS America SpA	0.0053
Zurich Santander Seguros Mexico, S.A.	MX	ZS Insurance America, S.L.	99.99

Zurich Seguros, S.A.	VE	Cursud N.V.	69.21
Zurich Service GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DE	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HK	Swiss Insurance Management (Hong Kong) Limited	0.029
Zurich Services (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.99
Zurich Services A.I.E.	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ES	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ES	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	Bansabadell Vida S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.008
Zurich Services A.I.E.	ES	CAN Seguros Generales SA	0.008
Zurich Services A.I.E.	ES	Zurich Insurance plc, Sucursal en Espana	97.18
Zurich Services A.I.E.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.82
Zurich Services Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
ZURICH SERVIZI ITALIA S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Shared Services Ireland Limited	IE	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich South America Invest AB	SE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	US	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CA	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Training and Development Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IE	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JE	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IE	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GB	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Vermogensverwaltungs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	99.00
Zurich Versicherungs-Aktiengesellschaft	AT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CH	Zurich Financial Services AG	100.00
Zurich Vertriebs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BR	Zurich Minas Brasil Seguros S.A,	100.00
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	US	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GB	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GB	Zurich Whiteley Investment Trust Limited	100.00

Zurich, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	99.88
Zuritel S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	99.99
Zuritel S.p.A.	IT	Zurich Versicherungs-Gesellschaft AG	0.07
Farmers Insurance Exchange	US	See Note 2
Fire Insurance Exchange	US	See Note 5
Truck Insurance Exchange	US	See Note 8

Note 2: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 5: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 8: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%

20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00

21st Century Casualty Company	CA	21st Century Insurance Group	100.00

21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00

21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00

21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00

21st Century Insurance Company	CA	21st Century Insurance Group	100.00

21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00

21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00

21st Century Insurance Group	DE	Fire Insurance Exchange	10.00

21st Century Insurance Group	DE	Truck Insurance Exchange	10.00

50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00

21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00

21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00

21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00

21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00

21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00

21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00

21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00

Company	Domicile	Ownership	%

21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00

21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00

21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00

21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00

21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00

21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00

21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00

21st Century Assurance Company	DE	Fire Insurance Exchange	10.00

21st Century Assurance Company	DE	Truck Insurance Exchange	10.00

21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00

21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00

21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00

21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00

American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00

APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00

Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00

Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00

Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00

Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75

Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50

Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75

Bristol West Insurance Company	OH	Coast National Insurance Company	100.00

Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00

Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00

Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00

Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00

Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00

Bristol West Insurance Services of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00

Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00

Company	Domicile	Ownership	%

Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00

Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00

Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00

Coast National Insurance Company	CA	Coast National Holding Company	100.00

Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00

Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00

Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00

Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00

Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00

Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00

Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.05

Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30

Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.65

Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00

Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00

Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00

Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00

Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00

Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00

Farmers Insurance Exchange	CA	See Note 1

Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00

Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00

Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00

Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00

Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00

Farmers Specialty Insurance Company	MI	Foremost Insurance Company, Grand Rapids, MI	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00

Farmers Texas County Mutual Insurance Company	TX	See Note 2

Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00

FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00

FFS Holding, LLC	NV	Mid Century Insurance Company	100.00

F.I.G. Holding Company	CA	Farmers Group, Inc.	100.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	100.00

Company	Domicile	Ownership	%

Fire Insurance Exchange	CA	See Note 3

Fire Underwriters Association	CA	Farmers Group, Inc.	100.00

Foremost County Mutual Insurance Company	TX	See Note 4

Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00

Foremost Financial Services Corporation	DE	FCOA, LLC	100.00

Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00

Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00

Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00

Foremost Lloyds of Texas	TX	See Note 5

Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00

Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00

GP, LLC	DE	Bristol West Holdings, Inc.	100.00

Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00

Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00

Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00

Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00

Insurance Data Systems, G.P.	FL	GP, LLC	0.10

Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90

Kraft Lake Insurance Agency.	MI	FCOA, LLC	100.00

Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00

MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00

Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00

Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50

Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50

Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00

Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00

Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00

21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00

21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00

21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00

Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00

Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00

Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30

Company	Domicile	Ownership	%

Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70

Truck Insurance Exchange	CA	Interinsurance Exchange

Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00

Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92

Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08

Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50

Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50

Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00

Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Note 1:

Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc., dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group, Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group, Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Country Code Key
AN	Netherlands Antilles	DE	Germany	MU	Mauritius
AR	Argentina	ES	Spain	MX	Mexico
AT	Austria	FR	France	MY	Malaysia
AU	Australia	GB	United Kingdom	PT	Portugal
BH	Bahrain	HK	Hong Kong	RU	Russian Federation
BM	Bermuda	ID	Indonesia	SG	Singapore
BO	Bolivia	IE	Ireland	SZ	Swaziland
BR	Brazil	IM	Isle of Man	TC	Turks & Caicos
BS	Bahamas	IN	India	TH	Thailand
BW	Botswana	IT	Italy	TW	Taiwan
CA	Canada	JE	Channel Islands	US	United States
CH	Switzerland	JP	Japan	UY	Uruguay
CL	Chile	LB	Lebanon	VE	Venezuela
CN	China	LU	Luxembourg	VG	Virgin Islands
CY	Cyprus	MT	Malta	ZA	South Africa

Zurich Insurance Group conducts its primary insurance operations in the United States through two property/casualty groups, each operating independently with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 27. Number of Contract Owners

At March 31, 2014, the Registrant had approximately 15,887 qualified and 12,812 non-qualified Scudder Destinations/ Farmers VA I Contract Owners.

Item 28. Indemnification

To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Zurich American Life Insurance Company (formerly Kemper Investors Life Insurance Company) (“ZALICO”) provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of ZALICO, or serving or having served, at the request of ZALICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of ZALICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of ZALICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of ZALICO pursuant to the foregoing provisions, or otherwise, ZALICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ZALICO of expenses incurred or paid by a director, officer, employee of agent of ZALICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of ZALICO in connection with variable annuity contracts, ZALICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by ZALICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a) Principal Underwriter

BFP Securities, LLC (“BFPS”) acts as principal underwriter for the Scudder DestinationsSM Annuity and the Farmers Variable Annuity I (each a “Contract” and together, the “Contracts”), that are supported by the ZALICO Variable Annuity Separate Account. BFPS also acts as principal underwriter for ZALICO Variable Separate Account - 2.

Item 29.(b) Information Regarding Principal Underwriters

For BFP Securities, LLC (Current principal underwriter for the Contracts):

Name and Principal Business Address	Position and Offices with Underwriter
___________	___________
Daniel F. Nickel	President and Chief Compliance Officer
6 CityPlace Drive Suite 400 St. Louis, MO 63141

Item 29.(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation

BFPS	N/A	N/A	$ 2.02 million	$10.4 million

Item 30. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder (including Rule 38a-1) are maintained by Zurich American Life Insurance Company at its home office at 1400 American Lane, Schaumburg, Illinois 60196, or at 3003 77th Ave, SE, Mercer Island, Washington 98040, or at One Liberty Place, 165 Broadway, New York, NY 10006, or at IBM Business Transformation Outsourcing Insurance Service Corporation at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064, or at Protective Life Insurance Company at 1707 North Randall Road, Suite 310, Elgin, IL 60123-9409, or at Se2 Service Center at PO Box 758557, Topeka, KS 66675-8557, or at BFP Securities, LLC at 6 CityPlace, Suite 400, St. Louis, MO 63141.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

Zurich American Life Insurance Company (“ZALICO”) represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by ZALICO.

Representation Regarding Contracts Issued to Participants in the Texas Optional Retirement Program

ZALICO, depositor and sponsor of Registrant, ZALICO Variable Annuity Separate Account, and Investors Brokerage Services, Inc. (“IBS”), the former principal underwriter of the Contracts issued by Registrant, have issued the Contracts to participants in the Texas Optional Retirement Program (the “Program”) in reliance upon, and in compliance with, Rule 6c-7 of the Investment Company Act of 1940, and have represented that they would:

1.	Include appropriate disclosure regarding the restrictions on redemptions imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

2.	Include appropriate disclosure regarding the restrictions on redemptions imposed by the Program in any sales literature used in connection with the offer of Contracts to Program participants;

3.	Instruct salespeople who solicit Program participants to purchase Contracts specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants; and

4.	Obtain from each Program participant who purchases a Contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

ZALICO, depositor and sponsor of Registrant, ZALICO Variable Annuity Separate Account (the “Separate Account”), and Investors Brokerage Services, Inc. (“IBS”), the former principal underwriter of Contracts issued by Registrant, have issued the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Council of Life Insurance. In connection therewith, ZALICO, the Separate Account and IBS have represented that they would:

1.	Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the prospectus, used in connection with IRC 403(b) Tax-Sheltered Annuity Programs;

2.	Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of Contracts to 403(b) participants;

3.	Instruct salespeople who solicit participants to purchase Contracts specifically to bring the restrictions on redemption imposed by 403(b)(11) to the attention of potential participants; and

4.	Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer’s IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

[Space Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Post-Effective Amendment No. 25 to the Registration Statement meets all the requirements for effectiveness under Rule 485(b) and has caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf, in the City of New York, and State of New York, on April 30, 2014.

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT (Registrant)

Attest:	/s/ Patrick J. Carty	/s/ Richard W. Grilli
	Patrick J. Carty, Vice President, General Counsel and Corporate Secretary	By: Richard W. Grilli, Senior Vice President and Chief Operating Officer (Signature)

ZURICH AMERICAN LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Patrick J. Carty	/s/ Richard W. Grilli
	Patrick J. Carty, Vice President, General Counsel and Corporate Secretary	By: Richard W. Grilli, Senior Vice President and Chief Operating Officer (Signature)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

President and Chief Executive Officer
David J. Dietz*/	(Principal Executive Officer)

Senior Vice President and Chief Financial Officer
Simon Lodge */	(Principal Financial Officer and Principal Accounting Officer)

Director and Assistant Treasurer
Richard J. Hauser */

Director and Assistant Treasurer
Dawn M. Cummings-Fritz */

Signature	Title	Date

Director
Kenneth L. Carroll*/

Director
Stuart C. Berman*/

Director
Paul W. Noffke*/

Director
Ira J. Kleinman*/

Director
Louis W. Pietroluongo*/

Director
Debra Broek*/

/s/ Richard W. Grilli	Attorney-in-fact	April 29, 2014
Richard W. Grilli

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number Title		Sequentially Numbered Pages

9	Opinion and Consent of Juanita M. Thomas, Esq.

10	Consent of independent registered public accounting firm.

15.2	Powers of Attorney for Debra Broek, Kenneth Carroll, Ira Kleinman, and Louis Pietroluongo.